                                                                   EXHIBIT 10.16

                                                          INTERNAL WORKING DRAFT
--------------------------------------------------------------------------------
                                COMPOSITE COPY

                              OF CREDIT AGREEMENT

                     AMONG MODUS MEDIA INTERNATIONAL, INC.

                   AS BORROWER AND THE OTHER PARTIES THERETO

                                 AS AMENDED BY

               THE FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS
                             OF FEBRUARY 18,1998,

                   THE SECOND AMENDMENT TO CREDIT AGREEMENT
                        DATED AS OF FEBRUARY 27, 1998,

                         THE THIRD AMENDMENT TO CREDIT
                    AGREEMENT DATED AS OF AUGUST 10, 1998,

                            THE FOURTH AMENDMENT TO
           CREDIT AGREEMENT AND WAIVER DATED AS OF NOVEMBER 6, 1998,

                 THE FIFTH AMENDMENT TO CREDIT AGREEMENT DATED
                           AS OF DECEMBER 31, 1998,

          THE SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER DATED AS
                               OF MAY 10, 1999,

                 THE SEVENTH AMENDMENT TO CREDIT AGREEMENT AND
                       WAIVER DATED AS OF JUNE 25, 1999,

                                      AND

              THE EIGHTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER
                        DATED AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

                                                                  COMPOSITE COPY

--------------------------------------------------------------------------------

                               CREDIT AGREEMENT

                                     among


                       MODUS MEDIA INTERNATIONAL, INC.,
                                 AS BORROWER,

                   MODUS MEDIA INTERNATIONAL HOLDINGS, INC.,

                         VARIOUS LENDING INSTITUTIONS,

                   NATIONSBANC MONTGOMERY SECURITIES, INC.,
                      AS ARRANGER AND SYNDICATION AGENT,

                              CITICORP USA, INC.,
                   AS DOCUMENTATION AGENT, COLLATERAL AGENT
                           AND MULTI-CURRENCY AGENT

                                      and


                          NATIONSBANK OF TEXAS, N.A.,
                            AS ADMINISTRATIVE AGENT
                           ________________________

                         Dated as of December 15, 1997
                           ________________________

--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS
                                 -----------------

                                                                                                            Page

SECTION 1.       Amount and Terms of Credit.............................................................      2
                 --------------------------
     1.01        Commitments............................................................................      2
                 -----------
     1.02        Minimum Borrowing Amounts, Etc.........................................................      8
                 ------------------------------
     1.03        Notice of Borrowing....................................................................      8
                 -------------------
     1.04        Disbursement of Funds..................................................................     10
                 ---------------------
     1.05        Notes                                                                                       11
                 -----
     1.06        Conversions............................................................................     11
                 -----------
     1.07        Pro Rata Borrowings....................................................................     12
                 -------------------
     1.08        Interest...............................................................................     12
                 --------
     1.09        Interest Periods.......................................................................     13
                 ----------------
     1.10        Increased Costs, Illegality, Etc.......................................................     14
                 --------------------------------
     1.11        Compensation...........................................................................     17
                 ------------
     1.12        Change of Lending Office...............................................................     18
                 ------------------------
     1.13        Replacement of Banks...................................................................     18
                 --------------------
     1.14        Additional Borrowers and Credit Parties................................................     19
                 ---------------------------------------
     1.15        Borrower Liability.....................................................................     19
                 ------------------

SECTION 2.       Letters of Credit......................................................................     19
                 -----------------
     2.01        Letters of Credit......................................................................     19
                 -----------------
     2.02        Letter of Credit Requests; Notices of Issuance.........................................     22
                 ----------------------------------------------
     2.03        Agreement to Repay Letter of Credit Drawings...........................................     23
                 --------------------------------------------
     2.04        Letter of Credit Participations........................................................     24
                 -------------------------------
     2.05        Increased Costs........................................................................     26
                 ---------------

SECTION 3.       Fees; Commitments......................................................................     27
                 -----------------
     3.01        Fees                                                                                        27
                 ----
     3.02        Voluntary Termination or Reduction of Commitments......................................     28
                 -------------------------------------------------
     3.03        Mandatory Adjustments of Commitments, Etc..............................................     29
                 -----------------------------------------

SECTION 4.       Payments...............................................................................     29
                 --------
                 Voluntary Prepayments..................................................................     29
     4.01        ---------------------
                 Mandatory Prepayments..................................................................     30
     4.02        ---------------------
                 Method and Place of Payment............................................................     34
     4.03        ---------------------------
                 Net Payments...........................................................................     35
     4.04        ------------

SECTION 5.       Conditions Precedent....................................................................    37
                 --------------------
     5.01        Execution of Agreement; Notes..........................................................     37
                 -----------------------------

     5.02        No Default; Representations and Warranties.............................................     37
                 ------------------------------------------

     5.03        Officer's Certificate..................................................................     38
                 ---------------------

     5.04        Opinions of Counsel....................................................................     38
                 -------------------

     5.05        Corporate Proceedings..................................................................     38
                 ---------------------
                                                                 i

                                                                                                            Page

     5.06        Adverse Change, Etc....................................................................     39
                 -------------------
     5.07        Litigation.............................................................................     39
                 ----------
     5.08        Approvals..............................................................................     39
                 ---------
     5.09        Consummation of the Transaction........................................................     40
                 -------------------------------
     5.10        Security Documents.....................................................................     40
                 ------------------
     5.11        Guaranties.............................................................................     41
                 ----------
     5.12        CST Guaranty...........................................................................     42
                 ------------
     5.13        Plans; Existing Indebtedness Agreements; Shareholders' Agreements; Management
                 -----------------------------------------------------------------------------
                 Agreements; Employment Agreements; Non-Compete Agreements; Tax Allocation Agreements;
                 -------------------------------------------------------------------------------------
                 Material Contracts.....................................................................     42
                 ------------------
     5.14        Solvency Certificate; Evidence of Insurance; Financial Statements......................     43
                 -----------------------------------------------------------------
     5.15        Pro Forma Balance Sheet................................................................     44
                 -----------------------
     5.16        Projections............................................................................     44
                 -----------
     5.17        Existing Indebtedness..................................................................     44
                 ---------------------
     5.18        Field Examinations; Initial Borrowing Base Certificate.................................     45
                 ------------------------------------------------------
     5.19        Due Diligence..........................................................................     45
                 -------------
     5.20        Payment of Fees........................................................................     45
                 ---------------
     5.21        Total Unutilized Commitment............................................................     46
                 ---------------------------
     5.22        Notice of Borrowing; Letter of Credit Request..........................................     46
                 ---------------------------------------------
     5.23        Process Agent Letters..................................................................     46
                 ---------------------
     5.24        Proceeds...............................................................................     46
                 --------

SECTION 6.       Representations, Warranties and Agreements.............................................     47
                 ------------------------------------------
     6.01        Corporate Status.......................................................................     47
                 ----------------
     6.02        Corporate Power and Authority..........................................................     47
                 -----------------------------
     6.03        No Violation...........................................................................     48
                 ------------
     6.04        Litigation.............................................................................     48
                 ----------
     6.05        Use of Proceeds:  Margin Regulations...................................................     48
                 ------------------------------------
     6.06        Approvals..............................................................................     49
                 ---------
     6.07        Investment Company Act.................................................................     49
                 ----------------------
     6.08        Public Utility Holding Company Act.....................................................     49
                 ----------------------------------
     6.09        True and Complete Disclosure...........................................................     49
                 ----------------------------
     6.10        Financial Condition; Financial Statements..............................................     50
                 -----------------------------------------
     6.11        Security Interests.....................................................................     51
                 ------------------
     6.12        Representations and Warranties in Other Documents......................................     52
                 -------------------------------------------------
     6.13        Transaction............................................................................     52
                 -----------
     6.14        Compliance with ERISA..................................................................     52
                 ---------------------
     6.15        Capitalization.........................................................................     53
                 --------------
     6.16        Subsidiaries...........................................................................     54
                 ------------
     6.17        Intellectual Property..................................................................     54
                 ---------------------
     6.18        Compliance with Statutes, Etc..........................................................     54
                 -----------------------------
     6.19        Environmental Matters..................................................................     54
                 ---------------------
     6.20        Properties.............................................................................     55
                 ----------
     6.21        Labor Relations........................................................................     55
                 ---------------
     6.22        Tax Returns and Payments...............................................................     55
                 ------------------------
     6.23        Existing Indebtedness..................................................................     56
                 ---------------------
     6.24        Investments............................................................................     56
                 -----------

                                                                ii

                                                                                                            Page

     6.25        Stamp Tax..............................................................................     56
                 ---------
     6.26        Immunity...............................................................................     57
                 --------
     6.27        Proper Legal Form......................................................................     57
                 -----------------
     6.28        Borrowing Base Availability............................................................     57
                 --------------------------
     6.29        MMI-Singapore..........................................................................     58
                 -------------

SECTION 7.       Affirmative Covenants..................................................................     58
                 ---------------------
     7.01        Information Covenants..................................................................     58
                 ---------------------
     7.02        Books, Records and Inspections.........................................................     62
                 ------------------------------
     7.03        Insurance..............................................................................     62
                 ---------
     7.04        Payment of Taxes.......................................................................     63
                 ----------------
     7.05        Corporate Franchises...................................................................     63
                 --------------------
     7.06        Compliance with Statutes, Etc..........................................................     63
                 -----------------------------
     7.07        Compliance with Environmental Laws.....................................................     63
                 ----------------------------------
     7.08        ERISA..................................................................................     64
                 -----
     7.09        Good Repair............................................................................     64
                 -----------
     7.10        End of Fiscal Years; Fiscal Quarters...................................................     65
                 ------------------------------------
     7.11        Additional Security Further Assurances.................................................     65
                 --------------------------------------
     7.12        Interest Rate Protection...............................................................     66
                 ------------------------
     7.13        Register...............................................................................     66
                 --------
     7.14        Foreign Subsidiaries Security..........................................................     67
                 -----------------------------
     7.15        Compliance with Terms of Leaseholds....................................................     68
                 -----------------------------------
     7.16        Performance of Transaction Documents...................................................     68
                 ------------------------------------
     7.18        Cash Collateral Accounts...............................................................     68
                 ------------------------
     7.19        Conditions Subsequent to Closing.......................................................     68
                 --------------------------------

SECTION 8.       Negative Covenants.....................................................................     76
                 ---------------------------------------------------------------------------------------
     8.01        Changes in Business....................................................................     76
                 -------------------
     8.02        Consolidation, Merger, Sale or Purchase of Assets, Etc.................................     76
                 ------------------------------------------------------
     8.03        Liens..................................................................................     78
                 -----
     8.04        Indebtedness...........................................................................     80
                 ------------
     8.05        Leases.................................................................................     81
                 ------
     8.06        Advances, Investments and Loans........................................................     82
                 -------------------------------
     8.07        Dividends, Etc.........................................................................     83
                 --------------
     8.08        Transactions with Affiliates...........................................................     84
                 ----------------------------
     8.09        Capital Expenditures...................................................................     85
                 --------------------
     8.10        Minimum Tangible Net Worth.............................................................     86
                 --------------------------
     8.11        Minimum Consolidated EBITDA............................................................     86
                 ---------------------------
     8.12        Interest Coverage Ratio................................................................     86
                 -----------------------
     8.13        Leverage Ratio.........................................................................     86
                 --------------
     8.14        Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of
                 ------------------------------------------------------------------------------------
                 Certificate of Incorporation, By-Laws and Certain Other Agreements; Negative Pledge;
                 ------------------------------------------------------------------------------------
                 Limitations on Speculative Transactions; Issuances of Capital Stock; Etc...............     87
                 ------------------------------------------------------------------------
     8.15        Limitation on the Creation of Subsidiaries.............................................     88
                 ------------------------------------------

SECTION 9.       Events of Default......................................................................     89
                 -----------------

                                                                iii

                                                                                                            Page

     9.01        Payments...............................................................................     89
                 --------
     9.02        Representations, Etc...................................................................     89
                 --------------------
     9.03        Covenants..............................................................................     89
                 ---------
     9.04        Default Under Other Agreements.........................................................     89
                 ------------------------------
     9.05        Bankruptcy, Etc........................................................................     90
                 ---------------
     9.06        ERISA..................................................................................     90
                 -----
     9.07        Security Documents.....................................................................     91
                 ------------------
     9.08        Guaranties.............................................................................     91
                 ----------
     9.09        Judgments..............................................................................     91
                 ---------
     9.10        Ownership..............................................................................     91
                 ---------
     9.11        Credit Documents.......................................................................     91
                 ----------------
     9.12        Material Contracts.....................................................................     91
                 ------------------
     9.13        Borrowing Base Deficiency..............................................................     92
                 -------------------------
     9.14        Material Adverse Change................................................................     92
                 -----------------------
     9.15        CST Guaranty...........................................................................     92
                 ------------
     9.16.       Spinoff Transaction....................................................................     92
                 -------------------

SECTION 10.      Definitions............................................................................     93
                 -----------

SECTION 11.      The Agents.............................................................................    126
                 ----------
     11.01       Appointment............................................................................    126
                 -----------
     11.02       Delegation of Duties...................................................................    127
                 --------------------
     11.03       Exculpatory Provisions.................................................................    127
                 ----------------------
     11.04       Reliance by Agents.....................................................................    127
                 ------------------
     11.05       Notice of Default......................................................................    128
                 -----------------
     11.06       Nonreliance on Agents and Other Banks..................................................    128
                 -------------------------------------
     11.07       Indemnification........................................................................    129
                 ---------------
     11.08       Agents in Their Individual Capacity....................................................    129
                 -----------------------------------
     11.09       Holders................................................................................    129
                 -------
     11.10       Resignation of any Agent; Successor Agents.............................................    130
                 ------------------------------------------

SECTION 12.      Miscellaneous..........................................................................    130
                 -------------
     12.01       Payment of Expenses, Etc...............................................................    130
                 ------------------------
     12.02       Right of Setoff........................................................................    131
                 ---------------
     12.03       Notices................................................................................    132
                 -------
     12.04       Benefit of Agreement...................................................................    132
                 --------------------
     12.05       No Waiver; Remedies Cumulative.........................................................    134
                 ------------------------------
     12.06       Payments Pro Rata......................................................................    134
                 -----------------
     12.07       Calculations; Computations.............................................................    135
                 --------------------------
     12.08       Governing Law; Submission to Jurisdiction; Venue.......................................    135
                 ------------------------------------------------
     12.09       Counterparts...........................................................................    136
                 ------------
     12.10       Effectiveness..........................................................................    136
                 -------------
     12.11       Headings Descriptive...................................................................    137
                 --------------------
     12.12       Amendment or Waiver; Etc...............................................................    137
                 ------------------------
     12.13       Survival...............................................................................    138
                 --------
     12.14       Domicile of Loans......................................................................    138
                 -----------------
     12.15       Confidentiality........................................................................    138
                 ---------------
                                                                iv

                                                                                                            Page


     12.16       Interest...............................................................................    139
                 ---------
     12.17A      Judgment Currency......................................................................    140
                 -----------------
     12.17B      Substitution of Currency...............................................................    141
                 ------------------------
     12.17C      Interpretation.........................................................................    141
                 --------------
     12.18       Waiver of July Trial...................................................................    141
                 --------------------

EXHIBITS
--------

EXHIBIT   A       Form of Notice of Borrowing
EXHIBIT   B-1     Form of Revolving Note
EXHIBIT   B-2     Form of Swingline Note
EXHIBIT   C       Form of Section 4.04(b)(ii) Certificate
EXHIBIT   D       Form of Opinion of Hale & Dorr LLP
EXHIBIT   E       Form of Officers' Certificate
EXHIBIT   F-1     Form of US Security Agreement
EXHIBIT   F-2     Form of Foreign Subsidiary Security Agreement
EXHIBIT   F-3     Form of Japanese Security Assignment
EXHIBIT   G-1     Form of Parent Guaranty
EXHIBIT   G-2     Form of US Subsidiary Guaranty
EXHIBIT   G-3     Form of Foreign Subsidiary Guaranty
EXHIBIT   H       Form of Borrowing Base Certificate
EXHIBIT   I       Form of Assignment and Assumption Agreement
EXHIBIT   J       Form of Intercompany Note
EXHIBIT   K       Form of Process Agent Letter
EXHIBIT   L       Form of CST Guaranty
EXHIBIT   M       Form of Credit Agreement Supplement


ANNEXES
-------

ANNEX I           Commitments
ANNEX II          Bank Addresses for Notices
ANNEX 5.05        Credit Parties On Initial Borrowing Date
ANNEX 5.11        List of Subsidiary Guarantors
ANNEX 5.16        Projections
ANNEX 6.15        Capitalization
ANNEX 6.16        Subsidiaries
ANNEX 6.20        Properties
ANNEX 6.23        Existing Indebtedness
ANNEX 6.24        Existing Investments
ANNEX 7.03        Insurance
ANNEX 8.03D       Existing Liens
ANNEX 8.06E       Advances, Investments and Loans
ANNEX 8.14B       Joint Ventures

%%/nofolio


          CREDIT AGREEMENT, dated as of December 15, 1997, among MODUS MEDIA INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("MMI Holdings"), MODUS MEDIA INTERNATIONAL, INC., a Delaware corporation ("MMI"), the lenders from time to time party hereto (each, a "Bank" and, collectively, the "Banks"), NATIONSBANC MONTGOMERY SECURITIES, INC., as Arranger and Syndication Agent (in such capacity, the "Syndication Agent"), CITICORP USA, INC. ("Citicorp"), as Multi-Currency Agent, Documentation Agent and Collateral Agent, and NATIONSBANK OF TEXAS, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.


                                 W I T N E S S E T H:
                                 - - - - - - - - - -


          WHEREAS, pursuant to that certain Contribution Agreement dated as of December 15, 1997 (the "Contribution Agreement") among Stream International Inc., a Delaware corporation (f/k/a Stream International Holdings, Inc.) ("Stream International"), MMI Holdings and MMI and certain of its subsidiaries have agreed (i) to contribute to MMI Holdings on the Closing Date Stream International's software sale and licensing business (the "MMI Business") in exchange for voting common stock and shares of non-voting 9.5% PIK preferred stock of MMI Holdings, (ii) immediately thereafter, causing MMI Holdings to transfer the MMI Business to MMI (together with the transactions described in clause (i), the "Drop-down") and (iii) to distribute to Stream International's stockholders all of the oustanding voting common stock of the MMI Holdings no later than January 15, 1998 (such referred to as the "Spinoff Transaction");

          WHEREAS, on the Closing Date, R.R. Donnelley & Sons Company ("RRD") will exchange certain net debt owed to RRD by Stream allocable to the MMI Business for shares of non-voting 9.5% PIK preferred stock of MMI Holdings; and

          WHEREAS, the Borrowers have asked the Banks severally to extend credit to the Borrowers for the purpose of refinancing the existing indebtedness associated with the MMI Business, paying fees and expenses incurred in connection with the Spinoff Transaction and for working capital and other general corporate purposes of the Borrowers and their respective Subsidiaries, and each Bank has severally agreed to extend such credit, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1.  Amount and Terms of Credit.
                      --------------------------

          1.01  Commitments.  (A)  Subject to and upon the terms and conditions
                -----------
herein set forth, each Bank severally agrees to make a loan or loans to the Borrowers, which loans shall be drawn, as set forth below:

          (a) (1) Each loan (each, a "Revolving Loan" and, collectively, the "Revolving Loans") (i) shall be made at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date, (ii) shall be denominated in US Dollars or an Approved Foreign Currency, (iii) except as hereinafter provided, may, at the option of the Borrower to which such Revolving Loan was made, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided that (x) all
                                                         --------
     Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type and (y) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), each Borrowing of Eurodollar Loans may only have an Interest Period of one month, (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the aggregate principal amount of all Revolving Loans then outstanding, the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding and the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the lesser of (A) the Total Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Revolving Loan Commitment at such time; and (v) may be repaid and reborrowed in accordance with the provisions hereof. Notwithstanding the foregoing the principal amount available to be borrowed under the US Borrowing Base shall be reduced, without duplication, by an amount equal to the principal amount of any advances made and outstanding at any time pursuant to Section 8.06(k) hereof.

          (2) Subject to clause (1) above, each Bank severally agrees, on the terms and conditions set forth herein, to make Revolving Loans denominated in US Dollars (each, a "US Revolving Loan" and, collectively, the "US Revolving Loans") to MMI from time to time in an amount for each such US Revolving Loan which (i) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when combined with such Bank's RL Percentage, if any, of (A) the aggregate principal amount of all Revolving Loans then outstanding, (B) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding and (C) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Revolving Loan Commitment, if any, of such Bank at such time and (ii) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the aggregate principal amount of all US Revolving Loans then outstanding, the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are prepaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of US Revolving Loans) then outstanding and the aggregate amount of all US Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of US Revolving Loans) at such time, equals the lesser of (A) the US Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) Foreign Availability Amount then in effect. Notwithstanding the foregoing the principal amount available to be borrowed under the US Borrowing Base shall be reduced, without duplication, by an amount equal to the principal amount of any advances made and outstanding at any time pursuant to Section 8.06(k) hereof.

          (3) Subject to clause (1) above and clause (4) below, each Multi-Currency Bank agrees, on the terms and conditions set forth herein, to make Revolving Loans denominated in the currency (which shall be an Approved Foreign Currency) of the jurisdiction where the applicable Local Currency Borrower is located (each, a "Multi-Currency Revolving Loan", and, collectively, the "Multi-Currency Revolving Loans") to any Local Currency Borrower from time to time in an amount which (i) shall not exceed at any time outstanding that aggregate principal amount which, when added to the aggregate principal amount of all Multi-Currency Revolving Loans then outstanding and owed by such Local Currency Borrower, the aggregate amount of all Multi-Currency Letter of Credit Outstandings (exclusive of Unpaid Drawings under such Multi-Currency Letters of Credit which are prepaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Multi-Currency Revolving Loans) issued for the account of such Local Currency Borrower at such time, equals the lesser of (A) the Foreign Borrowing Base with respect to such Local Currency Borrower at such time (based on the Borrowing Base Certificate last delivered), (B) the Currency Sublimit and (C) an amount equal to the Multi-Currency Revolving Sublimit less the sum of (x) the aggregate principal amount of all Multi-
              ----
     Currency Revolving Loans then outstanding and (y) the aggregate amount of all Multi-Currency Letter of Credit Outstandings (exclusive of Unpaid Drawings under such Multi-Currency Letters of Credit which are prepaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Multi-Currency Revolving Loans) at such time.

          (4) Notwithstanding anything herein to the contrary, no Multi-Currency Revolving Loans shall be made to any Local Currency Borrower at any time prior to the satisfaction of the conditions with respect to such Local Currency Borrower set forth in Section 7.19.

          (B) (i) At any time that a Multi-Currency Bank makes a Multi-Currency Loan or issues a Multi-Currency Letter of Credit, each other Bank shall be deemed, without further action by any Person, to have purchased from such Multi-Currency Bank or Multi-Currency Letter of Issuer, as the case may be, an unfunded participation in any such Multi-Currency Loan or Multi-Currency Letter of Credit, as the case may be, in an amount equal to such Bank's RL Percentage of the aggregate principal amount of such Multi-Currency Revolving Loan or Stated Amount of such Multi-Currency Letter of Credit and shall be obligated to fund such participation at such time and in the manner provided below, whereupon such Bank shall be entitled to receive on each Quarterly Payment Date (i) on which interest is paid on any such Multi-Currency Revolving Loan an amount (only to the extent such amount shall have been paid to the Multi-Currency Bank by any Borrower) equal to such Bank's RL Percentage of the portion of such interest payment attributable to the Applicable Base Rate Margin or Applicable Eurodollar Margin, as the case may be, in effect at such time for Such Revolving Loan and
(ii) on which any MC/LC Fee is paid in respect of any such Multi-Currency Letter of Credit, an amount (only to the extent such amount shall have been paid to the Multi-Currency Letter of Credit Issuer by any Borrower) equal to such Bank's RL percentage of such MC/LC Fee. Upon (I) the occurrence and during the continuance of a Default, and (II) the demand (confirmed within a reasonable time in writing) (notwithstanding any other fact or circumstance) by any Multi-Currency Bank or Multi-Currency Letter of Credit of Credit Issuer, as the case may be to the Multi-Currency Agent and the Administrative Agent (with prompt telephonic notice of such demand followed by a copy of such written demand to each other Bank, each such other Bank, a "Multi-Currency Participant") and each Borrower with respect to any outstanding Multi-Currency Revolving Loan made by such Multi-Currency Bank or Unpaid Drawing in respect of any drawing under a Multi-Currency Letter of Credit, each Multi-Currency Participant shall purchase from such Multi-Currency Bank or Multi-Currency Letter of Credit Issuer, as the case may be, without recourse to such Multi-Currency Bank or Multi-Currency Letter of Credit Issuer, as the case may be (except in the case of a breach of the representation and warranty set forth below in this clause (II)), and such Multi-Currency Bank shall sell and assign to each such Multi-Currency Participant, such Multi-Currency Participant's RL Percentage of the aggregate principal amount of such outstanding Multi-Currency Revolving Loan or such Unpaid Drawing in respect of a drawing under a Multi-Currency Letter of Credit as of the date of such demand.

          Any such demand made by a Multi-Currency Bank shall specify the amount of US Dollars (based upon the actual exchange rate at which the Multi-Currency Agent anticipates being able to obtain the relevant Foreign Currency (with any excess payment being refunded to the Multi-Currency Participants and any deficiency remaining payable by the Multi-Currency Participants)) required from such Multi-Currency Participant in order to effect the purchase and funding by such Multi-Currency Participant of its RL Percentage of the aggregate principal amount of any such Multi-Currency Revolving Loan or such Unpaid Drawing in respect of a drawing under a Multi-Currency Letter of Credit. Each Multi-Currency Participant shall effect such purchase, sale assignment and funding by making available to the Administrative Agent for the account of such Multi-Currency Bank or Multi-Currency Letter of Credit Issuer, as the
case may be, by deposit to the Appropriate Payment Office, in same day funds in US Dollars, such amount required to effect the purchase by such Multi-Currency Participant of its RL Percentage of the aggregate principal amount of such outstanding Multi-Currency Revolving Loan or such Unpaid Drawing in respect of a drawing under a Multi-Currency Letter of Credit. Each Borrower hereby agrees to each such purchase, sale and assignment. Each Multi-Currency Participant agrees to purchase and fund its RL Percentage of the aggregate principal amount of an outstanding Multi-Currency Revolving Loan or Unpaid Drawing in respect of any drawing under a Multi-Currency Letter of Credit on (1) the US Business Day on which demand therefor is made by a Multi-Currency Bank or Multi-Currency Letter of Credit Issuer, as the case may be, provided that notice of such demand is
                                      --------
given not later than 11:00 a.m. (Dallas time) on such US Business Day or (2) the first US Business Day next succeeding such demand if notice of such demand is given after such time.

          Upon any such purchase, sale and assignment by a Multi-Currency Bank to any Multi-Currency Participant of a portion of a Multi-Currency Revolving Loan or Unpaid Drawing in respect of any drawing under a Multi-Currency Letter of Credit, such Multi-Currency Bank or Multi-Currency Letter of Credit Issuer represents and warrants to such Multi-Currency Participant that such Multi-Currency Bank or Multi-Currency Letter of Credit Issuer is the legal and beneficial owner of such interest being sold and assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Multi-Currency Revolving Loan or Multi-Currency Letter of Credit, the Credit Documents or any Credit Party. If and to the extent that any Multi-Currency Participant shall not have so made the amount of its purchase price with respect to such Multi-Currency Revolving Loan or Unpaid Drawing in respect of any drawing under a Multi-Currency Letter of Credit available to the Administrative Agent, such Multi-Currency Participant agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Multi-Currency Bank or Multi-Currency Letter of Credit Issuer to the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Multi-Currency Participant shall pay to the Administrative Agent such amount for the account of a Multi-Currency Bank or Multi-Currency Letter of Credit Issuer on any Business Day, such amount so paid in respect of principal shall constitute a Multi-Currency Revolving Loan made by such Multi-Currency Participant in its capacity as a Bank (and for such purposes such Bank shall be deemed to be a Multi-Currency Bank with respect to such Multi-Currency Revolving Loan) on such Business Day for purposes of this Agreement, and the outstanding principal amount of such Multi-Currency Revolving Loan originally made by such Multi-Currency Bank shall be reduced by such amount on such Business Day. Each Multi-Currency Participant acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, its obligation to purchase and fund its RL Percentage of the aggregate principal amount of any Multi-Currency Revolving Loan or Unpaid Drawing in respect of any drawing under a Multi-Currency Letter of Credit hereunder is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, (i) the occurrence and continuance of any Default or Event of Default, (ii) the existence of any claim, set-off, defense or other right that such Multi-Currency Participant may have at any time against any Multi-Currency Bank, any Multi-Currency Letter of Credit Issuer, any other Bank, any Borrower or any other Person, whether in connection with the transactions contemplated by this Agreement or any unrelated transaction or (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Multi-Currency Participant.

          (ii) If, and for so long as any Multi-Currency Participant's public debt rating (as defined below) is below A- (or BBB in the case of each of Heller Financial, Sanwa Business Credit and IBJ Schroder Business Credit) by S&P or Moody's (or, with respect to any Multi-Currency Participant that does not have such a public debt rating at any time of determination, the Multi-Currency Banks shall determine that such Multi-Currency Participant's ability to meet such Multi-Currency Participant's obligations under clause (I) above has declined since the date such Multi-Currency Participant became a Multi-Currency Participant hereunder), (1) such Multi-Currency Participant shall, immediately upon demand by any Multi-Currency Bank, cash collateralize its RL Percentage of the aggregate principal amount of all outstanding Multi-Currency Revolving Loans and all outstanding Multi-Currency Letters of Credit by depositing an amount equal to such RL Percentage into a cash collateral account designated by the Administrative Agent (and, if necessary, established for such purposes and, so long as no Default or Event of Default has occurred and is continuing, established in such location as determined after consultation with the Borrowers), and (2) each such Multi-Currency Participant shall, if so demanded by any Multi-Currency Bank in its sole discretion by written notice to the Administrative Agent, the Multi-Currency Agent, the Borrowers and such Multi-Currency Participant, prior to the funding by the Multi-Currency Bank of any Multi-Currency Revolving Loans in connection with each additional Multi-Currency Revolving Loan and prior to the issuance of each additional Multi-Currency Letter of Credit, deposit to such cash collateral account an amount equal to such Multi-Currency Participant's RL Percentage of the aggregate amount of such Multi-Currency Revolving Loan or the Letter of Credit Outstandings with respect to such Multi-Currency Letter of Credit, as the case may be. Amounts deposited by any Multi-Currency Participant in any such cash collateral account shall be held for the benefit of the Multi-Currency Banks, shall be applied by the Administrative Agent to satisfy such Multi-Currency Participant's obligations under clause (i) above and shall, to the extent such amounts exceed at any time such Multi-Currency Participant's RL Percentage of all outstanding Multi-Currency Revolving Loans and all outstanding Multi-Currency Letters of Credit, be returned to such Multi-Currency Participant. The term "public debt rating" means, as of any date with respect to any Person, the rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by such Person.

          (iii) The Multi-Currency Agent shall furnish to the Administrative Agent and each Bank on the first Business Day of each week a written report summarizing the aggregate principal amount of Multi-Currency Revolving Loans outstanding in each Approved Foreign

Currency (including the U.S. Dollar Foreign Currency Equivalent thereof) during the preceding week.

          (C) Subject to and upon the terms and conditions herein set forth, the Swingline Bank in its individual capacity agrees to make at any time and from time to time after the Initial Borrowing Date and prior to the Swingline Expiry Date, a loan or loans to MMI (each, a "Swingline Loan" and, collectively, the "Swingline Loans"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) shall be denominated in US Dollars, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, an amount equal to the lesser of (A) the US Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Revolving Loan Commitment then in effect and (v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. The Swingline Bank shall not be obligated to make any Swingline Loans at a time when a Bank Default exists unless the Swingline Bank has entered into arrangements satisfactory to it and the Borrowers to eliminate the Swingline Bank's risk with respect to the Defaulting Bank's or Banks' participation in such Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' RL Percentage of the outstanding Swingline Loans. The Swingline Bank will not make a Swingline Loan after it has received written notice from any Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as the Swingline Bank shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Banks. No Swingline Loan shall be used for the purpose of funding the payment of principal of any other Swingline Loan. Each Swingline Loan shall mature on the seventh day following the making thereof, and if not repaid on such date shall be deemed and shall be treated as a U.S. Revolving Loan.

          (D) On any Business Day, the Swingline Bank may, in its sole discretion, give notice to the RL Banks that its outstanding Swingline Loans shall be funded with a Borrowing of US Revolving Loans (provided that each such
                                                        --------
notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of US Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Banks pro rata based on each RL Bank's RL Percentage, and
                             --- ----
the proceeds thereof shall be applied directly to repay the Swingline Bank for such outstanding Swingline Loans. Each RL Bank hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Bank notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) the amount of the US Borrowing Base or the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of any Borrower), each RL Bank (other than the Swingline Bank which made the Swingline Loan giving rise to such Mandatory Borrowing) hereby agrees that it shall forthwith purchase from the Swingline Bank (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RL Banks to share in such Swingline Loans ratably based upon their respective RL Percentages, provided that all
                                                          --------
interest payable on the Swingline Loans shall be for the account of the Swingline Bank making the Swingline Loan giving rise to such Mandatory Borrowing until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RL Bank purchasing same from and after such date of purchase.

          1.02  Minimum Borrowing Amounts, Etc.    The aggregate principal
                ------------------------------
amount of each Borrowing shall not be less than the Minimum Borrowing Amount for such Borrowing. More than one Borrowing may be incurred on any day; provided
                                                                     --------
that at no time shall there be outstanding to any one Borrower more than six Borrowings of Eurodollar Loans.

          1.03  Notice of Borrowing.  (a)  Whenever a Borrower desires to incur
                -------------------
Loans (excluding Borrowings of Swingline Loans and Revolving Loans made pursuant to a Mandatory Borrowing), (i) with respect to any Borrowing of US Revolving Loans, it shall give the Administrative Agent at the Appropriate Notice Office, prior to 11:00 A.M. (Dallas time), (x) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and (y) at least one Business Day's prior (or, at the discretion of the Administrative Agent, same day) written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder and (ii) with respect to any Borrowing of Multi-Currency Revolving Loans, it shall give the Multi-Currency Agent at the Appropriate Notice Office, prior to 11:00 A.M. (Relevant Currency Time), (x) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and (y) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder. Each such notice (each, a "Notice of Borrowing") shall, except as provided in Section 1.10, be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit A, appropriately completed to specify (i) the aggregate principal amount and the Approved Foreign Currency of the Loans to be made pursuant to such Borrowing,
(ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the respective Borrowing shall consist of Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto and (iv) in the case of a

Borrowing of Multi-Currency Loans, the Multi-Currency Bank requested to make such Multi-Currency Revolving Loan. The Administrative Agent or the Multi-Currency Agent, as the case may be, shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof, if any, and of the other matters covered by the Notice of Borrowing.

          (b) (i) Whenever MMI desires to incur Swingline Loans hereunder, it shall give the Swingline Bank not later than 12:00 Noon (Dallas time) on the day such Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business Day) and (y) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing.

          (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(D), with MMI irrevocably agreeing, by the incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such
Section 1.01(D).

          (c) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, the Multi-Currency Agent, or the Swingline Bank (in the case of a Borrowing of Swingline Loans) or any Letter of Credit Issuer (in the case of the issuance of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Multi-Currency Agent, the Swingline Bank or such Letter of Credit Issuer, as the case may be, in good faith to be from an Authorized Officer of the relevant Borrower. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent's, the Multi-Currency Agent's, the Swingline Bank's or any Letter of Credit Issuer's record of the terms of such telephonic notice.

          (d) In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Loans, MMI and the requesting Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Section 5, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Loan to be made by such Bank as part of such Borrowing when such Loan, as a result of such failure, is not made on such date.

          1.04  Disbursement of Funds.  (a)(i)  Not later than 1:00 P.M. (Dallas
                ---------------------
time) on the date specified in each Notice of Borrowing relating to a Borrowing of US Revolving Loans (or (x) in the case of Swingline Loans, not later than 2:00 P.M. (Dallas time) on the date specified in Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (Dallas time) on the date specified in Section 1.01(C)), each Bank will make available its pro rata share, if any, of each Borrowing requested to be made on
              --- ----
on such date (or in the case of Swingline Loans, the Swingline Bank shall make available the full amount thereof) in the manner provided below. All amounts shall be made available to the Administrative Agent in US dollars in immediately available funds at the Appropriate Payment Office and upon fulfillment of the applicable conditions set forth in Section 5, the Administrative Agent promptly will make available to the requesting Borrower by depositing to its account at such Appropriate Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the requesting Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the requesting Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the requesting Borrower, and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Bank or the requesting Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Bank, the Federal Funds Rate or (y) if paid by a Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans.

          (ii) Not later than 1:00 P.M. (Relevant Currency Time) on the date specified in each Notice of Borrowing relating to a Borrowing of Multi-Currency Loans, the Multi-Currency Bank requested to make such Borrowing shall make available to the Multi-Currency Agent in the requested Currency in immediately available funds at the Appropriate Payment Office upon fulfillment of the applicable conditions set forth in Section 5, the Multi-Currency Agent will promptly make available to the requesting Local Currency Borrower by depositing to its account at the Appropriate Payment Office, the aggregate principal amount so made available in the type of funds received.

          (b) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrowers may have against any Bank as a result of any default by such Bank hereunder.

          1.05  Notes.  (a)  Each Borrower's obligation to pay the principal
                -----
of, and interest on, all the Loans made to it by each Bank shall be evidenced
(i) if Revolving Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (ii) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (the "Swingline Note").

          (b) The Revolving Note issued by each Borrower to each Bank shall (i) be executed by such Borrower, (ii) be payable to such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the outstanding Revolving Loans evidenced thereby from time to time, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The Swingline Note issued by MMI to the Swingline Bank shall (i) be executed by MMI, (ii) be payable to the Swingline Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby from time to time,
(iv) mature on the Swingline Expiry Date, (v) bear interest as provided in
Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrowers' obligations in respect of such Loans.

          1.06  Conversions.  The Borrowers shall have the option to convert on
                -----------
any Business Day occurring after the Initial Borrowing Date, all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans (other than Swingline Loans which at all times shall be maintained as Base Rate Loans) owing by any Borrower into a Borrowing or Borrowings of another Type of Loan; provided that (i) except as otherwise
                                       --------
provided in Section 1.10(b), no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, and
(iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by any Borrower by giving the Appropriate Agent at its Appropriate Notice Office, prior to 11:00 A.M. (Relevant Currency Time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent or the Multi-Currency Agent, as the case may be, shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

          1.07  Pro Rata Borrowings.  All Borrowings of Loans (other than
                -------------------
Swingline Loans and Multi-Currency Revolving Loans) under this Agreement shall be made by the Banks pro rata on the basis of their Revolving Loan Commitments,
                     --- ----
as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

          1.08  Interest.  (a)  The unpaid principal amount of each Base Rate
                --------
Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the Base Rate in effect from time to time plus the Applicable Margin for Base Rate Loans in effect from time to time.

          (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall at all times during each Interest Period applicable thereto be the relevant Eurodollar Rate for such Interest Period plus the Applicable Margin for Eurodollar Loans in effect from time to time.

          (c) Overdue principal and, to the fullest extent permitted by law, the amount of any overdue interest in respect of each Loan, Fee, or other amount payable hereunder, shall bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and
(y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

          (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable by the Borrowers (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (z) the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

          (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any interest Period, shall promptly notify the Borrowers and the Banks thereof.

          1.09  Interest Periods.  At the time any Borrower gives a Notice of
                ----------------
Borrowing or a Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (Relevant Currency Time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Appropriate Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of such Borrower (but otherwise subject to the provisions of Section 1.01(A)(a)(1)(iii)), be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

          (i) all Eurodollar Loans comprising a Borrowing shall have the same Interest Period;

          (ii) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would
                              --------
     otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period for a Borrowing may be elected if it would extend beyond the Maturity Date; and

          (vi) unless the Required Banks otherwise agree in writing, no Interest Period may be elected at any time when a Default or an Event of Default is then in existence.

If upon the expiration of any Interest Period, any Borrower has failed to elect, or is not permitted to elect by virtue of the application of clause (vi) above, a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, such Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.


          1.10  Increased Costs, Illegality, Etc.  (a)  In the event that (x) in
                --------------------------------
the case of clause (i) below, the Required Lenders shall notify the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any date for determining the Eurodollar Rate for any Interest Period, that, (x) adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate or (y) the Eurodollar Rate for such Interest Period will not adequately reflect the cost to such Banks of making, funding or maintaining their Eurodollar Loans for such Interest Period; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to agreeing to make or of making, funding or maintaining any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of net income taxes or similar charges imposed by the United States or by the foreign jurisdiction or state under the laws of which such Bank is organized or has its applicable lending office or any political subdivision thereof) because of (x) (A) any change after the date hereof in any law, rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) or (B) the compliance with any guideline or request after the date hereof from any central bank or other governmental authority (whether or not having the force of law) and/or (y) other circumstances occurring after the date hereof affecting the interbank Eurodollar market or the position of such Bank in such market; or

          (iii) at any time that the performance of its obligations hereunder to make Eurodollar Loans or the continuance by such Bank of funding or maintaining any

     Eurodollar Loan has become unlawful by compliance by such Bank with, or by the introduction of or change in or in the interpretation of, any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market, or any central bank or other governmental authority shall assert that making, funding or maintaining such Eurodollar Loan is unlawful;

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within five Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrowers and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter, (x) in the case of clause (i) above, Eurodollar Loans shall no longer be advanced until such time as the Administrative Agent notifies the Borrowers and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by any Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by such Borrower, (y) in the case of clause (ii) above, such Borrower agrees to pay to such Bank, upon written demand therefor (accompanied by the written notice referred to below), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrowers by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, such Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the affected Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii), such Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that such Borrower was notified by a Bank pursuant to Section 1.10(a)(ii) or (iii) or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Bank to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in
Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)); provided that if more than one Bank is affected at
                              --------
any time, then all affected Banks must
be treated the same pursuant to this Section 1.10(b), and in the case of clauses
(i) and (iii) above, the obligation of the Banks to make, or to convert Loans into, Eurodollar Loans shall be suspended until the Administrative Agent has determined that the circumstances causing such suspension no longer exist.

          (c) If any Bank shall have determined that the adoption or effectiveness after the date hereof of, any law, rule, regulation, guideline or request (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency, or compliance by such Bank or any corporation controlling such Bank with any request or directive (whether or not having the force of law), of any such authority, central bank or comparable agency affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then from time to time, upon written demand by such Bank (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the affected Borrower severally shall pay to such Bank such additional amount or amounts as will compensate such Bank or such other corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend hereunder or to the issuance or maintenance of any Letters of Credit. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrowers, which notice shall set forth the basis of the calculation of such additional amounts (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrowers by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto), although the failure to give any such notice shall not release or diminish each Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice within 90 days of such determination.

          1.11  Compensation.  (a) Each Borrower severally shall compensate each
                ------------
Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund such Borrower's Eurodollar Loans which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower delivering such notice or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any Eurodollar Loans occurs on a date which is earlier than the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by any Borrower; or (iv) as a consequence of (x) any other default by any Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b). Calculation of all amounts payable to a Bank under this Section 1.11(a) shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank to a domestic office of that Bank in the United States of America; provided, however,
                                                              --------  -------
that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11(a). It is further understood and agreed that if any repayment of Eurodollar Loans pursuant to Section 4.01 or any conversion of Eurodollar Loans pursuant to Section 1.06 in either case occurs on a date which is not the last day of an Interest Period applicable thereto, such repayment or conversion shall be accompanied by any amounts owing to any Bank pursuant to this Section 1.11(a).

          (b) In addition to the foregoing, until the earlier of (i) the Syndication Date and (ii) the 180th day following the Initial Borrowing Date, each Borrower severally shall compensate each Bank (including each Person that becomes a Bank pursuant to Section 12.04(b)), upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund such Borrower's Eurodollar Loans including loss of anticipated profit with respect to any Eurodollar Loans) which such Bank may sustain in connection with the Administrative Agent's and the Syndication Agent's syndication of this Agreement to additional Banks during such period to the extent that such losses, expenses and liabilities arise from assignments of, incurrences of, or repayments of, Eurodollar Loans.

          1.12  Change of Lending Office.  Each Bank agrees that, upon the
                ------------------------
occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), 1.10(c), 2.05 or 4.04 with respect to such Bank, it will, if requested by any Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event; provided that such designation is made on such
                               --------
terms that, in the sole judgment of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Bank provided in Section 1.10,
2.05 or 4.04.

          1.13  Replacement of Banks.  (x)  If any Bank becomes a Defaulting
                --------------------
Bank or (y) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii),

Section 1.10(c), Section 2.05 or Section 4.04 with respect to any Bank which results in such Bank charging to any Borrower increased costs in excess of those being generally charged by the other Banks, the Borrowers shall have the right, if no Default or Event of Default then exists, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") and each of whom shall be reasonably acceptable to the Administrative Agent, provided that (i) at the time of any
                                        --------
replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01, (y) each Letter of Credit Issuer, an amount equal to such Replaced Bank's RL Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) under the Letters of Credit issued by such Letter of Credit Issuer to the extent such amount was not theretofore funded by such Replaced Bank and (z) the Swingline Bank an amount equal to such Replaced Bank's RL Percentage of any Mandatory Borrowing arising from the Swingline Loans made by the Swingline Bank to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations of the Borrowers owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 7.13 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by each Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank.

          1.14   Additional Borrowers and Credit Parties.  Upon the execution
                 ---------------------------------------
and delivery by any Subsidiary of MMI acceptable to the Required Banks of a supplement to this Agreement, in substantially the form of Exhibit M hereto (a "Credit Agreement Supplement"), (i) such Person shall be referred to as a
----------------------------
"Borrower" and shall be and become a Borrower, and each reference in this Agreement to a "Borrower" shall also mean and be a reference to such Borrower and each reference in any other Credit Document to a "Borrower" or a "Credit Party" shall also mean and be a reference to such Borrower, and (ii) such Person shall assume all of the Obligations of a Borrower hereunder. Upon the execution and delivery by any

Subsidiary of MMI after the Initial Borrowing Date of a Subsidiary Guaranty, such Person shall be referred to as a "Credit Party" and shall be and become a "Credit Party", and each reference in this Agreement to a "Credit Party" shall also mean and be a reference to such Credit Party and each reference in any other Credit Document to a "Credit Party" shall also mean and be a reference to such Credit Party. The Administrative Agent shall promptly notify each Bank of each such additional Borrower and Credit Party.

          1.15   Borrower Liability.   MMI shall be jointly and severally
                 ------------------
liable for all Borrowings and other liabilities hereunder or under any other Credit Document by or of itself or any Local Currency Borrower. Notwithstanding any other provision of this Agreement or any provision of any other Transaction Document which provides to the contrary, no Local Currency Borrower shall have any liability for any Borrowing or other liabilities hereunder or under any other Credit Document by or of MMI or (except as may otherwise be provided in such Local Currency Borrower's Subsidiary Guaranty) any other Local Currency Borrower.

          SECTION 2.  Letters of Credit.
                      -----------------

          2.01  Letters of Credit.  (a)  Subject to and upon the terms and
                -----------------
conditions herein set forth, any Borrower may request any Appropriate Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the Business Day (or the 30th day in the case of the Trade Letters of Credit) preceding the Maturity Date to issue, for the account of such Borrower and in support of (x) trade obligations of such Borrower or any of its Subsidiaries that arise in the ordinary course of business and are in respect of general corporate purposes of such Borrower or any of its Subsidiaries, as the case may be, (y) on a standby basis, L/C Supportable Indebtedness of such Borrower or any of its Subsidiaries, and/or (z) obligations of such Borrower under existing foreign currency facilities and, subject to and upon the terms and conditions herein set forth, the US Letter of Credit Issuer severally agrees to issue from time to time, irrevocable Trade Letters of Credit and Standby Letters of Credit available for drawing in US Dollars (each a "US Letter of Credit", and collectively, the "US Letters of Credit"), and the Multi-Currency Letter of Credit Issuer severally agrees to issue from time to time, irrevocable Trade Letters of Credit and Standby Letters of Credit available for drawing in an Approved Foreign Currency (each a "Multi-Currency Letter of Credit" and, collectively, the "Multi-Currency Letters of Credit"; the US Letters of Credit and the Multi-Currency Letters of Credit being collectively, the "Letters of Credit"), in each case in such form as may be approved by such Letter of Credit Issuer. Notwithstanding the foregoing, none of the Letter of Credit Issuers shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the date hereof and which such Letter of Credit Issuer in good faith deems material to it; or

          (ii) such Letter of Credit Issuer shall have received notice from any Borrower or the Required Banks prior to the issuance of such Letter of Credit of the type described in clause (viii) of Section 2.01(b).

          (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit), at such times would exceed the lesser (x) US$5,000,000 (or the Foreign Currency Equivalent thereof) and (y) when added to the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, the lesser of (A) the Total Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Revolving Loan Commitment at such time; (ii) no Multi-Currency Letter of Credit shall be issued the Stated Amount of which, when added to the Multi-Currency Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Multi-Currency Letter of Credit) at such time would exceed, when added to the aggregate principal amount of Multi-Currency Revolving Loans then outstanding, the lesser of (A) the Multi-Currency Revolving Loan Sublimit, (B) the Multi-Currency L/C Currency Sublimit for the Foreign Currency in which such Multi-Currency Letter of Credit is denominated and (C) the aggregate Foreign Borrowing Base; (iii) no Multi-Currency Letter of Credit shall be issued for the account of any Local Currency Borrower, the Stated Amount of which, when added to the Multi-Currency Letter of Credit Outstandings in respect of Multi-Currency Letters of Credit issued for the account of such Local Currency Borrower (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of the respective Multi-Currency Letter of Credit) at such time would exceed, when added to the aggregate principal amount of Multi-Currency Loans then outstanding and owed by such Local Currency Borrower, the Foreign Borrowing Base for such Local Currency Borrower, (iv) (x) each Standby Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance, provided that any such Letter of Credit may be
                           --------
automatically extendable for periods of up to one year so long as such Letter of Credit provides that the Letter of Credit Issuer issuing such Letter of Credit retains an option, satisfactory to such Letter of Credit Issuer, to terminate such Letter of Credit within a specified period of time prior to each scheduled extension date and (y) each Trade Letter of Credit shall have an expiry date occurring not later than 60 days after such Letter of Credit's date of issuance;
(v) no Letter of Credit shall have an expiry date occurring later than 30 days prior to the

Maturity Date; (vi) each Letter of Credit shall be denominated in US Dollars or an Approved Foreign Currency; (vii) the Stated Amount of each Letter of Credit shall not be less than $100,000 (or the Foreign Currency Equivalent thereof) or such lesser amount as is acceptable to the Appropriate Letter of Credit Issuer issuing such Letter of Credit; and (viii) none of the Letter of Credit Issuers will issue or renew any Letter of Credit after it has received written notice from any Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as the Letter of Credit Issuers shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Banks.

          (c) Notwithstanding the foregoing, in the event a Bank Default exists, no Letter of Credit Issuer shall not be required to issue any Letter of Credit unless such Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrowers to eliminate the Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Bank or Banks, including by cash collateralizing such Defaulting Bank's or Banks' RL Percentage of the Letter of Credit Outstandings.

          2.02  Letter of Credit Requests; Notices of Issuance.  (a)  Whenever
                ----------------------------------------------
any Borrower desires that a Letter of Credit be issued, such Borrower shall give
(i) in the case of a US Letter of Credit, the Administrative Agent and the US Letter of Credit Issuer written notice (or telephonic notice confirmed in writing) thereof prior to 12:00 Noon (Dallas time) and (ii) in the case of a Multi-Currency Letter of Credit, the Multi-Currency Agent and the Multi-Currency Letter Issuer written notice (or telephone notice confirmed in writing) thereof prior to 12:00 Noon (Relevant Currency Time) at the Appropriate Notice Office. Each such notice (a "Letter of Credit Request") shall be given of at least five Business Days (or such shorter period as may be acceptable to the Appropriate Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day). Each Letter of Credit Request shall include (A) the requested date of such issuance (which shall be a Business Day); (B) the requested Stated Amount of such Letter of Credit; (C) the requested expiration date of such Letter of Credit; (D) the requested Currency in which such Letter of Credit shall be denominated, which shall be US dollars or, in the case of a Multi-Currency Letter of Credit, an Approved Foreign Currency; (E) the requested name and address of the beneficiary of such Letter of Credit; (F) the requested form of such Letter of Credit; and (G) any other documents as such Letter of Credit Issuer customarily requires in connection therewith and shall be accompanied by such application and agreement for letter of credit (a "Letter of Credit Agreement") as such Letter of Credit Issuer may specify to such requesting Borrower for use in connection with such requested Letter of Credit. The Administrative Agent or the Multi-Currency Agent, as the case may be, shall promptly transmit copies of each Letter of Credit Request to each RL Bank. If the requested form of such Letter of Credit is acceptable to the Appropriate Letter of Credit Issuer that is issuing such Letter of Credit in its sole discretion, such Letter of Credit Issuer will, upon fulfillment of the applicable conditions set forth in Section 5, make such Letter of Credit available to the requesting Borrower at the Appropriate Payment Office or as otherwise agreed with such Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern. A Letter of Credit shall be deemed to have been issued for the account of the Borrower delivering the Letter of Credit Request therefor.

          (b) Each Letter of Credit Issuer shall, on the date of each issuance of, or amendment or modification to, a Letter of Credit, give the Administrative Agent, the Multi-Currency Agent (in the case of the issuance of a Multi-Currency Letter of Credit), each RL Bank and the Borrowers written notice of the issuance of, or amendment or modification to, such Letter of Credit, accompanied by a copy to the Administrative Agent and the Multi-Currency Agent (in the case of the issuance of a Multi-Currency Letter of Credit) of the Letter of Credit or Letters of Credit issued by it and each such amendment or modification thereto.

          (c) Each Letter of Credit Issuer shall furnish to the Administrative Agent, the Multi-Currency Agent (in the case of the Multi-Currency Letter of Credit Issuer) and each Bank on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Letter of Credit Issuer during the preceding month and drawings during such month under all Letters of Credit issued by such Letter of Credit Issuer and setting forth the average daily aggregate Stated Amount, and with respect to any Multi-Currency Letter of Credit Issuer, the Foreign Currency Equivalent thereof in US Dollars during the preceding month of all Letters of Credit issued by such Letter of Credit Issuer.

          2.03  Agreement to Repay Letter of Credit Drawings.  (a)  MMI hereby
                --------------------------------------------
agrees to reimburse each Letter of Credit Issuer, and each Local Currency Borrower hereby agrees to reimburse the Multi-Currency Letter of Credit Issuer with respect to Letters of Credit it has requested, by making payment to the Appropriate Agent in immediately available funds in the Currency in which any such Letter of Credit is denominated at the Appropriate Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by such Letter of Credit Issuer (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") for the account of such Local Currency Borrower or, in the case of MMI, for the account of any Borrower no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (Dallas time) in the case of any US Letter of Credit and 1:00 P.M. (Relevant Currency Time) in the case of any Multi-Currency Letter of Credit on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the sum of the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans then in effect with respect to Revolving Loans (plus an additional 2% per annum if not reimbursed by the second Business Day after the date of such payment or disbursement), such interest also to be payable on demand. Each Letter of Credit Issuer shall provide the Borrowers prompt notice of any payment or disbursement made by it under any Letter of Credit, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of any Borrower under this Section 2.03(a) or under any other Section of this Agreement.

          (b) Each Borrower's obligation under this Section 2.03 to reimburse the Appropriate Letter of Credit Issuers with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances, including, without limitation, any of the circumstances set forth in Section 2.04(e) below, and irrespective of any setoff, counterclaim or defense to payment which the Borrowers or any of their Subsidiaries may have or have had against the Appropriate Letter of Credit Issuer, the Administrative Agent, the Multi-Currency Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of such Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that no Borrower shall be obligated to reimburse any
         --------  -------
Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

          2.04  Letter of Credit Participations.  (a) (i) Immediately upon the
                -------------------------------
issuance by the US Letter of Credit Issuer of any US Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other RL Bank, and each such RL Bank (each, a "L/C Participant") shall be deemed and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such L/C Participant's RL Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrowers under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the RL Banks as provided in Section 3.01(b) and the L/C Participants shall have no right to receive any portion of any Facing Fees with respect to such Letters of Credit) and any security therefor or guaranty pertaining thereto.

          (ii) Participations in any Multi-Currency Letters of Credit shall be sold, purchased, transferred and funded in accordance with Section 1.01(B).

          (iii) Upon any change in the Revolving Loan Commitments of the RL Banks pursuant to Section 1.13 or 12.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new RL Percentages of the assigning and assignee Bank.

          (b) In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer that issued such Letter of Credit shall not have any obligation relative to the L/C Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any

Letter of Credit Issuer under or in connection with any Letter of Credit issued by such Letter of Credit Issuer if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

          (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit issued by such Letter of Credit Issuer and no Borrower shall have reimbursed such amount in full to such Letter of Credit Issuer pursuant to Section 2.03(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each L/C Participant of such failure, and each L/C Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such L/C Participant's RL Percentage of such payment in US Dollars and in same day funds. If the Administrative Agent so notifies any L/C Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (Dallas time) on any Business Day, such L/C Participant shall make available to the Administrative Agent for the account of such Letter of Credit Issuer such L/C Participant's RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such L/C Participant shall not have so made its RL Percentage of the amount of such payment available to the Administrative Agent for the account of such Letter of Credit Issuer, such L/C Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the Federal Funds Rate. The failure of any L/C Participant to make available to the Administrative Agent for the account of any Letter of Credit Issuer its RL Percentage of any payment under any Letter of Credit shall not relieve any other L/C Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its RL Percentage of any payment under any Letter of Credit issued by such Letter of Credit Issuer on the date required, as specified above, but no L/C Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other L/C Participant's RL Percentage of any such payment.

          (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the L/C Participants pursuant to clause (c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each L/C Participant which has paid its RL Percentage thereof, in US Dollars and in same day funds, an amount equal to such L/C Participant's RL Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e) The obligations of the L/C Participants to make payments to the Administrative Agent for the account of any Letter of Credit Issuer with respect to Letters of Credit issued by such Letter of Credit Issuer shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement, any of the other Credit Documents, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (iii) the existence of any claim, set-off, defense or other right which any Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such beneficiary or transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Bank, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

          (iv) any draft, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by any Letter of Credit Issuer under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (vi) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Guaranty or any other guarantee, for all or any of the obligations of the Borrowers in respect of the L/C Related Documents;

          (vii)  the occurrence of any Default or Event of Default; or

          (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

          2.05  Increased Costs.  If, after the date hereof, the adoption or
                ---------------
effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any L/C Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such L/C Participant's participation therein, or (ii) impose on such Letter of Credit Issuer or any L/C Participant any other conditions affecting this Agreement, any Letter of Credit or such L/C Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such L/C Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder, then, upon written demand to the Borrowers by such Letter of Credit Issuer or such L/C Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such L/C Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this
Section 2.05, the applicable Borrower shall pay to such Letter of Credit Issuer or such L/C Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such L/C Participant for such increased cost or reduction. A certificate submitted to such Borrower by such Letter of Credit Issuer or such L/C Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such L/C Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such L/C Participant as aforesaid shall be final and conclusive and binding on such Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish such Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon subsequent receipt of such certificate.

          SECTION 3.  Fees; Commitments.
                      -----------------

          3.01  Fees. (a) The Borrowers severally shall pay to the
                ----
Administrative Agent for distribution to each Bank a commitment fee (the "Commitment Fee") for the period from the earlier to occur of (i) the Commitment Date and (ii) the Effective Date to, but not including, the date the Total Revolving Loan Commitment has been terminated, computed (x) at the rate of 0.500% per annum on the daily Aggregate Unutilized Commitment of such Bank if the Leverage Ratio of MMI the day after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to
Section 7.01(b) and (c), and a certificate of the chief financial officer of MMI demonstrating the applicable Leverage Ratio, (such date being the "Date of Determination") immediately prior to the date the applicable Accrued Commitment Fee is due and payable is equal to or greater than 1.0:1.0, or (y) at the rate of 0.375% per annum on the Aggregate Unutilized Commitment of such Bank if, but only if, the Leverage Ratio of MMI on the Date of Determination immediately prior to the date the applicable Accrued Commitment Fee is due and payable is less than 1.0:1.0., provided, however, that the Applicable Margin shall be at the rate of 0.500% per annum for so long as the Borrower has not submitted to the Administrative Agent the information described in clause (x) above of this Section as and when required under Section 7.01(b) or (c), as the case may be. Accrued Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and the date upon which the Revolving Loan Commitment is terminated.

          (b) The Borrowers severally shall pay to the Multi-Currency Agent for distribution to each Multi-Currency Bank a fronting fee (the "Fronting Fee") for the period from the Effective Date to the Maturity Date computed at __ of 1% per annum on the amount equal to the aggregate principal amount of Multi-Currency Revolving Loans outstanding at any time. Accrued Fronting Fees shall be due and payable on the Effective Date and thereafter quarterly in arrears on each Quarterly Payment Date on the Maturity Date.

          (c) The Borrowers severally shall pay to the Administrative Agent (i) for the account of the RL Banks pro rata on the basis of their RL Percentages, a
                                --- ----
fee in respect of each US Letter of Credit (the "US/LC Fee") in US Dollars and
(ii) for the account of the Multi-Currency Letter of Credit Issuer, a fee in respect of each Multi-Currency Letter of Credit (the "MC/LC Fee"), and together with the US/LC Fee, the "Letter of Credit Fees") in the Currency in which such Letter of Credit is denominated, in each case computed at a rate per annum equal to the Applicable Margin for Eurodollar Loans then in effect with respect to Revolving Loans on the average daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.


          (d) The Borrowers severally shall pay to the Administrative Agent as a facing fee (the "Facing Fees") in respect of each Letter of Credit for the account of (i) the US Letter of Credit Issuer a fee payable in US Dollars in respect of each US Letter of Credit computed at the rate of __ of 1% per annum and (ii) the Multi-Currency Letter of Credit Issuer a fee in receipt of each Multi-Currency Letter of Credit in the currency in which such Multi-Currency Letter of Credit is denominated computed at a rate of __ of 1% per annum, in each case, on the average daily Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (e) The Borrowers severally shall pay directly to each Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment to, each Letter of Credit issued by such Letter of Credit Issuer such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which such Letter of Credit Issuer is customarily charging for issuances of, drawings under or amendments to, letters of credit issued by it.

          (f) The Borrowers severally shall pay to the Administrative Agent, for its own account, such fees as may be agreed to from time to time between the Borrowers and the Administrative Agent, when and as due.

          (g) All computations of Fees shall be made in accordance with Section 12.07(b).

          3.02  Voluntary Termination or Reduction of Commitments.  Upon at
                -------------------------------------------------
least five Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrowers shall have the right, without premium or penalty, to terminate in whole or partially reduce the Total Unutilized Revolving Loan Commitment, provided that (x) any such termination or partial reduction shall apply to
--------
proportionately and permanently reduce the Revolving Loan Commitment of each of the RL Banks and (y) any partial reduction pursuant to this Section 3.02 shall be in the amount of at least $250,000 and in integral multiples of $100,000 in excess thereof.

          3.03  Mandatory Adjustments of Commitments, Etc.  (a)  The Total
                -----------------------------------------
Revolving Loan Commitment (and the Revolving Loan Commitment of each RL Bank) shall automatically terminate in its entirety on the earlier of (i) December 20, 1997 unless the Initial Borrowing Date has occurred on or before such date, (ii) the date on which a Change of Control Event occurs and (iii) the Maturity Date.

          (b) On each date upon which a mandatory repayment pursuant to Section 4.02(A)(c) is required, the Total Revolving Loan Commitment shall be automatically and permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section exceeds the aggregate principal amount of Revolving Loans then outstanding.

          (c) Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03 shall apply proportionately to the Revolving Loan Commitment of each Bank.

          SECTION 4.  Payments.
                      --------

          4.01  Voluntary Prepayments.  MMI shall have the right to prepay the
                ---------------------
Loans and each Local Currency Borrower shall have the right to prepay the Loans made to such Borrower, in whole or in part, without premium or penalty except as otherwise provided in this Agreement, from time to time on the following terms and conditions: (i) each such Borrower shall give the Administrative Agent at the Appropriate Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Revolving Loans or Swingline Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by such Borrower prior to 11:00 A.M. (Dallas Time) (x) at least one Business Day prior to the date of such prepayment in the case of US Revolving Loans maintained as Base Rate Loans, (y) on the date of such prepayment in the case of Swingline Loans and (z) at least three Business Days prior to the date of such prepayment in the case of Eurodollar Loans or Multi-Currency Revolving Loans, which notice shall, except in the case of Swingline Loans, promptly be transmitted by the Administrative Agent to the Multi-Currency Agent and each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least US$250,000 (or the Foreign Currency Equivalent thereof) (or US$100,000 in the case of Swingline Loans), provided that no
                                                         --------
partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that at any
                           --- ----                   --------
Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loans of a Defaulting Bank.

          4.02  Mandatory Prepayments.
                ---------------------

          (A)  Requirements.
               ------------

          (a) (i) If on any date the sum of (x) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans (after giving effect to all other repayments thereof on such date) plus (y) the Letter of Credit Outstandings on such date exceeds the lesser of (A) the Total Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) or (B) the Total Revolving Loan Commitment as then in effect, MMI shall repay on such date the principal amount of Swingline Loans, and if no Swingline Loans are or remain outstanding, either (i) MMI shall repay the principal amount of Revolving Loans then outstanding in an aggregate principal amount equal to such excess or (ii) each Borrower shall repay the principal amount of Revolving Loans then outstanding and owed by such Borrower in an aggregate principal amount equal to such Borrower's Prepayment Pro Rata Share of such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of all Letter of Credit Outstandings exceeds the lesser of
(A) the Total Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Revolving Loan Commitment as then in effect, either (i) MMI shall pay to the Administrative Agent on such date an amount equal to such excess or (ii) each Borrower shall repay the principal amount of Revolving Loans then outstanding and owed by such Borrower in an aggregate principal amount equal to such Borrower's Prepayment Pro Rata Share of such excess (up to the aggregate amount of all Letter of Credit Outstandings at such time) and the Administrative Agent shall hold such payment as security for the respective obligations of each Borrower under this clause (a)(i) pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents reasonably satisfactory to the

Administrative Agent and the Collateral Agent until the proceeds are applied to the secured obligations).

          (ii) If on any date the sum of (x) the aggregate principal amount of US Revolving Loans and Swingline Loans (after giving effect to all other repayments thereof on such date) outstanding at such time plus (y) the US Letter of Credit Outstandings on such date exceeds the lesser of (A) the US Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and
(B) the Foreign Availability Amount in effect at such time, MMI shall repay on such date the principal amount of Swingline Loans, and if no Swingline Loans are or remain outstanding, the principal amount of US Revolving Loans, in each case in an aggregate principal amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and US Revolving Loans, the aggregate amount of all US Letter of Credit Outstandings exceeds the lesser of
(A) the US Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Foreign Availability Amount as then in effect, MMI shall pay to the Administrative Agent on such date an amount equal to such excess (up to the aggregate amount of all US Letter of Credit Outstandings at such time) and the Administrative Agent shall hold such payment as security for the obligations of MMI hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents reasonably satisfactory to the Administrative Agent and the Collateral Agent until the proceeds are applied to the secured obligations).

          (iii) If on any date the sum of (i) the aggregate outstanding principal amount of Multi-Currency Revolving Loans (after giving effect to all other repayments thereof on such date) plus (ii) the Multi-Currency Letter of Credit Outstandings in respect of the Multi-Currency Letters of Credit on such date exceeds the lesser of (A) the aggregate Foreign Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) 110% of the Multi-Currency Revolving Loan Sublimit as then in effect, either (i) MMI shall repay on such date the principal amount of Multi-Currency Revolving Loans in an aggregate amount equal to such excess or (ii) each Borrower shall pay to the Multi-Currency Agent on such date the principal amount of Multi-Currency Revolving Loans then outstanding and owed by such Borrower in an aggregate principal amount equal to such Borrower's Prepayment Pro Rata Share of such excess. If, after giving effect to the prepayment of all such outstanding Multi-Currency Revolving Loans, the aggregate amount of all Multi-Currency Letter of Credit Outstandings in respect of the Multi-Currency Letters of Credit, exceeds the lesser of (A) the aggregate Foreign Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) 110% of the Multi-Currency Revolving Loan Sublimit as then in effect, either (i) MMI shall pay to the Multi-Currency Agent on such date an amount equal to such excess or (ii) each Borrower shall repay the principal amount of Multi-Currency Revolving Loans then outstanding and owed by such Borrower in an aggregate principal amount equal to such Borrower's Prepayment Pro Rata Share of such excess (up to the aggregate amount of all Multi-Currency Letter of Credit Outstandings at such time, in respect of the Multi-Currency Letters of Credit) and the Multi-Currency Agent shall hold such payment as security for the respective obligations of each Borrower under this clause (a)(iii) pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents reasonably satisfactory to the Administrative Agent and the Collateral Agent until the proceeds are applied to the secured obligations).

          (iv) If on any date the sum of (i) the aggregate principal amount of Mutli-Currency Revolving Loans denominated in any Approved Foreign Currency and owed by any Local Currency Borrower (after giving effect to all other repayment, thereof on such date) plus the Multi-Currency Letter of Credit Outstandings in
                      ----
respect of Multi-Currency Letters of Credit denominated in such Approved Foreign Currency on such date exceeds the lesser of (A) the Foreign Borrowing Base with respect to such Local Currency Borrower at such time (based on the Borrowing Base Certificate last delivered) and (B) 110% of the Currency Sublimit for such Approved Foreign Currency, such Local Currency Borrower shall repay the principal amount of Multi-Currency Loans owed by such Local Currency Borrower in an aggregate amount to such excess.

          (b) On the Business Day after the date of receipt thereof by any Credit Party and/or any of their respective Subsidiaries of Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the outstanding Revolving Loans owed by such Credit Party or, in the case of MMI, owed by any Credit Party, provided that with respect to no more than $1,000,000 in the
              --------
aggregate of such Net Cash Proceeds in any fiscal year of MMI, such Net Cash Proceeds shall not be required to be so applied on such date to the extent that no Default or Event of Default then exists and the Borrowers deliver a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 8.01(a) (including, without limitation (but only to the extent permitted by Section 8.02), capital stock of a corporation engaged in any such business) within 90 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), provided further that (1) if all or any portion of such Net
                    -------- -------
Cash Proceeds not so applied to the repayment of outstanding Revolving Loans are not so used (or contractually committed to be used) within such 90 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Revolving Loans as provided above in this Section 4.02(A)(b) and (2) if all or any portion of such Net Cash Proceeds are not required to be applied on the 90th day referred to in clause
(1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Revolving Loans as provided above in this Section 4.02(A)(b).

          (c) On the Business Day after the date of the receipt thereof by any Credit Party or any of its Subsidiaries of Cash Proceeds from the sale or issuance by such Credit

Party or such Subsidiary of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest (other than equity issued in connection with the exercise by employees of any Credit Party or any of its Subsidiaries of employee stock option), an amount equal to 100% of the Net Cash Proceeds from such sale or issuance of equity shall be applied as a mandatory repayment of principal of the outstanding Revolving Loans owed by such Credit Party or, in the case of MMI, owed by any Credit Party.

          (d) On the Business Day after the date of the receipt thereof by any Credit Party or any of its Subsidiaries of Cash Proceeds from the incurrence or issuance of Indebtedness by such Credit Party or such Subsidiary, an amount equal to 100% of the Net Cash Proceeds from such incurrence or issuance of Indebtedness (other than Indebtedness permitted to be incurred by Section 8.04) shall be applied by such Credit Party or MMI as a mandatory repayment of principal of the outstanding Revolving Loans owed by such Credit Party or, in the case of MMI, owed by any Credit Party.

          (e) Within 5 days following each date on which any Credit Party or any of its Subsidiaries receives any proceeds from any Extraordinary Receipt, an amount equal to 100% of the Net Cash Proceeds of such Extraordinary Receipt shall be applied by such Credit Party or MMI as a mandatory repayment of principal of outstanding Revolving Loans owed by such Credit Party or, in the case of MMI, owed by any Credit Party; provided that so long as no Default or
                                       --------
Event of Default then exists and such proceeds received in respect of a Recovery Event do not exceed $1,500,000, such proceeds shall not be required to be so applied on such date to the extent that the Borrowers have delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further that (i) if the amount of
                                     -------- -------
such proceeds received in respect of a Recovery Event exceeds $1,500,000, then the entire amount and not just the portion in excess of $1,500,000 shall be applied as a mandatory repayment of principal of the outstanding Revolving Loans as provided above in this Section 4.02(A)(e), (ii) if all or any portion of such proceeds not required to be applied to the repayment of outstanding Revolving Loans pursuant to the preceding proviso are not so used (or contractually committed to be used) within 180 days after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of the outstanding Revolving Loans as provided above in this Section 4.02(A)(e) and (iii) if all or any portion of such proceeds are not required to be applied on the 180th day referred to in clause (ii) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Revolving Loans as provided above in this Section 4.02(A)(e).

          (f) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans shall be repaid in full on the Maturity Date.

          (B)  Application.
               -----------

          (a) With respect to each repayment of Loans required by this Section 4.02, the Borrowers may designate the Types of Loans which are to be repaid and the specific Borrowing(s) pursuant to which made; provided that (i) if any
                                                  --------
payment to be made under Section 4.02(A) on account of Eurodollar Loans would be made other than on the last day of an Interest Period applicable to such Eurodollar Loan, the Borrower which is making such prepayment shall compensate the Banks in accordance with Section 1.11; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall be immediately converted into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided that no repayment pursuant
                 --- ----                   --------
to Section 4.02(A)(a) shall be applied to any Revolving Loans of a Defaulting Bank. In the absence of a designation by the Borrowers as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

          (b) All prepayments under this Section 4 shall be made together with accrued interest to the date of such prepayment on the principal amount repaid.

          (c) Amounts prepaid pursuant to Sections 4.02(A)(a), (b), (d) and (e) may be reborrowed. Amounts prepaid pursuant to Sections 4.02(A)(c) may not be reborrowed.

          4.03  Method and Place of Payment.  Except as otherwise specifically
                ---------------------------
provided herein, all payments under this Agreement or under any Note shall be made to the Appropriate Agent for the ratable account of the Banks entitled thereto, not later than 12:00 Noon (Relevant Currency Time) on the date when due, and shall be made in immediately available funds and in US Dollars, or in the case of any Multi-Currency Revolving Loan or Multi-Currency Letter of Credit in the Approved Foreign Currency in which such Multi-Currency Loan or Multi-Currency Letter of Credit is denominated at the Appropriate Payment Office, it being understood that written, telex or facsimile transmission notice by a Borrower to the Appropriate Agent to make a payment from the funds in such Borrower's accounts at the Appropriate Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (Relevant Currency Time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          4.04  Net Payments.  (a)  All payments made by each Borrower hereunder
                ------------
or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein or Australian income tax levied on a Bank pursuant to Section 25(2) of the Income Tax Assessment Act 1936 (Commonwealth)) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, each Borrower making any payment agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable by any Borrower in respect of Taxes pursuant to the preceding sentence, such Borrower agrees to reimburse each Bank, upon the written request of such Bank, for Taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of Taxes as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. Each Borrower will furnish to the Administrative Agent within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower. Each Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

          (b) Each Bank agrees to deliver to the Borrowers and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, any form or certificate that is required by any taxing authority to demonstrate such Bank's entitlement to an exemption from or reduction in Home Jurisdiction Withholding Taxes (as defined below), if any, with respect to payments to be made under this Agreement including, if applicable, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note; provided, however, that such Bank shall have been advised in writing by each
--------  -------
Borrower of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and applicable lending office of such Bank set forth on Annex I hereto, in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Bank was already a Bank thereunder immediately prior to such assignment or transfer), the jurisdiction of organization and applicable lending office of such Bank set forth in the Assignment and Assumption Agreement pursuant to which it became a Bank, or such other branch or office of any Bank designated by such Bank from time to time. If any form or document referred to in this subsection (b) requires the disclosure of information greater than that required on the date hereof by Forms 1001 or 4224 and which a Bank reasonably considers to be confidential, such Bank shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, upon the written request of a Borrower (but only if the Bank remains lawfully able to do so) it will deliver to such Borrower and the Administrative Agent a new accurate and complete form or certificate that is required by any taxing authority including, if applicable, two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in Home Jurisdiction Withholding Taxes, if any, with respect to payments under this Agreement and any Note, or it shall immediately notify such Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in
Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes from interest, fees or other amounts payable hereunder for the account of any Bank to the extent that such Bank has not provided to such Borrower the form or certificate that establishes a complete exemption from, or entitlement to a reduction of, such deduction or withholding and (y) such

Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed if
(I) such Bank has not provided to the Borrowers the form or certificate required to be provided to the Borrowers pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such form or certificate does not establish a complete exemption from, or entitlement to a reduction of, withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 12.04(b), each Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date, or, in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Sections 1.13 or 12.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), after the date of such assignment or transfer to such Bank, in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

          SECTION 5.  Conditions Precedent.
                      --------------------

          The obligation of each Bank to make each Loan to any Borrower hereunder, and the obligation of each Letter of Credit Issuer to issue each Letter of Credit hereunder, is subject, at the time of the making of each such Loan or the issuance of each such Letter of Credit (except as otherwise hereinafter indicated), to the satisfaction of the following conditions:

          5.01  Execution of Agreement; Notes.  On or prior to the Initial
                -----------------------------
Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Revolving Note executed by MMI and to the Swingline Bank the Swingline Note, executed by MMI, in each case, in the amount, maturity and as otherwise provided herein.

          5.02  No Default; Representations and Warranties.  At the time of each
                ------------------------------------------
Credit Event and also after giving effect thereto and to the application of the proceeds therefrom (i) no event shall have occurred and be continuing which constitutes a Default and (ii) all representations and warranties contained herein and in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          5.03  Officer's Certificate.  On the Initial Borrowing Date, the
                ---------------------
Administrative Agent shall have received a certificate of MMI dated such date signed by an appropriate officer of such Borrower stating that all of the applicable conditions set forth in Sections 5.02, 5.05, 5.07, 5.08, 5.09 and 5.17 exist as of such date.

          5.04  Opinions of Counsel.  On the Initial Borrowing Date, the
                -------------------
Administrative Agent shall have received favorable opinions, addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the Initial Borrowing Date, from (i) Hale and Dorr LLP, counsel to the Credit Parties, which opinion shall be in substantially the form of Exhibit D and as to such other matters incident to the transactions contemplated herein as the Agents may reasonably request, and (ii) Japanese counsel to the Credit Parties and/or the Agents reasonably satisfactory to the Agents, which opinion shall cover such matters incident to the transactions contemplated herein and in the other Credit Documents as the Agents may reasonably request and shall be in form and substance reasonably satisfactory to the Agents.

          5.05  Corporate Proceedings.  (a)  On the Initial Borrowing Date, the
                ---------------------
Administrative Agent shall have received from each Credit Party listed on Annex
5.05 a certificate, dated the Initial Borrowing Date, signed by the chairman, a vice chairman, the president, any vice president or representative director of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws or the Articles of Incorporation and the Corporate Registry or the Memorandum and Articles of Association of such Credit Party, all amendments thereto, if any, and the resolutions of the Board of Directors of such Credit Party referred to in such certificate. All of the foregoing (including such Certificate of Incorporation, By-Laws and amendments) shall approve the Transaction, this Agreement and the other Documents to which the applicable Credit Party is or is to be a party and be reasonably satisfactory to the Administrative Agent.

          (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents and necessary for the approval thereof or consent thereto shall be in form and substance reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities reasonably satisfactory to the Administrative Agent and the Collateral Agent.

          (c) On the Initial Borrowing Date, the ownership, capital, corporate and legal structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by any Borrower or any of its Subsidiaries), and the management of MMI and each of its Subsidiaries, and each related agreement and instrument, in each case after giving effect to the Transaction, shall be acceptable to the Administrative Agent and the Required Banks.

          (d) On the Initial Borrowing Date, the Administrative Agent shall have received with respect to each Credit Party listed on Annex 5.05 a copy of (i) a certificate of the Secretary of State of the jurisdiction of incorporation of such Credit Party dated reasonably near the Initial Borrowing Date, listing the charter of such Credit Party and each amendment thereto on file in such Secretary of State's office and certifying that (A) such charter is a true and correct copy thereof, (B) such amendments are the only amendments to such Credit Party's charter on file in such Secretary of State's office, (C) such Credit Party has paid all franchise taxes to the date of such certificate and (D) such Credit Party is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation or (ii) the equivalent thereof in any jurisdiction outside of the United States in which any Credit Party is organized, except that in respect to MMI-Australia certified evidence (including, without limitation, a certified except of the corporate registry) of such information may be received.

          5.06  Adverse Change, Etc.  On or prior to the Initial Borrowing
                -------------------
Date, nothing shall have occurred (and neither the Banks nor the Administrative Agent shall have become aware of any facts or conditions not previously known) which the Required Banks or the Administrative Agent shall determine (a) constitutes, or could reasonably be expected to constitute, a Material Adverse Change since December 31, 1996 or (b) has, or could reasonably be expected to have, a Material Adverse Effect.

          5.07  Litigation.  On the Initial Borrowing Date, there shall be no
                ----------
actions, suits, investigations, litigations or proceedings pending or threatened before any court, governmental agency or arbitrator (a) which purport to affect the legality, validity or enforceability of the Transaction, this Agreement or any other Document or (b) which the Administrative Agent or the Required Banks shall determine could reasonably be expected to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the Transaction.

          5.08  Approvals.  On or prior to the Initial Borrowing Date, all
                ---------
necessary governmental (domestic and foreign), corporate, shareholder and third party approvals and consents including, but not limited to, the delivery to the Administrative Agent of reasonable proof of any notice to, filing with, or approval of, the Japanese Minister of Finance required to be made or procured pursuant to the Foreign Exchange and Foreign Trade Control Law (Law No. 228 of 1949 as amended), in connection with the Transaction, the transactions contemplated by the Documents, the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein, or that could threaten or seek to threaten any of the foregoing and no law, regulation or rule shall be applicable to any Credit Party or to the Transaction which in the judgment of the Administrative Agent could threaten or seek to threaten any of the foregoing. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the making of Loans.

          5.09  Consummation of the Transaction.  (a)  On the Initial Borrowing
                -------------------------------
Date, the Dropdown shall have been consummated strictly in accordance with the Transaction Documents and all applicable laws and regulations, each of the conditions precedent to the consummation of the Dropdown (including, without limitation, the accuracy in all material respects of the representations and warranties contained in the Transaction Documents) shall have been satisfied and not waived (except with the written consent of the Administrative Agent and the Required Banks) to the satisfaction of the Administrative Agent and the Required Banks, and the Transaction Documents shall be in full force and effect. On the Initial Borrowing Date, the assets comprising the MMI Business shall be transferred to MMI and its Subsidiaries free and clear of all Liens other than Permitted Liens.

          (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent certified true and correct copies of all Documents entered into on or prior to such date in connection with the Transaction (including, without limitation, all of the Transaction Documents), and all of the terms and conditions of such Documents, as well as the structure of the Transaction, in all material respects, shall be in form and substance satisfactory to the Administrative Agent and the Required Banks.

          (c) On the Initial Borrowing Date, MMI and its Subsidiaries, after giving effect to the Transaction, shall be in compliance with all existing financial obligations.

          (d) On the Initial Borrowing Date, the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this Section 5.09 have been satisfied on such date.

          5.10  Security Documents.  On the Initial Borrowing Date, each Credit
                ------------------
Party listed on Annex 5.05 shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit F-1 or F-3, as appropriate, covering all of the Security Agreement Collateral, together with:

          (A) all of the Pledged Securities referred to in each Security Agreement and owned by such Credit Party endorsed in blank in the case of promissory notes or accompanied by executed and undated stock powers in the case of capital stock;

          (B) acknowledgment copies or stamped receipt copies of proper Financing Statements (Form UCC-1) or appropriate local equivalent duly filed under the UCC or appropriate local equivalent of each jurisdiction as the Collateral Agent may deem necessary or desirable to perfect and protect the first priority security interests created by each Security Agreement;

          (C) certified copies of Requests for Information or Copies (Form UCC-
     11), or equivalent reports, each of a recent date listing all effective financing statements that name such Credit Party or any of its Subsidiaries as debtor or otherwise relate to the MMI Business and that are filed in the jurisdictions referred to in clause (B) above, together with copies of such financing statements (none of which shall cover the Collateral except (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Administrative Agent and (y) to the extent evidencing Permitted Liens);

          (D) evidence of the completion of all other action, recordings and filings of or with respect to each Security Agreement delivered pursuant to this Section 5.10 as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests created by the Security Agreement;

          (E) evidence of the insurance required by the terms of the Security Agreements;

          (F) copies of the Assigned Agreements, referred to in each Security Agreement; and

          (G) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests created by the Security Agreement have been taken;

and each Security Agreement delivered pursuant to this Section 5.10 shall be in full force and effect.

          5.11  Guaranties.  On the Initial Borrowing Date, each of MMI Holdings
                ----------
and MMI shall have duly authorized, executed and delivered a Parent Guaranty in the form of Exhibit G-1 (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, each a "Parent Guaranty"), and each Subsidiary Guarantor listed on Annex 5.11 shall have duly authorized, executed and delivered a Subsidiary Guaranty in the form of Exhibit G-2 or G-3, as appropriate (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, each a "Subsidiary Guaranty", and, together with each Parent Guaranty, the "Guaranties"), and each Guaranty shall be in full force and effect.

          5.12  CST Guaranty.  On the Initial Borrowing Date, Corporate Software
                ------------
& Technology, Inc. shall have duly authorized, executed and delivered a guaranty in the form of Exhibit L (the "CST Guaranty"), and the CST Guaranty shall be in full force and effect.

          5.13  Plans; Existing Indebtedness Agreements; Shareholders'
                ------------------------------------------------------
Agreements; Management Agreements; Employment Agreements; Non-Compete
---------------------------------------------------------------------
Agreements; Tax Allocation Agreements; Material Contracts.  On or prior to the
---------------------------------------------------------
Initial Borrowing Date, there shall have been delivered to the Administrative Agent copies, certified as true and correct by an appropriate officer of MMI, of:

          (a) all Plans of MMI or any of its Subsidiaries after giving effect to the consummation of the Transaction and for each such Plan (i) that is a "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) the most recently completed actuarial valuation prepared therefor by such Plan's regular enrolled actuary and the Schedule B, "Actuarial Information" to the IRS Form 5500 (Annual Report) most recently filed with the Internal Revenue Service and (ii) that is a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA), each of the documents referred to in clause
     (i) either in the possession of any Credit Party or any ERISA Affiliate or reasonably available thereto from the sponsor or trustees of such Plan;

          (b) all agreements evidencing or relating to the Existing Indebtedness that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Existing Indebtedness Agreements");

          (c) all other agreements entered into by MMI or any of its Subsidiaries governing the terms and relative rights of its membership interests or capital stock, as the case may be, and any agreements entered into by members or shareholders, as the case may be, relating to any such entity with respect to their capital stock, in each case that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Shareholders' Agreements");

          (d) any material agreements (or the forms thereof) with members of, or with respect to, the management of MMI or any of its Subsidiaries involving consideration payable to or by MMI or any of its Subsidiaries of $500,000 or more in any year that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Management Agreements");

          (e) any material employment agreements entered into by MMI or any of its Subsidiaries involving consideration payable by MMI or any of its Subsidiaries of $500,000 or more in any year (collectively, the "Employment Agreements");

          (f) any tax sharing or tax allocation agreements entered into by MMI or any of its Subsidiaries (collectively, the "Tax Allocation Agreements"); and

          (g) any material contracts entered into by MMI or any of its Subsidiaries, the breach or termination of which would have a Material Adverse Effect (collectively, the "Material Contracts");

all of which Plans, Existing Indebtedness Agreements, Shareholders' Agreements, Management Agreements, Employment Agreements, Non-Compete Agreements, Tax Allocation Agreements and Material Contracts shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be in full force and effect on the Initial Borrowing Date.

          5.14  Solvency Certificate; Evidence of Insurance; Financial
                ------------------------------------------------------
Statements.  On the Initial Borrowing Date, the Administrative Agent shall
----------
have received:

          (a) a certificate from the chief financial officer of each of MMI addressed to the Administrative Agent and each of the Banks and dated the Initial Borrowing Date and certifying that, after giving effect to the Transaction and the incurrence of all financings contemplated therein and herein, each such Borrower individually, and each such Borrower and its Subsidiaries (on a consolidated basis) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due and that no proceeds of the Loans will be used to purchase assets or capital stock in connection with the Transaction;

          (b) evidence of insurance complying with the requirements of Section
     7.03 for the business and properties of MMI and its Subsidiaries (including, without limitation, the MMI Business), in scope, form and substance reasonably satisfactory to the Administrative Agent and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without at least 30 days' (or 10 days' in the case of non-payment of premium) prior written notice by the insurer to the Collateral Agent;

          (c) the annual audited consolidated financial statements and consolidating financial statements for the MMI Business for the most recently completed fiscal year and such other prior fiscal years as may be available, including balance sheets and statements of income and cash flow, and all of the foregoing shall have been audited by independent public accountants of recognized national standing and prepared in accordance with GAAP (and containing an unqualified opinion of such accountants) and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks;

          (d) the unaudited balance sheets, statements of income and cash flow of the MMI Business for each fiscal month in 1997 ending on or before the Initial Borrowing Date, together with working capital detail of the MMI Business for the prior twelve months and working capital detail for each Borrower for the twelve months immediately succeeding the Initial Borrowing Date, and all of the foregoing shall be in form and substance satisfactory to the Administrative Agent and the Required Banks; and

          (e) such financial, business and other information regarding each Credit Party and its Subsidiaries as the Banks or the Administrative Agent shall have requested.

          5.15  Pro Forma Balance Sheet.  On or prior to the Initial Borrowing
                -----------------------
Date, there shall have been delivered to the Administrative Agent an unaudited pro forma consolidated balance sheet as of the Initial Borrowing Date of each of
--- -----
MMI and its Subsidiaries and each Borrower and its Subsidiaries after giving effect to the Transaction and prepared in accordance with GAAP, together with a related funds flow statement, which pro forma balance sheets and funds flow
                                    --- -----
statement shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

          5.16  Projections.  On or prior to the Initial Borrowing Date, the
                -----------
Banks shall have received (i) the financial projections (the "Projections") set forth in Annex 5.16, which include the projected results of the Borrowers and their respective Subsidiaries and of MMI Holdings and its Subsidiaries, taken as a whole for the four fiscal years ended after the Initial Borrowing Date and
(ii) a pro forma monthly borrowing base for the Borrowers for each month of the
       --- -----
12-month period immediately following the Initial Borrowing Date.

          5.17  Existing Indebtedness.  On the Initial Borrowing Date and
                ---------------------
after giving effect to the Transaction and the Loans incurred on the Initial Borrowing Date, neither MMI Holdings nor any of its Subsidiaries shall have any Preferred Stock or Indebtedness outstanding except for the MMI Holdings Preferred Stock, the Obligations and the Existing Indebtedness. On and as of the Initial Borrowing Date, all of the Existing Indebtedness shall remain outstanding after giving effect to the Transaction and the other transactions contemplated hereby without any default or event of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby, and there shall not be any amendments or modifications to the Existing Indebtedness Agreements other than as requested or approved by the Administrative Agent or the Required Banks. On and as of the Initial Borrowing Date, the Administrative Agent and the Required Banks shall be satisfied with the amount of and the terms and conditions of all Existing Indebtedness. Furthermore, the Banks shall be satisfied that all Indebtedness of each Borrower other than such Indebtedness permitted under this Agreement has been prepaid, redeemed or defeased in full or otherwise satisfied or extinguished.

          5.18  Field Examinations; Initial Borrowing Base Certificate.  (a)
                ------------------------------------------------------
On or prior to the Initial Borrowing Date, the Administrative Agent shall have completed a field examination of the accounts receivable, inventory, payables, controls and systems of MMI and its Subsidiaries (including the MMI Business), the results of which examination shall be satisfactory to the Collateral Agent and the Required Banks. Furthermore, the Administrative

Agent shall have received asset valuation reports with respect to all the Real Property and personal property owned by MMI or its Subsidiaries, in form and substance satisfactory to the Administrative Agent.

          (b) On or prior to the Initial Borrowing Date, the Administrative Agent shall have received an initial Borrowing Base Certificate for MMI meeting the requirements of Section 7.01(i).

          5.19  Due Diligence.  On or prior to the Initial Borrowing Date, the
                -------------
Banks shall have completed a due diligence investigation of MMI and its Subsidiaries and the MMI Business in scope, and with results, satisfactory to the Banks, and nothing shall have come to the attention of the Banks during the course of such due diligence investigation to lead them to believe (i) that any information provided to the Agents and the Banks by, or on behalf of, the Borrowers was or has become misleading, incorrect or incomplete in any material respect, (ii) that, following the consummation of the Dropdown, MMI and its Subsidiaries would not have good and marketable title to all material assets of the MMI Business and (iii) the Transaction will have a Material Adverse Effect; without limiting the generality of the foregoing, the Banks shall have been given such access to the management, records, books of account, contracts and properties of MMI and its Subsidiaries as they shall have requested.

          5.20  Payment of Fees.  On the Initial Borrowing Date, all costs,
                ---------------
fees and expenses, and all other compensation contemplated by this Agreement, due to the Administrative Agent, the Syndication Agent or the Banks (including, without limitation, legal fees and expenses) shall have been paid.

          5.21  Total Unutilized Commitment.  On the Initial Borrowing Date
                ---------------------------
and concurrently with the incurrence of Loans on such date, the principal amount of Loans to be incurred on such date, when added to an amount equal to $5,000,000, shall not exceed the Total Borrowing Base.

          5.22  Notice of Borrowing; Letter of Credit Request.  The
                ---------------------------------------------
Administrative Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to each incurrence of Loans, and if a Letter of Credit is to be issued, the Administrative Agent and the Appropriate Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of Section 2.02 with respect to each issuance of a Letter of Credit.

          5.23  Process Agent Letters.    Intentionally Omitted.
                ---------------------

          5.24  Proceeds.  On the Initial Borrowing Date, MMI Holdings and MMI
                --------
shall have received net proceeds from the sale of a certain Portland, Oregon printing plant in an amount equal to at least $3,500,000. As of the Initial Borrowing Date, MMI anticipates that during the 60-day period following the Initial Borrowing Date, the operation of its business will generate at least $10,000,000 from a permanent reduction in Working Capital.

          5.25  Other Documents.  On or before the Initial Borrowing Date, the
                ---------------
Administrative Agent shall have received such other approvals, opinions or documents as any Bank through the Administrative Agent may reasonably request.

          The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to the Administrative Agent and each of the Banks that all of the applicable conditions specified above exist or shall have been satisfied as of the date of such Credit Event. All of the certificates, legal opinions and other documents and papers referred to in this
Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Administrative Agent and the Required Banks.

          For purposes of determining compliance with the conditions specified in this Section 5, each Bank shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Banks or the Required Banks unless an officer of the Administrative Agent responsible for the transactions contemplated by the Credit Documents shall have received notice from such Bank prior to the initial Credit Event specifying its objection thereto and if such initial Credit Event is a Loan, such Bank shall not have made available to the Administrative Agent such Bank's ratable portion of such Loan.

          SECTION 6.  Representations, Warranties and Agreements.
                      ------------------------------------------

          In order to induce the Banks to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, each Credit Party makes the following representations, warranties and agreements with the Banks, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of each Credit Event being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date in which all representations and warranties shall be true and correct in all material respects as of such earlier date):

          6.01  Corporate Status.    Each Credit Party and each of their
                ----------------
respective Subsidiaries (i) is a duly organized, or incorporated, and validly existing corporation in good standing (however, the good standing requirement does not have to be met in those jurisdictions where the concept does not exist) under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified or licensed except with respect to clause (iii) where the failure to be so qualified or authorized to do business would not have a Material Adverse Effect.

          6.02  Corporate Power and Authority.  Each Credit Party has the
                -----------------------------
corporate power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable voidable preference, bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).


          6.03  No Violation.  Neither the execution, delivery or performance
                ------------
by any Credit Party of the Documents to which it is a party nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction, judgment, award, determination or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or any other material agreement or instrument to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries, as the case may be, except with respect to the execution, delivery or performance of the Transaction Documents, for such breaches or defaults which, either individually or in the aggregate, would not be expected to have a Material Adverse Effect, or (iii) will violate any provision of the Certificate of Incorporation, By-Laws, Articles of Incorporation, Memorandum or Articles of Association or other similar constitutional documents of any Credit Party or any of its Subsidiaries. No Credit Party or any of its Subsidiaries is in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or other material agreement or other instrument, the violation or breach of which could have a Material Adverse Effect.

          6.04  Litigation.  There are no actions, investigations,
                ----------
litigations, suits or proceedings pending or, to the knowledge of MMI or any of its Subsidiaries, threatened, before any court, governmental agency or arbitrator with respect to MMI or any of its Subsidiaries or the MMI Business (i) that could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Transaction, this Agreement or any other Document or the consummation of the transactions contemplated hereby. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

          6.05  Use of Proceeds:  Margin Regulations.
                ------------------------------------

          (a) The proceeds of all Loans shall be utilized for the general corporate and working capital purposes of the Borrowers and their respective Subsidiaries; provided that proceeds of the U.S. Revolving Loans and Swingline
              --------
Loans in an amount not to exceed $5,000,000 may be used to finance the Transaction and to pay the fees and expenses incurred in connection therewith.

          (b) If applicable, neither the making of any Loan, nor the use of the proceeds thereof, will violate the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

          6.06  Approvals.  Except as may have been obtained or made on or
                ---------
prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date) or as may be required to be obtained pursuant to
Section 7.19, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or notice to, any foreign or domestic governmental or public body or authority or any other third party, or any subdivision thereof, is required to authorize or is required in connection with (i) the due execution, delivery, recordation, filing and performance by any Credit Party of any Document to which it is or is to be a party or for the consummation of the Transaction or the other transactions contemplated hereby, (ii) the legality, validity, binding effect or enforceability of any Document, (iii) the grant by any Credit Party of the Liens granted by it pursuant to the Security Documents, (iv) the perfection or maintenance of the Liens created by the Security Documents (including the first priority nature thereof) or (v) the exercise by the Administrative Agent or the Collateral Agent or any Bank of its rights under, or the remedies in respect of the Collateral pursuant to, the Credit Documents.

          6.07  Investment Company Act.  If applicable, neither any Credit
                ----------------------
Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Loans, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by any Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the SEC thereunder.

          6.08  Public Utility Holding Company Act.  If applicable, neither
                ----------------------------------
any Credit Party nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.09  True and Complete Disclosure.  All factual information
                ----------------------------
heretofore or contemporaneously furnished by or on behalf of MMI or any of its Subsidiaries in writing to the Administrative Agent or any Bank (including, without limitation, all information contained in the Documents) for purposes of, or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information hereafter furnished by or on behalf of any such Persons in writing to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.


          6.10  Financial Condition; Financial Statements.  (a)  On and as of
                -----------------------------------------
the Initial Borrowing Date, on a pro forma basis after giving effect to the
                                 --- -----
Transaction and to all Indebtedness incurred, and to be incurred (including, without limitation, the Loans), and Liens created, and to be created, by each Credit Party in connection therewith, with respect to each of MMI and its Subsidiaries (on a consolidated basis) and each of the Borrowers (on a stand-alone basis) (x) the sum of the assets, at a fair valuation, of each of MMI and its Subsidiaries (on a consolidated basis) and each of the Borrowers (on a stand-alone basis) will exceed its debts, (y) it has not incurred nor intended to, nor believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) it will have sufficient capital with which to conduct its business. For purposes of this Section 6.10, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (b) The consolidated and consolidating balance sheets of the MMI Business at December 31, 1996 and at September 30, 1997 and the related statements of income and cash flow of the MMI Business for the fiscal year or nine-month period (accompanied (i) in the case of the balance sheets and statements relating to the 1996 fiscal year, by an opinion of Arthur Andersen, independent public accountants and (ii) in the case of the balance sheets and statements relating to the 1997 period, a certificate of the chief financial officer of MMI), as the case may be, ended as of said dates, copies of which have heretofore been furnished to each Bank, present fairly the consolidated financial position of the MMI Business at the dates of said balance sheets and statements and the results of operations for the periods covered thereby. All such balance sheets and financial statements have been (or will be, as the case may be) prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the September 30, 1997 balance sheets and statements, to normal year-end audit adjustments and the absence of footnotes.

          (c) Since December 31, 1996 (but after giving effect to the Transaction as if same had occurred prior thereto), nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect nor has there occurred any Material Adverse Change.


          (d) Except as fully reflected in the balance sheets and financial statements described in Section 6.10(b) and the Indebtedness incurred and permitted under this Agreement, there were as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to MMI or any of its Subsidiaries or the MMI Business of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and no Borrower knows of any basis for the assertion against any Borrower or any of its Subsidiaries or with respect to the MMI Business of any such liability or obligation which, either individually or in the aggregate, are or would be reasonably likely to have, a Material Adverse Effect.

          (e) The Projections are based on good faith estimates and assumptions made by the management of MMI, and on the Initial Borrowing Date such management believed that the Projections were reasonable and attainable, it being recognized by the Banks, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that the differences may be material. There is no fact known to MMI or any of its Subsidiaries which would have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated hereby.

          (f) The consolidated and consolidating pro forma balance sheets of MMI
                                                 --- -----
and its Subsidiaries as at September 30, 1997, and the related consolidated and consolidating pro forma statements of income and cash flows of MMI and its
              --- -----
Subsidiaries for the nine-months then ended, certified by the chief financial officer of MMI, copies of which have been furnished to each Bank, fairly present the consolidated and consolidating pro forma financial condition of MMI and its
                                   --- -----
Subsidiaries as at such date and the consolidated and consolidating pro forma
                                                                    --- -----
results of operations of MMI and its Subsidiaries for the period ended on such date, in each case giving effect to the Transaction and the other transactions contemplated hereby, all in accordance with GAAP.

          6.11  Security Interests.  On and after the Initial Borrowing Date,
                ------------------
each of the Security Documents creates (or after the execution and delivery and perfection thereof will create), as security for the Obligations stated to be secured thereby, a valid and enforceable equitable interest or perfected first priority security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no other Liens (except that the Security Agreement Collateral, the Mortgaged Properties and the Collateral covered by the Additional Security Documents may be subject to Permitted Liens relating thereto), in favor of the Collateral Agent. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made on or prior to the Initial Borrowing Date as contemplated by Section 5.10(B) or on or prior to the execution and delivery thereof as contemplated by Sections 7.11, 7.14 and 8.15. The Credit Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens and security interests created or permitted under the Credit Documents or otherwise permitted hereunder.

          6.12  Representations and Warranties in Other Documents.  All
                -------------------------------------------------
representations and warranties set forth in the other Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          6.13  Transaction.  At the time of consummation thereof, the
                -----------
Dropdown and the Spinoff Transaction shall have been consummated in accordance with the terms of the respective Documents and all applicable laws. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required to make or consummate the Dropdown and the Spinoff Transaction have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained) except where the failure to obtain, give, file, take or waive would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Dropdown and the Spinoff Transaction or the rights of the Credit Parties or their respective Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.
Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Dropdown and the Spinoff Transaction, or the occurrence of any Credit Event or the performance by MMI and its Subsidiaries of their obligations under the Documents and all applicable laws.

          6.14  Compliance with ERISA.  (a)  Each Plan is in substantial
                ---------------------
compliance with ERISA and the Code so that such Plans would have no Material Adverse Effect on any Credit Party or any ERISA Affiliate; no Reportable Event has occurred with respect to a Plan which could result in a Material Adverse Effect to any Credit Party or any ERISA Affiliate; no Plan is insolvent or in reorganization; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan and a Foreign Pension Plan have been timely made unless such failure would not have a Material Adverse Effect on any Credit Party or any ERISA Affiliate; none of any Credit Party or any ERISA Affiliate has incurred a liability to or on account of a Plan which will have a Material Adverse Effect on any Credit Party or any ERISA Affiliate pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
Section 401(a)(29), 4971, 4975 or 4980 of the Code or reasonably expects to incur any material liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of any of the Credit Parties); no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan; no condition exists which presents a material risk to any of the Credit Parties or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code which would have a Material Adverse Effect; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Credit Parties and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001 (a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not result in a Material Adverse Effect; no lien imposed under the Code or ERISA on the assets of any Credit Party or any ERISA Affiliate exists or is likely to arise on account of any Plan; and no Credit Party maintains or contributes to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which are not recorded in MMI's financial statements and any footnotes related thereto and which could reasonably be expected to have a Material Adverse Effect.

          (b) No Credit Party has incurred, nor is any Credit Party expected to incur liability in connection with any Foreign Pension Plan or the termination of or withdrawal from any Foreign Pension Plan that would have a Material Adverse Effect.

          6.15   Capitalization.  On the Initial Borrowing Date and after
                 --------------
giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of each Borrower shall consist of the number of shares of common stock and with par values per share as set forth on Annex 6.15, all of which shares shall be validly issued and outstanding, are fully paid and non-assessable and owned by the Persons listed on Annex 6.15, free and clear of all Liens, except those created under the Security Document. None of the Borrowers has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          6.16  Subsidiaries.  (a)  On and as of the Initial Borrowing Date
                ------------
and after giving effect to the consummation of the Transaction, the Borrowers have no Subsidiaries other than such Subsidiaries listed on Annex 6.16.

          (b) Annex 6.16 shall include, as of the date hereof (as to each Subsidiary listed thereon) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the applicable Credit Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof.

          6.17  Intellectual Property.  Each of MMI and each of its
                ---------------------
Subsidiaries owns or holds a valid license to use all the material patents, trademarks, permits, service marks, trade names, technology, know-how and formulas or other rights with respect to the foregoing, free from restrictions that are materially adverse to the use thereof, that are used in the operation of the business of MMI and each of its Subsidiaries as presently conducted.

          6.18  Compliance with Statutes, Etc.  Each of MMI and each of its
                -----------------------------
Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Property or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Property or the operations of MMI or any of its Subsidiaries), except where such non-compliance is not expected to, individually or in the aggregate, have a Material Adverse Effect.

          6.19  Environmental Matters.  Except as would not be reasonably
                ---------------------
expected, either individually or in the aggregate, to result in a Material Adverse Effect,

          (a) Each of MMI and each of its Subsidiaries has complied with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of MMI and each Borrower, past or threatened Environmental Claims against MMI or any of its Subsidiaries or any Real Property owned or operated by MMI or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real

Property owned or operated by MMI or any of its Subsidiaries or, to the best knowledge of MMI and each Borrower, on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against MMI or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by MMI or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by MMI or any of its Subsidiaries where such generation, use, treatment or storage has violated or would reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by MMI or any of its Subsidiaries in a manner that could reasonably be expected to form the basis for an Environmental Claim against MMI or any of its Subsidiaries. There are not now any underground storage tanks located on any Real Property owned or operated by MMI or any of its Subsidiaries which could reasonably be expected to form the basis for an Environmental Claim against MMI or any of its Subsidiaries.

          6.20  Properties.  All Real Property owned by MMI or any of its
                ----------
Subsidiaries and all material Leaseholds leased by MMI or any of its Subsidiaries, in each case as of the Initial Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Annex 6.20. Each of MMI and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Annex
6.20 or in the financial statements referred to in Section 6.10(b), free and clear of all Liens, other than Permitted Liens.

          6.21  Labor Relations.  If applicable, neither MMI nor any of its
                ---------------
Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against MMI or any of its Subsidiaries or, to the best knowledge of MMI and each Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against MMI or any of its Subsidiaries or, to the best knowledge of MMI and each Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against MMI or any of its Subsidiaries or, to the best knowledge of MMI and each Borrower, threatened against MMI or any of its Subsidiaries and (iii) to the best knowledge of MMI and each Borrower, no union representation question existing with respect to the employees of MMI or any of its Subsidiaries and, to the best knowledge of MMI and each Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

          6.22  Tax Returns and Payments.  All Federal, state and other
                ------------------------
material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of MMI and/or any of its Subsidiaries have been timely filed with the appropriate taxing authority. The Returns accurately reflect all liability for taxes of MMI and its Subsidiaries for the periods covered thereby. MMI and each of its Subsidiaries have paid all taxes payable by them other than immaterial taxes and other taxes which are not yet due and payable, and other than taxes contested in good faith and for which adequate reserves have been established in accordance with GAAP. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of MMI or each Borrower, threatened by any authority regarding any taxes relating to MMI or any of its Subsidiaries which would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. As of the Initial Borrowing Date, neither MMI nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of MMI or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of MMI or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither MMI nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction and the other transactions contemplated hereby.

          6.23  Existing Indebtedness.  Annex 6.23 sets forth a true and
                ---------------------
complete list of all Indebtedness of MMI and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction and the incurrence of Loans on such date (excluding the Loans and the Letters of Credit, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

          6.24  Investments.  Set forth on Annex 6.24 hereto is a complete and
                -----------
accurate list of all investments held by any Credit Party or any of its Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

          6.25  Stamp Tax.  Other than (i) a withholding tax of 10% on
                ---------
payments of interest or in the nature of interest by or on behalf of MMI-Australia under this Agreement or the Notes pursuant to Division 11A of Part III of the Australian Income Tax Assessment Act (ii), (iii) a withholding tax at the rate of 15% on payments of interest by MMI-Singapore, (iv) a stamp duty imposed in respect MMI-Singapore with respect to execution of the Credit Agreement, its Subsidiary Guaranty, the Debenture and its Security Agreement, and (v) a stamp duty imposed in respect of each original of any Credit Document (other than a Security Document) if executed in Japan under the Stamp Duty Law (Law No. 23 of 1967 as amended), if executed in Korea under the Stamp Tax Law of Korea (Law No. 4452 of 1991), and Stamp and financial institutions duties under the New South Wales Duties Act, 1920 or New South Wales Duties Act 1997 as described in the opinion of Australian counsel to MMI-Australia to be delivered to the Administrative Agent pursuant to Section 7.19, no income, stamp or other taxes (other than taxes on, or measured by, net income or net profits) or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in any jurisdiction in which any Credit Party is organized as of such date, imposed, assessed, levied or collected by such jurisdiction or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of this Agreement, the Notes or any other Credit Document or (ii) on any payment to be made by any Credit Party pursuant to any Credit Document.

          6.26  Immunity.  None of the Credit Parties or any of their
                --------
respective properties has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction of its organization.

          6.27  Proper Legal Form.  Each Credit Document to which a non-U.S.
                -----------------
Borrower, Subsidiary Guarantor or Subsidiary Grantor is a party is in proper legal form under the law of the jurisdiction in which such Borrower, Subsidiary Guarantor or Subsidiary Grantor is organized or incorporated for the enforcement thereof against such Credit Party under the law of such jurisdiction; and to ensure the legality, validity, enforceability or admissibility in evidence of each such Credit Document in such jurisdiction, it is not necessary that any such Credit Document or any other document be filed or recorded with any court or other authority of such jurisdiction (other than the registration of the Mortgage with the Registry of Titles and Deeds in Singapore and the filing of the Debenture and the Security Agreement executed by MMI-Singapore with the Registry of Companies and Businesses in Singapore and any other filings required to complete the conditions of Section 7.19) or that any stamp or similar tax (other than as described in Section 6.25) be paid on or in respect of any such Credit Document.

          6.28  Borrowing Base Availability.  On the Initial Borrowing Date,
                ---------------------------
after giving effect to the consummation of the Dropdown and the satisfaction by MMI's Subsidiaries of the conditions set forth in Sections 7.19(b), (c) and
(d), MMI reasonably believes that the availability under the Total Borrowing Base shall support Borrowings sufficient to satisfy the ongoing working capital needs of the business of MMI Holdings and its Subsidiaries as such business is currently conducted.

          6.29  MMI-Singapore.  MMI is not aware, having made all due enquiry,
                -------------
of any fact, matter, thing or circumstance which would prevent the due and proper completion of the procedures set out in Section 76(10) and all other relevant provisions of the Companies Act, Chapter 50 of Singapore (the "Singapore Companies Act") in relation to the giving of financial assistance by the entry of MMI-Singapore into the Security Agreement to which it will become a party as soon as possible after the Initial Borrowing Date, but in no event later than the Singapore Credit Supplement Date and in particular sees no reason why any of the persons listed in Section 76(12) of the Singapore Companies Act should object to the due and proper completion of such procedures.

          SECTION 7.  Affirmative Covenants.
                      ---------------------

          MMI Holdings and each Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Revolving Loan Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 which are not then due and payable) incurred hereunder, are paid in full:

          7.01  Information Covenants.  MMI Holdings will furnish to each
                ---------------------
Bank:

          (a) Monthly Reports.  Within 30 days after the end of each fiscal
              ---------------
month of MMI Holdings, the consolidated and consolidating balance sheets of MMI and its Subsidiaries as at the end of such fiscal month and the related consolidated and consolidating statements of income and retained earnings and a consolidated statement of cash flow for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures (delivered in accordance with Section 7.01(d)) for such fiscal month, all of which shall be certified by the chief financial officer of MMI, subject to normal year-end audit adjustments and the absence of footnotes.

          (b) Quarterly Financial Statements.  Within 45 days after the close of
              ------------------------------
the first three quarterly accounting periods in each fiscal year of MMI Holdings, the consolidated and consolidating balance sheets of MMI Holdings and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income and retained earnings and consolidated statement of cash flow for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth (i) at any time after the end of the fiscal year of MMI Holdings ending December 31, 1998, comparative figures for the corresponding quarterly accounting period in the prior fiscal year and (ii) comparable budgeted figures (delivered in accordance with Section 7.01(d)) for each quarterly accounting period, all of which, in each case, shall be in reasonable detail and certified by the chief financial officer of MMI that they fairly present in all material respects the financial condition of MMI Holdings and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flow for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

          (c) Annual Financial Statements.  Within 90 days after the close of
              ---------------------------
each fiscal year of MMI Holdings, the consolidated and consolidating balance sheets of MMI Holdings and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and consolidated statement of cash flow for such fiscal year and setting forth (i) at any time after the end of the fiscal year of MMI Holdings ending December 31, 1998, comparative consolidated figures for the preceding fiscal year and (ii) comparable budgeted figures (delivered in accordance with Section 7.01(d)) for such fiscal year and, except for such comparable budgeted figures, certified by Arthur Andersen or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case to the effect that such statements fairly present in all material respects the financial condition of MMI Holdings and its Subsidiaries as of the dates indicated and the results of their operations and changes, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of MMI Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention a statement as to the nature thereof.

          (d) Budgets, Etc.  Ten (10) days prior to the commencement of each
              ------------
fiscal year of MMI Holdings, budgets of MMI Holdings and its Subsidiaries in reasonable detail for each of the twelve fiscal months of such fiscal year, as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based.

          (e) Officer's Certificates.  At the time of the delivery of the
              ----------------------
financial statements provided for in Sections 7.01(b) and 7.01(c), a certificate of the chief financial officer of MMI to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (in reasonable detail) the calculations required to establish whether MMI Holdings and its Subsidiaries were in compliance with the provisions of Sections 8.10, 8.11, 8.12 and 8.13, as at the end of such fiscal quarter or year, as the case may be.

          (f) Notice of Default or Litigation.  Promptly, and in any event
              -------------------------------
within two Business Days (or 10 Business Days in the case of clause (y) below) after any officer of any Borrower obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action such Borrower proposes to take with respect thereto and (y) the commencement of, or threat of, or any significant development in, any action, suit, investigation, litigation or governmental proceeding pending against MMI or any of its Subsidiaries which is likely to have a Material Adverse Effect.

          (g) Auditors' Reports.  Promptly upon receipt thereof, a copy of each
              -----------------
report or "management letter" submitted to MMI Holdings or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of MMI Holdings or any of its Subsidiaries and the management's responses thereto.

          (h) Environmental Matters.  Promptly after obtaining knowledge of any
              ---------------------
of the following, written notice of:

          (A) any pending or threatened material Environmental Claim against MMI Holdings or any of its Subsidiaries or any Real Property owned or operated by MMI Holdings or any of its Subsidiaries;

          (B) any condition or occurrence on any Real Property owned or operated by MMI Holdings or any of its Subsidiaries that (x) results in material noncompliance by MMI Holdings or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of a material Environmental Claim against MMI Holdings or any of its Subsidiaries or any such Real Property;

          (C) any condition or occurrence on any Real Property owned or operated by MMI Holdings or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability by MMI Holdings or any such Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

          (D) the taking of any material removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by MMI Holdings or any of its Subsidiaries.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and MMI Holdings' or any Borrower's response thereto. In addition, MMI Holdings agrees to provide the Banks with copies of all material written communications by MMI Holdings or any of its Subsidiaries with any Person, government or governmental agency relating to any of the matters set forth in clauses (i)-(iv) above, and such detailed reports relating to any of the matters set forth in clauses (i)-(iv) above as may reasonably be requested by the Administrative Agent or the Required Banks.

          (i) Borrowing Base Certificate.  (x)  On the Initial Borrowing Date
              --------------------------
and on each Credit Party Supplement Date on which any Subsidiary of MMI becomes a Borrower, and (y) not later than 12:00 Noon (Dallas time) on the tenth day after the last day of each fiscal month (or more frequently as the Administrative Agent may request) commencing with the fiscal month ending January 31, 1998, a borrowing base certificate in the form of Exhibit H (each, a "Borrowing Base Certificate") for each Borrower, which shall be prepared as of December 15, 1997 (in the case of the initial Borrowing Base Certificate) and as of two days prior to any such Credit Party Supplement Date (in the case of any Credit Party Supplement Date) or as of the last Business Day of the preceding fiscal month or quarter, as the case may be (in the case of subsequent Borrowing Base Certificates) and certified by the chief financial officer of each such Borrower.

          (j) Financial Report. As soon as possible after the end of each fiscal
              ----------------
month, the financial report of MMI for the preceding fiscal month.

          (k) Other Financial Information.  Promptly (but in any event within
              ---------------------------
three Business Days) upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by MMI Holdings or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as MMI Holdings or any of its Subsidiaries shall send generally to analysts, or the holders of their capital stock (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Bank may reasonably request from time to time.

          (k) Creditor Reports.  Promptly after the furnishing thereof, copies
              ----------------
of any statement or report furnished to any other holder of the securities of MMI Holdings or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent or the Banks pursuant to any other clause of this Section 7.

          (l) Agreement Notices.  Promptly upon receipt thereof, copies of all
              -----------------
notices, requests and other documents received by MMI Holdings or any of its Subsidiaries under or pursuant to any Transaction Document or indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding the Transaction Documents as the Administrative Agent may reasonably request.

          (m) Other Information.  Such other information respecting the
              -----------------
business, condition (financial or otherwise), operations, performance, properties or prospects of MMI or any of its Subsidiaries as any Bank (through the Administrative Agent) may from time to time reasonably request.

          (n) Pledged Debt.  Within 45 days after the end of each fiscal
              ------------
quarter, an updated Schedule IA, Part II, to the US Security Agreement dated December 15, 1997, showing the current pledged debt existing as of the last Business Day of such preceding fiscal quarter, in the form of Schedule IA, Part II to such US Security Agreement, as amended.

          7.02  Books, Records and Inspections.  (a)  MMI Holdings will keep,
                ------------------------------
and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of MMI Holdings and each such Subsidiary in accordance with GAAP and (b) MMI Holdings will, and will cause each of its Subsidiaries to, permit, upon reasonable prior notice to the chief financial officer MMI Holdings or any Borrower, (x) officers and designated representatives of the Administrative Agent, the Collateral Agent or any Bank to visit and inspect any of the properties or assets of MMI Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of MMI Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of MMI Holdings and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent, the Collateral Agent or any Bank may desire (it being understood that so long as no Default or Event of Default is then in existence, any such visit, inspection or examination shall be arranged in coordination with MMI Holdings or the relevant Borrower, the Administrative Agent and the Collateral Agent) and (y) the Administrative Agent and the Collateral Agent, at the request of the Required Banks, to conduct, at MMI Holdings or the Borrowers' expense, an audit of the inventories and accounts receivable of the Borrowers and their Subsidiaries at such times and with such frequency (but no less frequently than once a year unless an Event of Default has occurred and is continuing) as the Required Banks shall reasonably require.

          7.03  Insurance.  MMI Holdings will, and will cause each of its
                ---------
Subsidiaries to, at all times from and after the Effective Date, maintain in full force and effect insurance with reputable and solvent insurance carriers in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice and at such levels to the extent then generally available (but in any event within the deductible or self-insured retention limitations set forth above) or otherwise as are reasonably acceptable to the Administrative Agent. MMI Holdings will furnish to the Administrative Agent on the Initial Borrowing Date a summary of the insurance carried in respect of MMI Holdings and its Subsidiaries and the assets of MMI Holdings and its Subsidiaries together with certificates of insurance and other evidence of such insurance, if any, naming the Collateral Agent as certificate holder, mortgagee and loss payee with respect to real property, certificate holder and loss payee with respect to personal property, additional insured with respect to general liability and umbrella liability coverage and certificate holder with respect to workers' compensation insurance.


          7.04  Payment of Taxes.  MMI Holdings will pay and discharge, and
                ----------------
will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, when due and all lawful claims for sums that have become due and payable when due which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) or charge upon any properties of MMI Holdings or any of its Subsidiaries; provided that neither MMI
                                                       --------
Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

          7.05  Corporate Franchises.  MMI Holdings will do, and will cause
                --------------------
each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, legal structure, legal name, rights (charter or statutory), permits, licenses, approvals, privileges, franchises and authority to do business; provided, however, that any transaction
                                         --------  -------
permitted by Section 8.02 will not constitute a breach of this Section 7.05.

          7.06  Compliance with Statutes, Etc.    MMI Holdings will, and will
                -----------------------------
cause each of its Subsidiaries to, comply with all applicable laws, statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where such noncompliance as would not have a Material Adverse Effect.

          7.07  Compliance with Environmental Laws.  (a)  MMI Holdings will
                ----------------------------------
pay, and will cause each of its Subsidiaries to pay, all costs and expenses incurred by it in keeping in compliance with all Environmental Laws, and will keep or cause to be kept all Real Properties owned or operated by MMI Holdings or any of its Subsidiaries free and clear of any Liens imposed pursuant to such Environmental Laws; and (b) neither MMI Holdings nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property owned or operated by MMI Holdings or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, unless the failure to comply with the requirements specified in clause (a) or (b) above, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. If MMI Holdings or any of its Subsidiaries, or any tenant or occupant of any Real Property owned or operated by MMI Holdings or any of its Subsidiaries, cause or permit any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), each of the Borrowers agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that neither MMI Holdings
                                            --------
nor any of its Subsidiaries shall be required to comply with any such order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP.

          7.08  ERISA.  As soon as possible and, in any event, within 10 days
                -----
after any Credit Party or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events to the extent that one or more of such events is reasonably likely to result in a material liability to any Credit Party, MMI will deliver to each of the Banks a certificate of the chief financial officer of MMI setting forth details as to such occurrence and the action, if any, which such Credit Party or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such Credit Party, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that any Credit Party or any ERISA Affiliate will or may incur any material liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or 502(l) of
ERISA; provided, however, that the obligation to report such material liability
       --------  -------
shall only apply to the extent to which any Credit Party knows or has reason to know of such material liability. At the request of any Bank, MMI will deliver to such Bank a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of annual reports and any notices received by any Credit Party or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Banks upon request.

          7.09  Good Repair.  MMI Holdings will, and will cause each of its
                -----------
Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, normal wear and tear and damage by casualty excepted, and, subject to Section 8.09, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

          7.10  End of Fiscal Years; Fiscal Quarters.  MMI Holdings will, for
                ------------------------------------
financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

          7.11  Additional Security Further Assurances.  Subject to Section
                --------------------------------------
7.19,

          (a) MMI Holdings will, and will cause each of its Domestic Subsidiaries and, subject to Section 7.14, each of its Foreign Subsidiaries to, and the other Borrowers will cause their respective Subsidiaries to, grant to the Collateral Agent security interests, pledges, assignments, and mortgages in such assets and properties of MMI and such Subsidiaries as are not covered by the original Security Documents, and as may be requested from time to time by the Administrative Agent, the Collateral Agent or the Required Banks (collectively, the "Additional Security Documents"). All such security interests and mortgages shall be granted pursuant to documentation satisfactory in form and substance to the Administrative Agent and the Collateral Agent and shall constitute valid and enforceable first priority perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents or if perfection cannot be accomplished by delivery and filing then all other actions required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent shall have been taken and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

          (b) MMI Holdings will, and will cause each of its Subsidiaries to, at the expense of MMI Holdings and the Borrowers, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, MMI Holdings and the Borrowers shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Administrative Agent to assure themselves that this Section 7.11 has been complied with.

          (c) If the Administrative Agent or the Required Banks determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of MMI Holdings and its Subsidiaries constituting Collateral, the Borrowers shall provide to the Administrative Agent and the Collateral Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (d) MMI Holdings and the Borrowers agree that each action required above by this Section 7.11 shall be completed within 30 days after such action is either requested to be taken by the Administrative Agent or the Required Banks or required to be taken by the Borrowers and their respective Subsidiaries pursuant to the terms of this Section 7.11.

          7.12  Intentionally omitted
                ---------------------

          7.13  Register.  The Borrowers hereby designate the Administrative
                --------
Agent to serve as the Borrowers' agent, solely for purposes of this Section 7.13, to maintain a register

(the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrowers' obligations in respect of such Loans. With respect to any Bank, the transfer of the Revolving Loan Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Revolving Loan Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Revolving Loan Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Revolving Loan Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Revolving Loan Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrowers agree to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 7.13.

          7.14  Foreign Subsidiaries Security.  If following a change in the
                -----------------------------
relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which permits (i) MMI to pledge more than 66 2/3% of the total combined voting power of all classes of capital stock of any of its Foreign Subsidiaries or pledge any promissory note issued by such Foreign Subsidiary to MMI or any of its Domestic Subsidiaries or (ii) any Foreign Subsidiary of MMI to enter into a Security Agreement or a Subsidiary Guaranty, in each case without causing the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, and thereafter counsel for the Borrowers reasonably acceptable to the Administrative Agent does not, within 30 days after a request from the Administrative Agent or the Required Banks, deliver evidence, in form and substance mutually satisfactory to the Administrative Agent and the Borrowers, with respect to any Foreign Subsidiary of MMI which has not already had all of its stock pledged pursuant to the Security Agreement that (A) a pledge (x) of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote and (y) of any promissory note issued by such Foreign Subsidiary to MMI or any of its Domestic Subsidiaries, (B) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement and (C) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of a Subsidiary Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (A) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Security Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Agreement (or another security agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (B) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiary Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (C) above, such Foreign Subsidiary shall execute and deliver the Subsidiary Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into such Security Agreement or Subsidiary Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section
7.14 to be in form and substance reasonably satisfactory to the Administrative Agent.

          7.15  Compliance with Terms of Leaseholds.  MMI Holdings shall, and
                -----------------------------------
shall cause each of its Subsidiaries to make all payments and otherwise perform all obligations in respect of all leases of Real Property to which MMI Holdings or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          7.16  Performance of Transaction Documents.  MMI Holdings shall, and
                ------------------------------------
shall cause each of its Subsidiaries to perform and observe all of the terms and provisions of each Transaction Document to be performed or observed by it, maintain each such Transaction Document in full force and effect, enforce such Transaction Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Transaction Document such demands and requests for information and reports or for action as MMI Holdings or any such Subsidiary is entitled to make under such Transaction Document.

          7.18  Cash Collateral Accounts. MMI shall, and shall cause each of
                ------------------------
its Subsidiaries to maintain main cash collateral accounts with Citicorp into which all proceeds of

Collateral will be paid upon the occurrence of an Event of Default and Lockbox Accounts (as defined in the Security Agreement) with one or more banks acceptable to the Administrative Agent and the Collateral Agent that have accepted the assignment of such accounts to the Administrative Agent pursuant to each Security Agreement.

          7.19  Conditions Subsequent to Closing.  (a) Additional Credit
                --------------------------------       -----------------
Parties.  On any date following the Initial Borrowing Date on which any Credit
-------
Party delivers a Credit Agreement Supplement and/or a Subsidiary Guaranty (a "Credit Party Supplement Date"), the following conditions shall be complied with to the satisfaction of the Agents and the Agents agree to reasonably cooperate with the Borrowers to allow the Borrowers to comply with such conditions:

          (A) Execution of Credit Agreement Supplement; Notes.  On or prior to
              -----------------------------------------------
each Credit Party Supplement Date, (i) each Subsidiary of MMI which shall become a Borrower on such date shall have duly authorized, executed and delivered to the Administrative Agent a Credit Agreement Supplement and (ii) shall have delivered to the Administrative Agent for the account of each Bank the appropriate Revolving Note executed by such Borrower, if any, in the amount, maturity and as otherwise provided herein.

          (B) Officer's Certificate.  On each Credit Party Supplement Date, the
              ---------------------
Administrative Agent shall have received a certificate of each Subsidiary of MMI which shall become a Borrower on such date dated such date signed by an appropriate officer of such Borrower stating that all of the applicable conditions set forth in Sections 5.02 (provided, however, that the
                                       --------  -------
representations and warranties referred to therein may be qualified, to the reasonable satisfaction of the Administrative Agent, to take into account requirements of the local laws of the jurisdiction in which such Borrower is organized and/or the commercial practices therein), 7.19(a)(D), and 7.19(a)(F), exist as of such date.

          (C) Opinions of Counsel.  On each Credit Party Supplement Date, the
              -------------------
Administrative Agent shall have received favorable opinions, addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated as of such Credit Party Supplement Date from local counsel to such Credit Party and/or the Agents reasonably satisfactory to the Agents, which opinion shall cover such matters incident to the transactions contemplated herein and in the other Credit Documents as the Agents may reasonably request and shall be in form and substance reasonably satisfactory to the Agents.

          (D) Corporate Proceedings.  (i)  On each Credit Party Supplement Date,
              ---------------------
the Administrative Agent shall have received from each Subsidiary of MMI which shall become a Credit Party on such date a certificate, dated such Credit Party Supplement Date, signed by the chairman, a vice chairman, the president, any vice president or representative director of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws or the Articles of Incorporation and the Corporate Registry or, the

Memorandum and Articles of Association and the Register of Members or similar constitutional documents of such Credit Party, all amendments thereto, if any, and the resolutions of the Board of Directors of such Credit Party referred to in such certificate. All of the foregoing (including (to the extent applicable) such Certificate of Incorporation, By-Laws, the Memorandum and Articles of Association or the Register of Members or similar constitutional documents and amendments) shall approve the Transaction, this Agreement and the other Documents to which such Credit Party is or is to be a party and be reasonably satisfactory to the Administrative Agent.

          (ii) On such Credit Party Supplement Date, all corporate and legal proceedings and all instruments and agreements to be taken or delivered, as the case may be, by such Credit Party in connection with the transactions contemplated by this Agreement and the other Documents and necessary for the approval thereof or consent thereto shall be in form and substance reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities reasonably satisfactory to the Administrative Agent and the Collateral Agent.

          (iii) On such Credit Party Supplement Date, the Administrative Agent shall have received with respect to such Credit Party a copy of (i) a certificate of the Secretary of State of the jurisdiction of incorporation of such Credit Party dated reasonably near such Credit Party Supplement Date, listing the charter of such Credit Party and each amendment thereto on file in such Secretary of State's office and certifying that (A) such charter is a true and correct copy thereof, (B) such amendments are the only amendments to such Credit Party's charter on file in such Secretary of State's office, (C) such Credit Party has paid all franchise taxes to the date of such certificate and
(D) such Credit Party is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation or (ii) the equivalent, if any, thereof in any jurisdiction outside of the United States in which any Credit Party is organized or incorporated, except that in respect MMI-Australia certified evidence (including, without limitation, a certified except of the corporate registry) of such information may be received.

          (E) Approvals.  On or prior to each Credit Party Supplement Date, all
              ---------
necessary governmental (domestic and foreign), corporate, shareholder and third party approvals and consents in connection with the transactions contemplated by this Agreement and the other Credit Documents, including the effectiveness of any Subsidiary Guaranty to be delivered on such Credit Party Supplement Date or the effectiveness of any pledge of Collateral to be made on such Credit Party Supplement Date and otherwise referred to herein or therein shall have been obtained and remain in effect, all applicable waiting periods shall have expired without any action being taken which restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Documents and otherwise referred to herein or therein, or that could threaten or seek to threaten any of the foregoing and no law, regulation or rule shall be applicable to any Credit Party which in the judgment of the Administrative Agent could threaten or seek to threaten any of the foregoing.

          (F) Security Documents.  On each Credit Party Supplement Date, each
              ------------------
Subsidiary of MMI which shall become a Credit Party on such date shall have duly authorized, executed and delivered a Security Agreement in form and substance satisfactory to the Agent, covering all of the Security Agreement Collateral, together with:

          (1) all of the Pledged Securities referred to in each Security Agreement and owned by such Credit Party endorsed in blank in the case of promissory notes or accompanied by executed and undated stock powers in the case of capital stock;

          (2) evidence of the completion of all other action, recordings and filings of or with respect to each Security Agreement delivered pursuant to this clause (F) as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests created by each such Security Agreement;

          (3) evidence of the insurance required by the terms of each Security Agreements, if any; and

          (4) evidence that all other actions if any necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests created by each such Security Agreement have been taken;

and each such Security Agreement delivered pursuant to this clause (F) shall be in full force and effect.

          (G) Guaranties.  On each Credit Party Supplement Date, each Subsidiary
              ----------
of MMI which shall become a Credit Party on such date shall have duly authorized, executed and delivered a Subsidiary Guaranty substantially in the form of Exhibit G-3 and each such Guaranty shall be in full force and effect.

          (H) Solvency Certificate;  On each Credit Party Supplement Date, the
              ---------------------
Administrative Agent shall have received a certificate from the chief financial officer of each Subsidiary of MMI which shall become a Borrower on such date addressed to the Administrative Agent and each of the Banks and dated such Credit Party Supplemental Date and certifying that, after giving effect to the Transaction and the incurrence of all financings contemplated therein and herein, each such Borrower individually, and each such Borrower and its Subsidiaries (on a consolidated basis) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due and that no proceeds of the Loans will be used to purchase assets or capital stock in connection with the Transaction.

          (I) Borrowing Base Certificate.  On or prior to each Credit Party
              --------------------------
Supplement Date, the Administrative Agent shall have received an initial Borrowing Base Certificate for each Subsidiary of MMI which shall become a Borrower on such date meeting the requirements of Section 7.01(i).

          (J) Payment of Fees.  On each Credit Party Supplement Date, all unpaid
              ---------------
costs, fees and expenses, and all other compensation contemplated by this Agreement, due to the Administrative Agent, the Syndication Agent or the Banks (including, without limitation, legal fees and expenses) shall have been paid.

          (K)  Notice of Borrowing; Letter of Credit Request.  On or prior to
               ---------------------------------------------
each Credit Party Supplement Date, if any Subsidiary of MMI which shall become a Borrower on such date intends to make a Borrowing on such date, the Administrative Agent and the Multi Currency Agent shall have received from such Borrower on such date a Notice of Borrowing satisfying the requirements of
Section 1.03 with respect to each incurrence of Loans, and if a Letter of Credit is to be issued, the Administrative Agent and the Appropriate Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of Section 2.02 with respect to each issuance of a Letter of Credit.

          (L)  Process Agent Letters.    On or prior to each Credit Party
               ---------------------
Supplement Date, the Administrative Agent shall have reviewed a letter from the Process Agent dated on or before such date, substantially in the form of Exhibit K hereto, agreeing to act as Process Agent on behalf of each Subsidiary of MMI which shall be an Credit Party on such date.

          (M)  Other Documents.    On or before each Credit Party Supplement
               ---------------
Date, the Administrative Agent shall have received such other approvals, opinions or documents as any Bank through the Administrative Agent may reasonably request.

All of the certificates, legal opinions and other documents and papers referred to in this Section 7.19(a), unless otherwise specified, shall be delivered to the Administrative Agent at its Appropriate Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Administrative Agent and the Required Banks.

          (b) MMI-Ireland.  As soon as possible after the Initial Borrowing
              -----------
Date, but in no event later than January 15, 1998, MMI shall cause MMI-Ireland to have duly completed, to the satisfaction of the Agents, the procedures required by applicable law to be taken to permit MMI-Ireland to duly authorize, execute and deliver to the Administrative Agent the Subsidiary Guaranty in the form of Exhibit G-3 and the Security Agreement to which it is to become a party pursuant to Sections 7.19(a)(G) and (F) above.

          (c) Stock Pledges; MMI-UK; MMI-Ireland.  As soon as possible after the
              ----------------------------------
Initial Borrowing Date, but in no event later than January 30, 1998: (i) MMI shall (A) have duly authorized, executed and delivered Security Agreements covering the pledge by MMI of its shares of MMI-UK, MMI-Ireland, MMI-Singapore, MMI-Netherlands and MMI-France, in each case, in form and substance satisfactory to the Agents and their local counsel, (B) take all such other action as the Collateral Agent or its local counsel may deem necessary or desirable to perfect, protect and maintain the security interest of the Secured Creditors in the Pledged Shares and other Collateral identified in each such Security Agreement and (C) deliver opinions of Korean, English, Irish and Singaporean counsel in form and substance satisfactory to the Administrative Agent and the Collateral Agent; and

          (ii) MMI shall cause each of MMI-UK and MMI-Ireland, to the extent permitted by applicable law, to become Credit Parties and to fully satisfy all of the conditions set forth in Section 7.19(a).

          (d)  MMI Singapore.  (i)  As soon as possible after the Initial
               -------------
Borrowing Date, but in no event later than February 15, 1998 (the "Singapore Credit Supplement Date"), MMI shall cause MMI-Singapore to:

               (W) duly complete, to the satisfaction of the Collateral Agent, the procedures set out in Section 76(10) and all other relevant provisions of the Singapore Companies Act in relation to the giving by it of financial assistance by its entry into of the Security Agreement to which it is to become a party;

               (X) procure the delivery to the Collateral Agent of a certificate, signed by not less than two of its directors, or by one of its directors and its secretary, stating that the requirements of Section 76(10)(a) to (j), inclusive of the Singapore Companies Act, have bene complied with in relation to the aforesaid giving by it of financial assistance;

               (Y) on request by the Collateral Agent do or procure the doing of all such acts and will execute or procure the execution of all such documents as the Collateral Agent may reasonably consider necessary for completing and giving full effect to the procedures set out in Section 76(10) and all other relevant provisions of Singapore Companies Act in relation to the giving by it of financial assistance by its entry into the Security Agreement to which it is to become a party; and

               (Z) cause its Memorandum and Articles of Association to be amended in the manner requested by the Collateral Agent for the purpose of ensuring that:-

                    (A) its objects specifically permit the issuing by it of the guarantees and the creation by it of the security contemplated by this Agreement;

                    (B) its directors shall not be entitled to decline to register, or suspend the registration of, any transfer of any shares where such transfer is executed (whether as transferor or transferee) by any bank or financial institution to whom such shares shall have been charged or pledged by way of security, or by any nominee of such bank or financial institution; and

                    (C) all pre-emption rights contained therein shall not apply to any transfer of any shares which have been charged or pledged by way of security to any bank or financial institution or any nominee of such bank or financial institution.

          (ii) On or prior to the Singapore Credit Supplement Date, MMI shall cause MMI-Singapore to satisfy the following conditions to the satisfaction of the Agents:

               (I) On the Singapore Credit Supplement Date, MMI-Singapore shall have satisfied all of the conditions set forth in Section 7.19(a).

               (II) Mortgage.  On the Singapore Supplement Date, the Collateral
                    --------
     Agent shall have received the following:

          (A) Legal Mortgage in form and substance satisfactory to the Collateral Agent (as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof (the "Mortgage") with respect to the Mortgaged Property, duly executed by MMI-Singapore and stamped with the consent of the Housing & Development Board, Singapore (the "HDB") the lessor of the Mortgaged Property), duly endorsed thereon;

          (B) HDB[_]s written confirmation that after the execution of the Security Agreement to be executed by MMI-Singapore (the "Debenture"):

               (i) the HDB will not distrain upon the Collateral (as defined in the Debenture; and

               (ii) upon termination of the Instrument of Lease No.  1/00125L
                    (the "Lease") relating to the Mortgaged Property, the HDB will allow the Collateral Agent to enter upon the Mortgaged Property for the purpose of removing the Collateral;

          (C) HDB's written confirmation that there are no breaches of the terms of the Lease relating to the Mortgaged Property;

          (D) (x) either HDB's written confirmation that notwithstanding the provisions of the Lease, HDB will not treat any notice of termination served by MMI-Singapore pursuant to the provisions of Clause 6 of the Lease as an effective notice of termination unless the Collateral Agent under the Mortgage has endorsed its consent on such termination notice, (y) an executed amendment to Clause 6 of the Lease in form satisfactory to the Agents, to require MMI-Singapore not to exercise its termination rights so long as any Loan, Unpaid Drawing, Letter of Credit or Commitment remains outstanding; or (z) an absolute assignment to the Administrative Agent, for the benefit of the Banks, of the Lease with all necessary action and all documentation necessary to effectuate such assignment or an agreement to absolutely assign to the Administrative Agent, for the benefit of the Banks the Lease (or other similar agreement) in each case, in form satisfactory to the Agents and MMI shall cause MMI-Singapore to pay any and all fees, expenses and costs incurred in connection with any such assignment;

          (E) All replies to legal requisitions in respect of the Mortgaged Property being found satisfactory to the Collateral Agent and the title in respect of the Mortgaged Property being in order and free from encumbrances;

          (F) Duplicate Certificate of Title Volume 458 Folio 196 and Duplicate Lease No. 1/00125L both relating to the Mortgaged Property; and

          (G) All risks insurance policy in the joint names of MMI-Singapore and the Collateral Agent with insurance companies as the Collateral Agent may approve, fully insuring the Mortgaged Property against, inter alia, loss or damage by fire and all other risks commonly covered with respect to properties of similar kind, and such policy shall be in such amount and shall contain such terms and provisions as shall be approved by the Collateral Agent and shall contain standard mortgagee clauses naming as loss payee the Collateral Agent.

          (iii) On or prior to the Singapore Credit Supplement Date, MMI-Singapore shall have caused the Mortgages to be recorded in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to create a valid and enforceable first priority mortgage lien, subject only to Permitted Encumbrances, on each such Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under Singapore law) for the benefit of the Secured Creditors.

          (iv) In the event that MMI-Singapore shall fail to satisfy the conditions set forth in clauses (i), (ii) and (iii) above by the
     Singapore Credit Supplement Date, MMI shall be obligated on such date to execute and deliver a subordinated note in substantially the form of Exhibit A to the CST Guaranty and to incur the CST Subordinated Loan and shall receive the proceeds thereof in accordance with the CST Guaranty.

          (e) Blocked Account Letters.  As soon as possible after the Initial
              -----------------------
Borrowing Date, but in no event later than 45 days thereafter, MMI and its Domestic Subsidiaries shall deliver to the Collateral Agent the Lockbox Letters referred to in the Security Agreement to which MMI is a party, duly executed by each Lockbox Bank referred to in such Security Agreement.

          SECTION 8.  Negative Covenants.
                      ------------------

          MMI Holdings and the Borrowers hereby covenant and agree that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 which are not then due and payable) incurred hereunder, are paid in full:

          8.01  Changes in Business.  (a)  MMI Holdings and its Subsidiaries
                -------------------
will not engage in any business other than the businesses engaged in by the MMI Business as of the Initial Borrowing Date and activities directly related thereto, and similar or related businesses.

          (b) Notwithstanding the foregoing, MMI Holdings will not engage in any business other than its ownership of the capital stock of MMI.

          8.02  Consolidation, Merger, Sale or Purchase of Assets, Etc. MMI
                ------------------------------------------------------
Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease, transfer or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (other than sales of inventory in the ordinary course of business), or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that the following shall be permitted:

          (a) the Borrowers may, as lessees, enter into operating leases in the ordinary course of business with respect to real or personal property to the extent permitted by Section 8.05;

          (b) the advances, investments and loans permitted pursuant to Section 8.06;

          (c) the Borrowers and their respective Subsidiaries may sell for cash and for fair value assets as contemplated and provided for in the Projections;

          (d) (i) the Borrowers may sell for cash and for fair value its shares in Nimbus CD International, Inc., and (ii) the Borrowers and their respective Subsidiaries may sell for cash and for fair value other assets having a fair market value not to exceed in the aggregate $1,000,000 in any fiscal year of MMI Holdings; provided that in the case of both clause (i)
                                  --------
     and (ii) above, the Net Cash Proceeds therefrom are either applied to repay Revolving Loans (or reduce the Total Revolving Loan Commitment) as provided in Section 4.02(A)(c) or reinvested in replacement assets to the extent permitted by Section 4.02(A)(b);

          (e) the Borrowers and their respective Subsidiaries may sell or discount, in each case without recourse, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection of past due amounts thereof and as consistent with past practices;

          (f) the Borrowers and their respective Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 60 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged;

          (g) the Borrowers and their respective Subsidiaries may, in the ordinary course of business, license patents, trademarks, copyrights and know-how to third Persons and to one another, so long as each such license is permitted to be assigned pursuant to the Security Agreement (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien pursuant to the Security Agreement in the intellectual property covered by such license;

          (h) any Subsidiary of a Borrower may merge with and into, or be dissolved or liquidated into, such Borrower so long as (i) immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default, (ii) such Borrower is the surviving corporation of any such merger, dissolution or liquidation and (iii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger);

          (i) any Subsidiary of a Borrower may merge with and into, or be dissolved or liquidated into, any Wholly-Owned Domestic Subsidiary of such Borrower so long as (i) immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default, (ii) such Wholly-Owned Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation, (iii) such Wholly-Owned Domestic Subsidiary shall assume such Subsidiary's obligations and performance of such Subsidiary's obligations under the Credit Documents to which it is or is to be a party in a writing satisfactory in form and substance to the Required Banks, and (iv) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger);

          (j) leases or subleases granted by the Borrowers or any of their respective Subsidiaries to third Persons not interfering in any material respect with the business of MMI Holdings or any of the Borrowers or any of their respective Subsidiaries;

          (k) any Borrower may transfer assets in an arm's length transaction to any Credit Party which has executed and delivered a Security Agreement pursuant to Section 5.10 or 7.19.

To the extent the Required Banks waive the provisions of this Section 8.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 8.02, such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

          8.03  Liens.  MMI Holdings will not, and will not permit any of its
                -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of MMI Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction, a financing statement that names any of MMI Holdings or any of its Subsidiaries as debtor, or sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to MMI Holdings or any of its Subsidiaries) or assign any accounts or other right to receive income (other than as permitted by Section 8.02(d)), except for the following (collectively, the "Permitted Liens"):

          (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP and as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced;

          (b) Liens in respect of property or assets of MMI Holdings or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's, mechanics', materialmen's, workmen's and repairmen's Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and which either
     (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of MMI Holdings or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien and as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced;

          (c) Liens created by or pursuant to this Agreement and the Security Documents;

          (d) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Annex 8.03(d), without giving effect to any extensions or renewals thereof;

          (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 9.09;


          (f) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation law, unemployment insurance law and other types of social security legislation, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money) and as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced;

          (g) licenses, leases or subleases granted to third Persons not interfering in any material respect with the business of MMI Holdings or any of its Subsidiaries and otherwise permitted under this Agreement;

          (h) Liens arising from precautionary UCC financing statements regarding operating leases permitted by this Agreement;

          (i) any interest or title of a licensor, lessor or sublessor under any license or lease permitted by this Agreement;

          (j) Liens created pursuant to Capital Leases permitted pursuant to
     Section 8.04(b) and (d); provided that no such Lien shall extend to or
                              --------
     cover any Collateral or assets other than the assets subject to such Capital Leases;

          (k)  Permitted Encumbrances;

          (l) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price of assets acquired after the Initial Borrowing Date in the ordinary course of business, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (i) any such Liens attach
                                      --------
     only to the assets so purchased, (ii) the aggregate principal amount of the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (iii) the aggregate principal amount of the Indebtedness secured thereby is permitted to be incurred pursuant to Section 8.04(d);

          (m) additional Liens incurred by the Borrowers and their respective Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $50,000 in the aggregate; provided that no such Lien shall extend to or
                               --------
     cover any Collateral; and

          (n) Liens created in respect of receivables of MMI-France under the French Francs Facility.


          8.04  Indebtedness.  MMI Holdings will not, and will not permit any
                ------------
of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (b) Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Annex 6.23, without giving effect to any subsequent extension, renewal or refinancing thereof;

          (c) Indebtedness of the Borrowers under Interest Rate Protection Agreements entered into to protect the Borrowers against fluctuations in interest rates in respect of Indebtedness otherwise permitted under this Agreement in an aggregate notional amount not to exceed $50,000,000;

          (d) Capitalized Lease Obligations and Indebtedness of the Borrowers and their respective Subsidiaries incurred pursuant to purchase money Liens permitted under Sections 8.03(j) and (l), provided that (i) all such
                                               --------
     Capitalized Lease Obligations are permitted under Section 8.09 and (ii) the sum of (x) the aggregate Capitalized Lease Obligations outstanding at any time plus (y) the aggregate principal amount of such purchase money Indebtedness outstanding at such time shall not exceed $30,000,000;

          (e) Indebtedness constituting Intercompany Loans to the extent permitted by Section 8.06(g);

          (f) obligations of MMI Holdings and its Subsidiaries contemplated under the Transaction Documents;

          (g) indebtedness of MMI-Ireland under the AIB Facility;

          (h) Subordinated Indebtedness of MMI under the CST Subordinated Loan in an amount not to exceed $25,000,000;

          (i) additional unsecured Indebtedness of the Borrowers and their Subsidiaries not otherwise permitted hereunder not exceeding $20,000,000 in aggregate principal amount at any time outstanding;

          (j) indebtedness of MMI-France under the French Francs Facility in an amount no exceeding 13 million French Francs; and

          (k) Contingent Obligations of MMI Holdings in respect of the guaranties in favor of the Industrial Development Agency (Ireland) ("IDA") guaranteeing the obligations of Modus Media International (Ireland) Holdings ("Ireland Holdings"), Modus Media International Fulfillment Services Europe, Modus Media International Dublin and Modus Media International Kildare (the "Irish Subsidiaries") under certain grants received by Ireland Holdings and/or the Irish Subsidiaries from the IDA, not to exceed in the aggregate the equivalent in Irish pounds of $12,000,000.

          8.05  Leases.  MMI Holdings will not permit the aggregate
                ------
obligations of MMI Holdings and its Subsidiaries on a consolidated basis to make payments (including, without limitation, any property taxes paid as additional rent or lease payments) under any agreement to rent, hire or lease any real or personal property (excluding Capitalized Lease Obligations) having an original term of one year or more to exceed (x) $22,000,000 for the fiscal year of MMI Holdings ended December 31, 1998 (y) $25,000,000 for the fiscal year ended December 31, 1999 and (z) $30,000,000 for each fiscal year of MMI Holdings thereafter.

          8.06  Advances, Investments and Loans.  MMI Holdings will not, and
                -------------------------------
will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of, or any other interest in, or make any capital contribution to or any other investment in, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except:

          (a) the Borrowers and their respective Subsidiaries may invest in cash and Cash Equivalents in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

          (b) the Borrowers and their respective Subsidiaries may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of the Borrowers or any such Subsidiary;

          (c) the Borrowers and their respective Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (d) Interest Rate Protection Agreements entered into in compliance with Section 8.04(c);


          (e) advances, loans and investments in existence on the Initial Borrowing Date and listed on Annex 8.06(e), without giving effect to any additions thereto or replacements thereof shall be permitted;

          (f) deposits made in the ordinary course of business consistent with past practices to secure the performance of leases shall be permitted;

          (g) the Borrowers may make intercompany loans and advances to any Subsidiary Guarantor, and any Subsidiary Guarantor may make intercompany loans and advances to the Borrower of which it is a Subsidiary, or any other Subsidiary Guarantor (collectively, "Intercompany Loans"), duly stamped where required by the laws of any jurisdiction for its enforceability provided that (x) each Intercompany Loan shall be evidenced
                    --------
     by an Intercompany Note duly stamped where required by the laws of any jurisdiction for its enforceability, and (y) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the Security Agreement executed by the payee of such Intercompany Note;

          (h) loans and advances by the Borrowers and their respective Subsidiaries to their employees for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount not to exceed $1,000,000 at any time (determined without regard to any write-downs or write-offs of such loans and advances) shall be permitted;

          (i) the Borrowers and their respective Subsidiaries may own the capital stock of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement and other loans, advances or investments in an aggregate amount invested not to exceed $1,000,000; provided that with respect to loans, advances and investments made under
     --------
     this clause (j): (1) any newly acquired or created Subsidiary of any Borrower or any of its Subsidiaries shall be a Wholly-Owned Subsidiary thereof; (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; and (3) any business acquired or invested in pursuant to this clause (j) shall be in the same line of business as the business of the Borrowers or any of their respective Subsidiaries;

          (j) in addition to investments permitted by clauses (a) through (i) of this Section 8.06, the Borrowers and their respective Subsidiaries may make additional loans, advances and investments to or in a Person not an Affiliate in an aggregate amount for all loans, advances and investments made pursuant to this clause (j) not to exceed $1,000,000; provided that
                                                                --------
     with respect to loans, advances and investments made under this clause (j):
     (1) any newly acquired or created Subsidiary of any Borrower or any of its Subsidiaries shall be a Wholly Owned Subsidiary thereof (in the case of any newly acquired or created Foreign Subsidiary, to the extent permitted by the law of the jurisdiction of its organization); (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; and (3) any business acquired or invested in pursuant to this clause (j) shall be in the same line of business as the business of the Borrowers or any of their respective Subsidiaries; and

          (k) in addition to investments, loans and advances permitted by clauses (a) through (j) of this Section 8.06, MMI may make additional advances to Sasatoku Donnelly JV, a Japanese joint venture of which it is a partner, in an aggregate principal amount for all advances, not to exceed $3,000,000; provided that
                                                        --------
     immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; and provided further
                                                               --------- -------
     that the amount available to be borrowed under the US Borrowing Base by any Borrower under Section 1.01(A)(a)(1) or 1.01(A)(a)(2) shall be reduced by the principal amount of any advances made and outstanding at any time pursuant to this clause (k).

          8.07  Dividends, Etc.  MMI Holdings will not, and will not permit any
                --------------
of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of any such Borrower or any such Subsidiary, as the case may be), or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property, capital stock, warrants, rights, options, obligations, securities or cash to its stockholders as such, or redeem, retire, purchase, defease or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock, now or hereafter outstanding (or any warrants for or options or rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, MMI Holdings will not permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for consideration any shares of any class of the capital stock of MMI Holdings or any such other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that, so long as no Default shall have occurred and be continuing at the time of any action described in clauses (i) through (v) below or would result therefrom:

          (i) MMI may, following December 31, 1998, declare and pay cash Dividends to its stockholders and purchase, redeem, retire, defease or otherwise acquire shares of its own outstanding capital stock for cash solely out of 25% Consolidated Net Income of MMI arising after December 31, 1998 and computed on a cumulative, unconsolidated basis in accordance with GAAP;

          (ii) any Subsidiary of any Borrower may pay Dividends to such Borrower or any Wholly-Owned Subsidiary of such Borrower;

          (iii) MMI Holdings may purchase, redeem, defease or retire the MMI Holdings Preferred Stock in whole or in part for cash at any time and from time to time after the second anniversary of the Initial Borrowing Date, only if, (1) after giving effect to such purchase, redemption, defeasance or retirement no Default shall exist and (2) the aggregate purchase or redemption price in any one year does not exceed 25% of Consolidated Net Income for the immediately preceding fiscal year of MMI;

          (iv) MMI may pay cash Dividends to MMI Holdings so long as the cash proceeds thereof are promptly used by MMI Holdings for the purposes described in clause (iii) of this Section 8.07;

          (v) MMI may purchase or retire any options to purchase any capital stock of MMI issued to and held by employees of MMI pursuant to the Employee Stock Option Plan, only if (1) after giving effect to such purchase or retirement no Default shall exist and (2) the aggregate purchase price in any one year does not exceed $500,000;

          (vi) MMI-Singapore may redeem its preference shares with the consent of the Required Banks; and

          (vii) MMI may grant options and issue stock to members of management, employees and shareholders of MMI pursuant to the Employee Stock Option Plan, provided that after giving effect to such grant of options no Default
           --------
     shall exist.

          8.08  Transactions with Affiliates.  MMI Holdings will not, and will
                ----------------------------
not permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate other than on terms and conditions substantially as favorable to MMI Holdings or such Subsidiary as would be reasonably expected to be obtainable by MMI Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided that
                                                                --------
the following shall in any event be permitted: (i) the Transaction; (ii) the payment, on a quarterly basis, of management fees to Bain Capital in an aggregate amount (for all such Persons taken together) not to exceed $375,000 in any fiscal quarter of MMI Holdings, provided that if during any fiscal quarter
                                    --------
of MMI Holdings a Default or an Event of Default exists and is continuing, only one-half of such fee for such fiscal quarter may be paid, and the remaining one-half of such fee may continue to accrue and may be paid at such time as all Defaults and Events of Default have been cured or waived; and (iii) intercompany transactions among MMI Holdings and its Subsidiaries to the extent expressly permitted by Sections 8.02, 8.04, 8.06 and 8.07.

          8.09  Capital Expenditures.  (a)  MMI Holdings will not, and will not
                --------------------
permit any of its Subsidiaries to, make any Capital Expenditures, except that, at any time after the Initial Borrowing Date, the Borrowers and their respective Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed (i) $3,000,000 at any time prior to December 31, 1997, (ii) $20,000,000 at any time prior to December 31, 1998 and
(iii) $25,000,000 in any fiscal year of MMI Holdings thereafter.

          (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrowers and their respective Subsidiaries pursuant to clause (a) above in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the Borrowers and their respective Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years, provided that in no event shall the
                                         --------
aggregate amount
of Capital Expenditures made by the Borrowers and their respective Subsidiaries during any fiscal year pursuant to Section 8.09(a) and this Section 8.09(b) exceed $30,000,000.

          (c) Notwithstanding the foregoing, the Borrowers and their respective Subsidiaries may make Capital Expenditures with the Net Cash Proceeds of Asset Sales to the extent such proceeds are not required to be applied to repay Revolving Loans pursuant to Section 4.02(A)(b) (or reduce the Total Revolving Loan Commitment pursuant to Section 4.02(A)(c).

          (d) Notwithstanding the foregoing, the Borrowers and their respective Subsidiaries may make Capital Expenditures with the insurance proceeds received by any such Person from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of the receipt of such insurance proceeds to the extent such insurance proceeds are not required to be applied to repay Revolving Loans pursuant to Section 4.02(A)(e).

     8.10  Minimum Tangible Net Worth.  MMI Holdings will not permit its
           --------------------------
Tangible Net Worth at the end of each fiscal quarter to be less than an amount equal to the sum of (i) 85% of the Tangible Net Worth of MMI as of September 30, 1999 after giving effect to the redemption of the MMI Holdings Preferred Stock plus (ii) 75% of cumulative Consolidated Net Income of MMI Holdings without
----
deduction for losses for all fiscal quarters ending after September 30, 1999 plus (iii) 100% of the Net Cash Proceeds from the issuance or sale by MMI
----
Holdings or any of its Subsidiaries to any Person other than MMI Holdings or any of its Subsidiaries of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest (other than equity issued in connection with the exercise by employees of any Credit Party or any of its Subsidiaries of employee stock option).

          8.11  Minimum Consolidated EBITDA.  MMI Holdings will not permit
                ---------------------------
Consolidated EBITDA for any Test Period ending on a date set forth below to be less than the amount set forth opposite such date:


               Date                Minimum Consolidated EBITDA
               ----                ---------------------------
           March 31, 1998                   $(2,500,000)

June 30, 1998                  $3,000,000
September 30, 1998             $12,500,000
December 31, 1998              $26,000,000
March 31, 1999                 $28,000,000
June 30, 1999                  $32,000,000
September 30, 1999             $35,000,000
December 31, 1999              $35,000,000

     March 31, 2000
       and the last day of each fiscal
       quarter ended  thereafter                              $40,000,000

     8.12   Interest Coverage Ratio.  MMI Holdings will not permit the Interest
            -----------------------
Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:

          Date                                  Ratio
          ----                                  -----

     June 30, 1998                             2.5:1.00
     September 30, 1998                        3.0:1.00
       and the last day of each
       fiscal quarter ended
       thereafter

     8.13   Leverage Ratio.  MMI will not permit the Leverage Ratio for any Test
            --------------
Period ending date set forth below to be more than the ratio set forth opposite such date:

          Date                                  Ratio
          ----                                  -----

     December 31, 1998                         3.5:1.00
     March 31, 1999                            3.0:1.00
      and thereafter

     8.14 Limitation on Voluntary Payments and Modifications of Indebtedness;
          -------------------------------------------------------------------
Modifications of Certificate of Incorporation, By-Laws and Certain Other
------------------------------------------------------------------------
Agreements; Negative Pledge; Limitations on Speculative Transactions; Issuances
-------------------------------------------------------------------------------
of Capital Stock; Etc.    None of the Borrowers will, and will not permit any of
---------------------
its Subsidiaries to:


          (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or redeem, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or make any payment in violation of any subordination terms of, any Indebtedness other than (x) the prepayment of the Loans in accordance with the terms of this Agreement, (y) regularly scheduled or required repayments or redemptions of Existing Indebtedness, or amend, modify or change in any manner any term or condition of any Existing Indebtedness, other than, so long as no Default or Event of Default shall have occurred and is continuing, to prepay any Indebtedness payable to any Borrower or any Subsidiary of a Borrower whether by cash or set-off, and (z) the repayment of the CST Subordinated Loan in accordance with Section 4 of the promissory note evidencing the CST Subordinated Loan;

          (ii) amend its certificate of incorporation or bylaws or Memorandum or Articles of Association or other documents;

          (iii) make any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles or (ii) fiscal year in effect on the Effective Date;

          (iv) cancel or terminate any Transaction Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any material term or condition of any Transaction Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any material term or condition of any Transaction Document, agree in any manner to any other amendment, modification or change of any term or condition of any Transaction Document or take any other action in connection with any Transaction Document that would impair the value of the interest or rights of any Credit Party thereunder or that would impair the rights or interests of the Administrative Agent or any Bank;

          (v) enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (x) in favor of the Secured Parties, (y) such prohibitions existing on the date hereof contained in certain agreements with customers of any of the Borrowers or their Subsidiaries and (z) with respect to assets subject to purchase money security interests or Capitalized Leases; provided, however that such Borrower and such of its
                         --------  -------
     Subsidiaries shall only be required to use its commercially reasonable efforts to not enter into or suffer to exist any such negative pledge agreement with any of its customers;

          (vi) engage in any transaction involving commodity options or futures contracts or any similar speculative transactions except for Interest Rate Protection Agreements permitted under Section 8.04(c); or

          (vii) become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture or such joint ventures set forth on Annex 8.14B.

          8.15  Limitation on the Creation of Subsidiaries.  Notwithstanding
                ------------------------------------------
anything to the contrary contained in this Agreement, MMI Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary; provided that the Borrowers and their
                                           --------
respective Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as (i) at least 30 days' prior written notice thereof is given to the Administrative Agent (or such shorter notice as may be acceptable to the Administrative Agent), (ii) the capital stock of such new Subsidiary is pledged pursuant to, and to the extent required by, the Security Agreement and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary (other than a Foreign Subsidiary except to the extent otherwise required pursuant to Section 7.14) executes a Subsidiary Guaranty and the Security Agreement and (iv) to the extent requested by the Administrative Agent or the Required Banks, such new Subsidiary takes all actions required pursuant to Section 7.11. In addition, each new Wholly-Owned Subsidiary of any Borrower shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Sections 5.05, 5.10 and, if required by the Administrative Agent, 5.04, in each case as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date.

          SECTION 9.  Events of Default.
                      -----------------

          Upon the occurrence of any of the following specified events (each an "Event of Default"):

          9.01  Payments.  Any Borrower or other Credit Party shall (i) default
                --------
in the payment when due of any principal of the Loans or the payment when due of any Unpaid Drawing or (ii) default, and such default shall continue for three or more days, in the payment when due of any interest on the Loans or Unpaid Drawings or any Fees or any other amounted owing hereunder or under any other Credit Document; or

          9.02  Representations, Etc.  Any representation, warranty or statement
                --------------------
made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          9.03  Covenants.  Any Credit Party shall (a) default in the due
                ---------
performance or observance by it of any term, covenant or agreement contained in
Section 7.01, 7.05, 7.08, 7.11, 7.21 or 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 10 days after notice to the defaulting party by the Administrative Agent or the Required Banks; or

          9.04  Default Under Other Agreements.  (a)  Any Credit Party or any of
                ------------------------------
its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which Indebtedness was created or
(ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of any Credit Party or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid or redeemed other than by a regularly scheduled required prepayment or as a mandatory prepayment, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof; provided that it
                                                                --------
shall not constitute an Event of Default pursuant to clause (a) or (b) of this
Section 9.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and
(b) above, exceeds $1,500,000 at any one time; or

          9.05  Bankruptcy, Etc.  Any Credit Party or any of its Subsidiaries
                ---------------
or, so long as the CST Guaranty shall be in effect, CST shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Credit Party, any of its Subsidiaries or, so long as the CST Guaranty shall be in effect, CST seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, administration, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, administrator, examiner or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, administrator, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Credit Party, any of its Subsidiaries or, so long as the CST Guaranty shall be in effect, CST shall take any corporate action to authorize any of the actions set forth above in this Section 9.05; or

          9.06  ERISA.  (a)  Any ERISA Event shall have occurred with respect to
                -----
a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the liability that has been or is reasonably expected to be incurred of such Plan and the liability that has been or is reasonably expected to be incurred of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Credit Parties and the ERISA Affiliates related to such ERISA Event) exceeds $1,000,000; or

          (b) any Credit Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Credit Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $500,000 per annum; or

          (c) any Credit Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Credit Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $500,000; or

          9.07  Security Documents.  (a) Any Security Document shall cease to be
                ------------------
in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent (including, without limitation, a perfected first priority security interest in, and Lien on, all of the Collateral (subject to Permitted Liens)), or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default (except to the extent that same will adversely affect the continued perfection and priority of the Liens created by any such Security Document in Collateral with an aggregate value in excess of $50,000, in which case clause (a) of this Section 9.07 will be applicable) shall continue unremedied for a period of 10 days; or

          9.08  Guaranties.  The Guaranties or any provision thereof shall cease
                ----------
to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

          9.09  Judgments.  (i) Any judgment or order for the payment of money
                ---------
in excess of $1,000,000 shall be rendered against any Credit Party or any of its Subsidiaries and either (A) enforcement proceedings shall have been commenced by any creditor upon such judgment or order which have not been stayed within 5 days of such commencement or (B) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (ii) any non-monetary judgment or order shall be rendered against any Credit Party or any of its Subsidiaries that could have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          9.10  Ownership.  A Change of Control Event shall have occurred; or
                ---------

          9.11  Credit Documents.  Any provision of any Credit Document after
                ----------------
delivery thereof pursuant to Section 5 or 7.11 shall for any reason cease to be valid and binding on or enforceable against any Credit Party to it, or any such Credit Party shall so state in writing; or

          9.12  Material Contracts.  Any Material Contract which, if suspended,
                ------------------
revoked or otherwise terminated could, either individually or in the aggregate, could have a Material Adverse Effect shall at any time and for any reason be suspended, revoked or otherwise terminated prior to the scheduled termination thereof by the other party thereto, or shall otherwise cease to be in full force and effect; or

          9.13  Borrowing Base Deficiency.  Any Borrowing Base Deficiency shall
                -------------------------
occur after expiration of the period of time required for prepayment in accordance with Section 4.02(A); or

          9.14  Material Adverse Change.  There shall occur any Material Adverse
                -----------------------
Change; or

          9.15  CST Guaranty.  The CST Guaranty or any provision thereof shall
                ------------
cease to be in full force and effect other than in accordance with its terms, or CST or any Person acting by or on behalf of CST shall deny or disaffirm CST's obligations under the CST Guaranty or CST shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the CST Guaranty, including the obligation of CST to make the CST Subordinated Loan in accordance with the terms of the CST Guaranty;

          9.16.  Spinoff Transaction.  The Spinoff Transaction shall not have
                 -------------------
occurred on or prior to January 15, 1998.

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the request or with the consent of the Required Banks, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Bank to enforce its claims against any Guarantor or any Borrower, except as otherwise specifically provided for in this Agreement (provided that if an Event of Default specified in Section 9.05 shall occur with
 --------
respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Revolving Loan Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct the Borrowers to pay (and each Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05, to pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrowers' reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding.

          SECTION 10.  Definitions.
                       -----------

          As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "Additional Charges" shall have the meaning provided in Section 12.16(b).

          "Additional Security Documents" shall have the meaning provided in
Section 7.11.

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.10.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. In addition, for purposes of this Agreement, an Affiliate of Bain Capital shall include any Bain Capital investor or any investment fund under common control with the Bain Investors.

          "Agents" shall mean the Administrative Agent, the Collateral Agent and the Multi-Currency Agent.

          "Aggregate Unutilized Commitment" shall mean, with respect to any Bank at any time, such Bank's Revolving Loan Commitment at such time, if any, less
                                                                         ----
the sum of (A) the aggregate outstanding principal amount of all US Revolving Loans made by such Bank, (B) such Bank's RL Percentage of the Letter of Credit Outstandings at such time, (C) such Bank's RL Percentage of the aggregate principal amount of all Multi-Currency Revolving Loans made by the Multi-Currency Banks pursuant to Section 1.01(A)(b)(3) and outstanding at such time as to which such Bank has a contingent obligation to fund participations in Multi-Currency Loans pursuant to Section 1.01(B), (C) such Bank's RL Percentage of the aggregate Stated Amount of all Letters of Credit outstanding at such time as to which such Bank has a contingent obligation to fund Unpaid Drawings in respect of drawings under such Multi-Currency Letters of Credit pursuant to Section 1.01(B) and (D) such Bank's RL Percentage of the aggregate principal amount of all Unpaid Drawings in respect of all drawings under Multi-Currency Letters of Credit outstanding at such time and as to which such Bank has a contingent obligation to fund Unpaid Drawings pursuant to Section 1.01(B).

          "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

          "AIB Facility" shall mean any debt facility, as amended, modified and supplemented from time to time between Allied Irish Banks p.l.c. or an Affiliate thereof ("AIB") and one or more direct or indirect Subsidiaries of MMI.

          "Applicable Margin" shall mean a percentage per annum determined by reference to the Leverage Ratio as set forth below:

                     =====================================================================================
                     Leverage Ratio       Eurodollar Loans                            Base Rate Loans
                     -------------------------------------------------------------------------------------
                                           U.S. Revolving     Multi-Currency
                                               Loans              Loans
                     =====================================================================================

                     Level I
                     -------                    2.00%            1.75%                     1.00%
                     less than 1.0:1.0

                     Level II
                     --------
                     1.0:1.0 or greater,
                     but less than 2.0:1.0      2.25%            2.00%                     1.25%

                     Level III
                     ---------
                     2.0: 1.0 or greater        2.50%            2.25%                     1.50%
                     =====================================================================================

The Applicable Margin for each Loan shall be determined by reference to the Leverage Ratio in effect from time to time; provided, however, that (A) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to Section 7.01(b) and (c), and a certificate of the chief financial officer of MMI demonstrating such Leverage Ratio, and

(B) the Applicable Margin shall be at Level III for so long as the Borrower has not submitted to the Administrative Agent the information described in clause
(A) of this proviso as and when required under Section 7.01(b) or (c), as the case may be.

          "Appropriate Agent" means, at any time, with respect to matters relating to US Revolving Loans or US Letters of Credit, the Administrative Agent and, with respect to matters relating to Multi-Currency Revolving Loans or Multi-Currency Letters of Credit, the Multi-Currency Agent.

          "Appropriate Letter of Credit Issuer" means, at any time, with respect to matters relating to US Letters of Credit, the US Letter of Credit Issuer and, with respect to matters relating to Multi-Currency Letters of Credit issued for the account of any Local Currency Borrower, the Multi-Currency Letter of Credit Issuer.

          "Appropriate Notice Office" shall mean with respect (i) to US Revolving Loans, US Letters of Credit and funding of participations in Multi-Currency Revolving Loans or Unpaid Drawings in respect of drawings under Multi-Currency Letters of Credit, the office of the Administrative Agent located at 901 Main Street, 14th Floor, Dallas, Texas 75202, Attention: Molly Oxford, Agency Services, or such other office as the Administrative Agent may designate to the Borrowers and the Banks from time to time and (ii) Multi-Currency Revolving Loans and Multi-Currency Letters of Credit denominated in any Currency, the office of the Multi-Currency Agent set forth on Schedule I opposite such Currency or such other office as the Multi-Currency Agent may designate to the Local Currency Borrowers and the Banks from time to time.

          "Appropriate Payment Office" shall mean with respect (i) to US Revolving Loans, US Letters of Credit and funding of participations in Multi-Currency Revolving Loans or Unpaid Drawings in respect of drawings under Multi-Currency Letters of Credit, the office of the Administrative Agent located at 901 Main Street, 14th Floor, Dallas, Texas 75202, Attention: Molly Oxford, Agency Services, or such other office as the Administrative Agent may designate to the Borrowers and the Banks from time to time, and (ii) Multi-Currency Revolving Loans and Multi-Currency Letters of Credit denominated in any Currency, the office of the Multi-Currency Agent set forth on Schedule II opposite the relevant Currency or such other office as the Multi-Currency Agent may designate to the Local Currency Borrowers and the Banks from time to time.

          "Approved Foreign Currency" shall mean each of Japanese Yen, Singaporean Dollars, Australian Dollars, South Korean Won, Irish Pounds, Pounds Sterling, French Francs, Dutch Guilders and such other currencies as shall be agreed among the relevant Local Currency Borrower, the other Borrowers, the Multi-Currency Agent and the Administrative Agent from time to time.

          "Asset Sale," with respect to any Person, shall mean any sale, transfer or other disposition (in one or a series of related transactions) by such Person or any of its Subsidiaries to any other Person other than any Wholly-Owned Subsidiary of such selling Person of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding the sale by such Person of its own capital stock) of such selling Person or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business and (ii) sales of assets pursuant to Sections 8.02(e), (f), (g) and (h).

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit I (appropriately completed).

          "Authorized Officer" shall mean any senior officer of any Credit Party designated as such in writing to the Administrative Agent by such Credit Party, in each case to the extent reasonably acceptable to the Administrative Agent.

          "Bain Affiliates" shall mean any Affiliate of Bain Capital, provided that for purposes of the definition of "Change of Control Event" and for purposes of Section 9.12, the term Bain Affiliate shall not include (x) any portfolio company of either Bain Capital or any Affiliate of Bain Capital or (y) any officer or director of MMI or any of its Subsidiaries that is not also a partner or stockholder of Bain Capital on the Effective Date.

          "Bain Capital" shall mean Bain Capital, Inc., a Delaware corporation.

          "Bank" shall have the meaning provided in the first paragraph of this Agreement.

          "Bank Default" shall mean (i) the refusal (which has not been retracted) of an RL Bank to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) an RL Bank having notified the Administrative Agent and/or the Borrowers that it does not intend to comply with the obligations under Section 1.01(A)(c), 1.01(C) or 2.04(c).

          "Bankruptcy Code" shall have the meaning provided in Section 9.05.

          "Base Rate" at any time shall mean the higher of (x) the rate which is " of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate.

          "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

          "Borrower" means each of MMI and each Subsidiary of MMI that has delivered a Credit Agreement Supplement which has become effective.

          "Borrowing" shall mean the incurrence of one Type of Loan by any Borrower from all of the Banks on a pro rata basis on a given date (or resulting
                                    --- ----
from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period.

          "Borrowing Base Certificate" shall have the meaning provided in
Section 7.01(i).

          "Borrowing Base Deficiency" means, at any time, the failure of the value of the Eligible Collateral as determined by the Agents in their reasonable judgment at such time to equal or exceed the sum of the aggregate principal amount of the Revolving Loans and the Swingline Loans outstanding at such time and the Letter of Credit Outstanding at such time.

          "Business Day" shall mean (i) for all purposes other than as covered by clauses (ii) and (iii) below, any day excluding Saturday, Sunday and any day which shall be in New York, New York or Dallas, Texas a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in US dollar deposits in the London interbank Eurodollar market, and (iii) if the applicable Business Day relates to any Multi-Currency Loans or Multi-Currency Letters of Credit, any day on which banks are not required or authorized to close in the city of the jurisdiction of such Currency where the Appropriate Payment Office for such Currency is located.

          "Capital Expenditures" shall mean, with respect to any Person, the sum of (a) all amounts expended, directly or indirectly, by such Person or any of its Subsidiaries for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, which have been or should be shown as capital expenditures in accordance with GAAP on a consolidated balance sheet of such Person (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with GAAP) or have a useful life of more than one year plus (b) (without duplication) the aggregate principal amount of all Indebtedness (including the amount of all Capitalized Lease Obligations incurred by such Person) assumed or incurred in connection with any such expenditures.

          "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, has been or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Credit Parties or any of their respective Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United
                         --------
States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) US dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Bank or
(y) any bank whose short-term commercial paper rating or that of its parent company from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

          "Cash Proceeds" shall mean, with respect to any Asset Sale, issuance or sale of debt or equity or Extraordinary Receipt, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection therewith, other than the portion of such deferred payment constituting interest, but only as and when so received) received by MMI and/or any of its Subsidiaries from such Asset Sale, issuance or sale of debt or equity or Extraordinary Receipt.

          "Change of Control Event" shall mean (a) MMI Holdings shall cease to own directly or indirectly 100% of the economic and voting interest in the capital stock of MMI, (b) at any time after the consummation of the Spinoff Transaction and prior to the date of a Qualified IPO, the former holders of Class B Common Stock of Stream International Holdings, Inc. (the "Stream Holders") and RRD shall cease, in the aggregate, to own directly or indirectly at least 51% on a fully diluted basis of the economic and voting interest in the capital stock of MMI Holdings, or (c) at any time on or after the date of a Qualified IPO, any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Initial Borrowing Date), other than the Stream Holders, Bain Capital and/or the Bain Affiliates or RRD, shall beneficially own, directly or indirectly, 30% or more on a fully diluted basis of the voting and/or economic interest in the capital stock of MMI Holdings or MMI, or (d) any Person or two or more Persons acting in concert other than the Stream Holders, Bain Capital and/or the Bain Affiliates or RRD, shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of MMI, or (e) the Board of Directors of MMI Holdings shall cease to consist of a majority of Continuing Directors; provided, however, that the consummation of
                                    --------  -------
the Spinoff Transaction in accordance with the Transaction Documents shall not constitute a Change of Control Event.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all of the Collateral as defined in each of the Security Documents.

          "Collateral Agent" shall mean Citicorp acting as collateral agent and shall include any successor to the Collateral Agent appointed pursuant to
Section 11.10.

          "Commitment Fee" shall have the meaning provided in Section 3.01(a).

          "Consolidated Current Assets" shall mean, at any time, all assets of MMI and its Subsidiaries at such time determined on a consolidated basis that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same or similar to that of MMI, after deducting adequate resources in each case in which a reserve is proper in accordance with GAAP.

          "Consolidated Current Liabilities" shall mean, at any time, (a) all Indebtedness of MMI and its Subsidiaries (other than Indebtedness under the AIB Facility) determined on a consolidated basis that by its terms is payable on demand or matures within one year after the date of its creation and (b) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of MMI and its Subsidiaries.

          "Consolidated Debt" shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of MMI and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet of such Person in accordance with GAAP as determined on a consolidated basis, (ii) all Indebtedness of MMI and its Subsidiaries of the type described in clause (iii) of the definition of Indebtedness and (iii) all Contingent Obligations of MMI and its Subsidiaries in respect of Indebtedness of other Persons of the type referred to in preceding clauses (i) and (ii) of this definition.

          "Consolidated EBIT" shall mean, for any period, Consolidated Net Income, before (i) interest expense, whether cash or non-cash, of MMI and its Subsidiaries determined on a consolidated basis, and (ii) provisions for taxes based on income, and determined without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than from inventory sold in the ordinary course of business, determined in accordance with GAAP for such period.

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all depreciation expense and amortization expense that were deducted in determining Consolidated EBIT for such period.

          "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of MMI and its Subsidiaries determined on a consolidated basis with respect to all outstanding Indebtedness of MMI and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs or benefits under Interest Rate Protection Agreements, but excluding, however, amortization of original issue discount, any payments made to obtain any Interest Rate Protection Agreement, deferred financing costs, any interest expense on deferred compensation arrangements and any other non-cash interest expense to the extent included in total interest expense.

          "Consolidated Net Income" shall mean, for any period, the net income (or loss), after provision for taxes, of MMI and its Subsidiaries on a consolidated basis for such period taken as a single accounting period.

          "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Directors" shall mean the directors of MMI Holdings on the Effective Date, including Bain Affiliates and each other director if such director's nomination for the election to the Board of Directors of MMI Holdings is recommended by a majority of the then Continuing Directors.

          "Contribution Agreement" shall have the meaning provided in the second paragraph of this Agreement.

          "Credit Agreement Supplement" shall have the meaning provided in
Section 1.14.

          "Credit Documents" shall mean this Agreement, the Notes, the Guaranties, each Security Document and any Credit Agreement Supplement entered into by a Borrower.

          "Credit Party Supplement Date" shall have the meaning provided in
Section 7.19(a).

          "Credit Event" shall mean the making of a Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing) or the issuance of a Letter of Credit.

          "Credit Party" shall mean each of MMI Holdings, each of the Borrowers and each Subsidiary Guarantor.

          "CST" shall mean Corporate Software & Technology, Inc.

          "CST Guaranty" shall mean the Guaranty dated December 15, 1997 made by CST in favor of the Guaranteed Creditors.

          "CST Subordinated Loan" shall mean the Subordinated loan made by CST to MMI pursuant to the CST Guaranty and Section 7.19 hereof.

          "Currency" shall mean US Dollars or any Approved Foreign Currency.

          "Currency Sublimit" shall mean, with respect to any Currency, the amount from time to time equal to the amount of US Dollars set forth on Schedule III under the heading "Currency Sublimit" opposite such Currency and the name of the related Local Currency Borrower, as such amount may be changed from time to time by the relevant Local Currency Borrower with the consent of the Multi-Currency Agent, such consent not to be unreasonably withheld.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

          "Dividends" shall have the meaning provided in Section 8.07.

          "Documents" shall mean the Credit Documents and the Transaction Documents.

          "Domestic Subsidiary" shall mean each Subsidiary incorporated or organized in the United States or any State or territory thereof.

          "Dropdown" shall have the meaning provided in the first "WHEREAS" clause hereof.

          "Effective Date" shall have the meaning provided in Section 12.10.

          "Eligible Collateral" shall mean the Eligible Fixed Assets, the Eligible Inventory and the Eligible Receivables.

          "Eligible Fixed Assets" shall mean, collectively, the Eligible US Fixed Assets and the aggregate Eligible Foreign Fixed Assets of the Local Currency Borrowers.

          "Eligible Foreign Fixed Assets" shall mean, with respect to any Local Currency Borrower, the orderly liquidation value (as determined by an independent appraiser acceptable to the Agents) of the tangible property of such Local Currency Borrower and its Subsidiaries used in the operation of their respective businesses, which conform to the representations and warranties contained in the Security Agreement to which such Local Currency Borrower is a party, which in each case continue to be acceptable to the Agents in their reasonable judgment, including, without limitation, plant, machinery, and equipment, furniture and fixtures, and leasehold improvements. The value of such fixed assets shall be determined by the Agents in their reasonable judgment.

          "Eligible Foreign Inventory" shall mean, with respect to any Local Currency Borrower, the gross dollar value (valued at the lower of cost or market value) of the inventory of such Local Currency Borrower which conforms to the representations and warranties contained in the Security Agreement to which such Local Currency Borrower is a party and which continues to be acceptable to the Agents in their reasonable judgment, less (i) any goods returned or rejected (except to the extent that such returned or rejected goods continue to conform to the representations and warranties contained in such Security Agreement) by customers and goods to be returned to suppliers, (ii) the amount of any advance payments made by customers with respect to inventory of such local Currency Borrower and (iii) reserves required by the Agents in their reasonable judgment. The value of such inventory shall be determined by the Agents in their reasonable judgment.

          "Eligible Foreign Receivables" shall mean, with respect to any Local Currency Borrower, the total face amount of the receivables of such Local Currency Borrower which conform to the representations and warranties contained in the Security Agreement to which such Local Currency Borrower is a party, which in each case continue to be acceptable to the Agents in their reasonable judgment less any returns, discounts, claims, credit and allowances of any nature (whether issued, owing, granted or outstanding) and less reserves for any other matter affecting the creditworthiness of account debtors owing the receivables. The value of such receivables shall be determined by the Agents in their reasonable judgment taking into consideration, among other factors, their book value determined in accordance with GAAP.

          "Eligible Inventory" shall mean, collectively, the Eligible US Inventory and the aggregate Eligible Foreign Inventory of the Local Currency Borrowers.

          "Eligible Receivables" shall mean, collectively, the Eligible US Receivables and the aggregate Eligible Foreign Receivables of the Local Currency Borrowers.

          "Eligible US Fixed Assets" shall mean, the orderly liquidation value (as determined by an independent appraiser acceptable to the Agents) of the tangible property of MMI and its Domestic Subsidiaries used in the operation of their respective businesses, which conform to the representations and warranties contained in the Security Agreement to which MMI is a party, which in each case continues to be acceptable to the Agents in their reasonable judgment, including, without limitation, plant, machinery and equipment, furniture and fixtures, and leasehold improvements.

          "Eligible US Inventory" shall mean the gross dollar value (valued at the lower of cost or market value) of the inventory of MMI and its Domestic Subsidiaries which conforms to the representations and warranties contained in the Security Agreement to which each of MMI and its Domestic Subsidiaries is a party and which continues to be acceptable to the Agents in its reasonable judgment, less (i) any goods returned or rejected (except to the extent that such returned or rejected goods continue to conform to the representations and warranties contained in such Security Agreement) by customers and goods to be returned to suppliers, (ii) the amount of any advance payments made by customers with respect to inventory of MMI and such Domestic Subsidiary and (iii) reserves required by the Agents in their reasonable judgment. The value of such inventory shall be determined by the Agents in their reasonable judgment. By way of example only, and without limiting the discretion of the Agents to consider any inventory not to be Eligible US Inventory, the Agents may consider any of the following classes of inventory not to be Eligible US Inventory:
                                          ---

          (a) inventory consisting of "perishable agricultural commodities" within the meaning of the Perishable Agricultural Commodities Act of 1930, as amended, and the regulations thereunder, or on which a Lien has arisen or may arise in favor of agricultural producers under comparable state or local laws;

          (b) inventory located on leaseholds as to which the lessor has not entered into, within 90 days from the Initial Borrowing Date, a consent and agreement providing the Agents with the right to receive notice of default, the right to repossess such Inventory at any time and such other rights as may be acceptable to the Agents;

          (c) inventory that is obsolete, unusable or otherwise unavailable for sale;

          (d) inventory that fails to meet all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such inventory or its use or sale;

          (e) inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from whom MMI or any Domestic Subsidiary has received notice of a dispute in respect of any such agreement;

          (f) inventory located outside the United States;

          (g) inventory that is not in the possession of or under the sole control of MMI or any Domestic Subsidiary; and

          (h) inventory that is covered by agreements prohibiting or restricting the granting of liens or creation of security interests in such inventory; and

          (i) inventory in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Secured Creditors securing the Secured Obligations.

          "Eligible US Receivables" shall mean the total face amount of the receivables of MMI and its Domestic Subsidiaries which conform to the representations and warranties contained in the Security Agreement to which each of MMI and its Domestic Subsidiaries is a party, which in each case continue to be acceptable to the Agents in their reasonable judgment less any returns, discounts, claims, credit and allowances of any nature (whether issued, owing, granted or outstanding) and less reserves for any other matter affecting the creditworthiness of account debtors owing the receivables. The value of such receivables shall be determined by the Agents in their reasonable judgment taking into consideration, among other factors, their book value determined in accordance with GAAP. By way of example only, and without limiting the discretion of the Agents to consider any receivables not to be Eligible US Receivables, the Agents may consider any of the following classes of receivables not to be Eligible US Receivables:
---

          (a) receivables that do not arise out of sales of goods or rendering of services in the ordinary course of MMI or any Domestic Subsidiary's business;

          (b) receivables on terms other than those normal or customary in MMI or any Domestic Subsidiary's business;

          (c) receivables owing from any Person that is an Affiliate of MMI or any Domestic Subsidiary;

          (d) receivables more than 90 days past original invoice date or more than 60 days past the date due;

          (e) receivables owing from any Person from which an aggregate amount of more than 20% of the receivables owing is more than 60 days past due;

          (f) receivables owing from any Person that (i) has disputed liability for any receivable owing from such Person or (ii) has otherwise asserted any claim, demand or liability, whether by action, suit, counterclaim or otherwise;

          (g) receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 9.05;

          (h) receivables (i) owing from any Person that is also a supplier to or creditor of MMI or any Domestic Subsidiary or (ii) representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling MMI or any Domestic Subsidiary to discounts on future purchase therefrom;

          (j) receivables arising out of sales to account debtors outside the United States unless such Receivables are fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, acceptable to the Agents and such irrevocable letter of credit is in the possession of the Agents;

          (k) receivables arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, set-off or charge-back;

          (l) receivables owing from an account debtor that is an agency, department or instrumentality of the United States or any State thereof;

          (m) receivables the full and timely payment of which the Agents in their reasonable judgment believes to be doubtful; and

          (n) receivables in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Secured Creditors securing the Secured Obligations.

          "Eligible Transferee" shall mean (i) a Bank; (ii) an Affiliate of a Bank; (iii) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD") or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the OECD; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $1,000,000,000; and (viii) any other Person approved by the Agents and the Borrowers, such approval not to be unreasonably withheld or delayed; provided, however, that neither any Credit Party nor any
                     --------  -------
Affiliate of a Credit Party shall qualify as an Eligible Transferee under this definition.

          "Employee Stock Option Plan" shall mean any stock option plan now or hereafter adopted by MMI.

          "Employment Agreements" shall have the meaning provided in Section
5.13.

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by MMI or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued to MMI or any of its Subsidiaries under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" shall mean any federal, state or local policy, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment, or Hazardous Materials or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with any Credit Party would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

          "ERISA Event" means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Credit Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

          "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan comprising part of the same Borrowing, a per annum interest rate determined pursuant to the following formula:

               Eurodollar Rate   =    London Interbank Offered Rate
                                    ---------------------------------
                                    1 - Eurodollar Reserve Percentage

          "Eurodollar Reserve Percentage" shall mean for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplement, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not a Bank has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Bank. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Event of Default" shall have the meaning provided in Section 9.

          "Existing Indebtedness" shall have the meaning provided in Section
6.23.

          "Existing Indebtedness Agreement" shall have the meaning provided in
Section 5.13.

          "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds from any Recovery Event and indemnity payments.

          "Facing Fee" shall have the meaning provided in Section 3.01(d).

          "Federal Funds Rate" shall mean for any period, a fluctuating interest rate (rounded upward, if necessary, to the nearest 1/100th of 1%) equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 3.01.

          "Foreign Availability Amount" shall mean an amount equal to the Total Revolving Loan Commitment less the sum of (x) the aggregate principal amount of
                          ----
Multi-

Currency Revolving Loans then outstanding, (y) the aggregate amount of Multi-Currency Letter of Credit Outstandings at such time and (z) $5,000,000.

          "Foreign Borrowing Base", with respect to any Local Currency Borrower, shall mean, as at any date on which the amount thereof is being determined, an amount equal to the sum of (i) up to 85% of the Eligible Foreign Receivables of such Local Currency Borrower, (ii) up to 60% of Eligible Foreign Inventory of such Local Currency Borrower, and (iii) up to 75% of Eligible Foreign Fixed Assets of such Local Currency Borrower (such amount of Eligible Foreign Fixed Assets being reduced by up to 20% each fiscal year of MMI Holdings commencing on January 1, 1999), in each case, as such percentages shall be determined by the Agents in their sole discretion, and each as determined from the Borrowing Base Certificate of such Local Currency Borrower most recently delivered pursuant to
Section 7.01(i).

          "Foreign Corporation" mean any "controlled foreign corporation" within the meaning of Section 957(a) of the Internal Revenue Code as to which MMI or any of its Subsidiaries is a "United States shareholder" as defined in Section 951(b) of the Internal Revenue Code.

          "Foreign Currency Equivalent" shall mean, on any date of determination, the equivalent in any Foreign Currency of an amount in US dollars, or in US dollars of an amount in any Foreign Currency, determined at the rate of exchange quoted by the Multi-Currency Agent in New York City, at 9:00 A.M. (New York City time) on such date of determination, to prime banks in New York City for the spot purchase in the New York foreign exchange market of such amount of US dollars with such Foreign Currency or such amount of such Foreign Currency or with US dollars.


          "Foreign Outstanding" shall mean, at any time, the sum of (i) the aggregate principal amount of Multi-Currency Revolving Loans then outstanding plus (ii) the aggregate amount of Multi-Currency Letter of Credit Outstandings at such time.

          "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by MMI or any one or more of its Subsidiaries primarily for the benefit of employees of MMI or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Subsidiary" shall mean each Subsidiary other than a Domestic Subsidiary.

          "French Francs Facility" shall mean, collectively, the following credit facilities: (i) loan arrangements between MMI-France, as borrower and Banque Nationale de

Paris and (ii) loan arrangements between MMI-France, as borrower and Banque Populaire Val de France each as in effect on the date hereof and any replacement, extension or renewal of any such credit facility entered into by MMI-France pursuant to clauses (i) and (ii) above with a comparable bank or other comparable financing institution.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as promulgated by the Financial Accounting Standards Board (or any successor thereto); it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

          "Guaranteed Creditors" shall mean and include each of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Banks and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent that such party constitutes a Secured Creditor under the Security Documents.

          "Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued by each Borrower to each Bank, and Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Borrower to such Bank, the Administrative Agent, the Syndication Agent and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Credit Parties and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Credit Parties or any of their respective Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by any Credit Party or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to be a Bank under this Agreement for any reason) so long as such Bank or affiliate participate in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Guarantor" shall mean each of MMI Holdings, MMI and each Subsidiary Guarantor.

          "Guaranty" shall mean and include each Parent Guaranty and each Subsidiary Guaranty.

          "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect.

          "Highest Lawful Rate" shall mean, with respect to any indebtedness owed to any Bank hereunder or under any other Credit Document, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received by such Bank with respect to such indebtedness under applicable law.

          "Home Jurisdiction Withholding Taxes" means, in the case of each Borrower, withholding taxes imposed by the jurisdiction or political subdivision or taxing authority thereof or therein in which such Borrower is organized.

          "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all obligations, contingent or otherwise, of such Person under acceptance or similar facilities, (vi) all Capitalized Lease Obligations of such Person, (vii) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay
                                                            ----
and similar obligations, (viii) all obligations under Interest Rate Protection Agreements and Other Hedging Agreements, (ix) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (x) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (xi) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends but excluding the MMI Holdings Preferred Stock, and (xii) all Contingent Obligations of such Person, provided that Indebtedness shall not include trade or services payables not
--------
overdue by more than 60 days and accrued expenses, in each case arising in the ordinary course of business, and provided,
                                 --------
further, that for the purposes of Sections 8.10, 8.12, and 8.13, Indebtedness
-------
shall not include the Contingent Obligations of MMI contemplated under the Transaction Documents.

          "Initial Borrowing Date" shall mean the date upon which Loans are initially incurred hereunder.

          "Intercompany Loan" shall have the meaning provided in Section
8.06(g).

          "Intercompany Notes" shall mean promissory notes, in the form of Exhibit J, evidencing Intercompany Loans.

          "Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period.

          "Interest Period," with respect to any Eurodollar Loan, shall mean the interest period applicable thereto, as determined Pursuant to Section 1.09.

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "L/C Participant" shall have the meaning provided in Section 2.04.

          "L/C Supportable Indebtedness" shall mean (i) obligations of MMI and its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of MMI and its Subsidiaries, as are reasonably acceptable to the Administrative Agent and the Letter of Credit Issuers and otherwise permitted to exist pursuant to the terms of this Agreement.

          "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Letters of Credit" shall have the meaning provided in Section
2.01(a).

          "Letter of Credit Fees" shall have the meaning provided in Section 3.01(b).

          "Letter of Credit Issuer" shall mean any US Letter of Credit Issuer or any Multi-Currency Letter of Credit Issuer.

          "Letter of Credit Outstandings" shall mean the US Letter of Credit Outstandings and the Multi-Currency Letter of Credit Outstandings.

          "Letter of Credit Request" shall have the meaning provided in Section 2.02(a).

          "Leverage Ratio" shall mean, at any time, the ratio of (x) Consolidated Debt at such time to (y) Consolidated EBITDA for the Test Period then last ended.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

          "Loan" shall mean each and every Loan made by any Bank hereunder, Revolving Loans or Swingline Loans.

          "Local Currency Borrower" shall mean any Borrower organized under the laws of a jurisdiction outside of the United States.


          "London Interbank Offered Rate" shall mean, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate of interest per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, if more than one rate
                                               --------
is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "London Interbank Offered Rate" shall mean, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest period; provided further, if more than one rate is specified on Reuters Screen LIBO
-------- -------
Page, the applicable rate shall be the arithmetic mean of all such rates.

          "Management Agreements" shall have the meaning provided in Section
5.13.

          "Mandatory Borrowing" shall have the meaning provided in Section 1.01(D).

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of any Credit Party or of any Credit Party and its Subsidiaries taken as a whole or, prior to the Dropdown, the MMI Business, (b) the rights and remedies of the Administrative Agent or any Bank under any Credit Document or any other Document or (c) the ability of any Credit Party to perform its obligations under any Credit Document or any other Document to which it is a party.

          "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of any Credit Party or any of its Subsidiaries.

          "Maturity Date" shall mean December 17, 2001.

          "Maximum Swingline Amount" shall mean $5,000,000.

          "Minimum Borrowing Amount" shall mean (i) $1,000,000 for US Revolving Loans, $1,000,000 (or the Foreign Currency Equivalent thereof), (iii) for Multi-Currency Revolving Loans denominated in any Approved Foreign Currency, the amount set forth on Schedule IV opposite such Approved Foreign Currency, and
(iii) for Swingline Loans, $250,000.

          "MMI" shall have the meaning provided in the first paragraph of this Agreement.

          "MMI-Australia" shall mean Modus Media International Pty. Ltd. ACN 062 349 222, an Australian company.

          "MMI-France" shall mean Modus Media International France S.A., a French company registered with the Commercial Registry of Orleans under the Number B390185346.

          "MMI-Ireland" shall mean Modus Media International Ireland (Holdings) and its Subsidiaries, Irish companies.

          "MMI-Netherlands" shall mean Modus Media International B.V., a Netherlands company.

          "MMI- Singapore" shall mean Modus Media International Pte. Ltd., a Singaporean company.

          "MMI-UK" shall mean Modus Media International Limited (UK).

          "MMI Business" shall mean all of the assets and liabilities contributed by Stream to MMI, pursuant to the Transaction Documents.

          "MMI Holdings" shall have the meaning provided in the first paragraph of this Agreement.

          "MMI Holdings Preferred Stock" shall mean the 9.5% PIK Preferred Stock of MMI Holdings issued to RRD on the Initial Borrowing Date.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Mortgaged Properties" means the whole of Lot 4406 of Mukim 23 together with the building(s) erected thereon and known as No.51 Ubi Avenue 3 Singapore, held under Instrument of Lease No. 1/00125L dated the 2nd December 1996 and comprised of a leasehold estate for unexpired portion of a terms of 30 years commencing from the 1st January 1990;

          "Multi-Currency Agent" shall mean Citicorp and shall include any successor to the Multi-Currency Agent appointed pursuant to Section 11.10.

          "Multi-Currency Bank" shall mean each of Citicorp and such other Banks as shall be agreed from time to time among the Multi-Currency Agent, the Administrative Agent and the Borrowers.

          "Multi-Currency L/C Currency Sublimit" shall mean, with respect to Multi-Currency Letter of Credits denominated in any Currency, the amount from time to time equal to the amount of US Dollars set forth an Schedule III under the heading "Multi-Currency L/C Currency Sublimit" opposite each Currency and the name of the related Local Currency Borrower.

          "Multi-Currency Letter of Credit" shall mean a Letter of Credit denominated in a Foreign Currency.

          "Multi-Currency Letter of Credit Issuer" shall mean Citicorp.

          "Multi-Currency Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregated stated amount of all outstanding Multi-Currency Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of such Letters of Credit.

          "Multi-Currency Participant" shall have the meaning provided in
Section 1.01(B).

          "Multi-Currency Revolving Loan Sublimit" shall mean the Foreign Currency Equivalent of U.S. $50,000,000.

          "NationsBank" shall mean NationsBank of Texas, N.A., in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

          "Net Cash Proceeds" shall mean, with respect to any Asset Sale or the sale or issuance of any Indebtedness or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Credit Party or any Affiliate of any Credit Party and are properly attributable to such transaction or to the asset that is the subject thereof.

          "Non-Defaulting Bank" shall mean each Bank other than a Defaulting
Bank.

          "Note" shall mean each Revolving Note and each Swingline Note.

          "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

          "Notice of Conversion" shall have the meaning provided in Section
1.06.

          "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

          "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Encumbrances" shall mean (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found reasonably acceptable by the Agents, (ii) as to any particular Mortgaged Property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not, in the reasonable opinion of the Agents, materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor thereof, or the lien held by the Collateral Agent, (iii) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as the Agents may consent to (such consent not to be unreasonably withheld).

          "Permitted Liens" shall have the meaning provided in Section 8.03.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) any Credit Party or any ERISA Affiliate and each such plan for the five calendar year period immediately following the latest date on which any Credit Party or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Pledged Securities" shall mean all the Pledged Securities as defined the Security Agreement.

          "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Prepayment Pro Rata Share" of any amount, with respect to any Borrower at any time, (i) with respect to all Revolving Loans an amount equal to
(x) a fraction the numerator of which is the aggregate principal amount of outstanding Revolving Loans owed by such Borrower at such time and the denominator of which is the aggregate principal amount of all Revolving Loans outstanding at such time, multiplied by (y) such amount; (ii) with respect to all Letter of Credit Outstandings, an amount equal to (x) a fraction, the numerator of which is the aggregate amount of all Letter of Credit Outstandings in respect of drawings under Letters of Credit issued for the account of such Borrower and the denominator of which is the aggregate amount of all Letter of Credit multiplied by (y) such amount; (iii) with respect to Multi-Currency
       ----------
Revolving Loans an amount equal to (x) a fraction the numerator of which is the aggregate principal amount of outstanding Multi-Currency Revolving Loans owed by such Borrower at such time and the denominator of which is the aggregate principal amount of all Multi-Currency Revolving Loans outstanding at such time, multiplied by (y) such amount; and (iv) with respect to Multi-Currency Letter of Credit Outstandings, an amount equal to (x) a fraction, the numerator of which is the aggregate amount of all Multi-

Currency Letter of Credit Outstandings in respect of drawings under Multi-Currency Letters of Credit issued for the account of such Borrower and the denominator of which is the aggregate amount of all Multi-Currency Letter of Credit Outstandings in respect of drawings under all Letters of Credit Outstandings in respect of drawings under all Letters of Credit multiplied by
                                                                ----------
(y) such amount.

          "Prime Lending Rate" shall mean the rate which NationsBank announces from time to time at its principal office in Dallas, Texas (or such other principal office as communicated in writing to the Borrowers and the Banks) as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. NationsBank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Process Agent" shall have the meaning provided in Section 12.08.

          "Projections" shall have the meaning provided in Section 5.16.

          "Qualified IPO" shall mean an initial registered public offering by MMI of its capital stock which results in net cash proceeds to MMI of at least $25,000,000.

          "Quarterly Payment Date" shall mean each March 31, June 30, September 30 and December 31.

          "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Recovery Event" shall mean the receipt by MMI or any of its Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of MMI or any of its Subsidiaries, (ii) by reason any condemnation, taking, seizing or similar event with respect to any properties or assets of MMI or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section 7.03.

          "Register" shall have the meaning provided in Section 7.13.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

          "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from to time in effect and any successor to all or any portion thereof.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

          "Related Business" shall mean any business permitted to be conducted by MMI or any of its Subsidiaries pursuant to Section 8.01

          "Release" shall mean any disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Relevant Currency Time" means, for any Borrowing in any currency, the local time in the city where the Appropriate Payment Office for such currency is located.

          "Replaced Bank" shall have the meaning provided in Section 1.13.

          "Replacement Bank" shall have the meaning provided in Section 1.13.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

          "Required Banks" shall mean collectively (and not individually) Non-Defaulting Banks whose Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and RL Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) constitute greater than 50% of the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate RL Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

          "Responsible Officer" shall mean with respect to any Person an officer of such Person holding the office of Chief Executive Officer, Chief Financial Officer or Treasurer.

          "Returns" shall have the meaning provided in Section 6.22.

          "Revolving Loan" shall have the meaning provided in Section
1.01(A)(a).

          "Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Revolving Loan Commitment," as the same may be reduced from time to time pursuant to Section 3.02, Section 3.03 and/or Section 9.

          "Revolving Note" shall have the meaning provided in Section 1.05(a).

          "RL Bank" shall mean at any time each Bank with a Revolving Loan Commitment or with outstanding Revolving Loans.

          "RL Percentage" shall mean at any time for each RL Bank, the percentage obtained by dividing such RL Bank's Revolving Loan Commitment by the Total Revolving Loan Commitment, provided that if the Total Revolving Loan
                                 --------
Commitment has been terminated, the RL Percentage of each RL Bank shall be determined by dividing such RL Bank's Revolving Loan Commitment immediately prior to such termination by the Net Revolving Loan Commitment immediately prior to such termination.

          "Rollover Amount" shall have the meaning provided in Section 8.09(b).

          "RRD" shall mean RR Donnelley & Sons Company.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

          "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

          "Secured Creditors" shall have the meaning provided in the Security Documents.

          "Security Agreement" shall mean each security agreement delivered by MMI pursuant to Section 5.10 and each other security agreement, pledge agreement, debenture, charge, mortgage, notarial deed or similar security document executed and delivered by any other Borrower or any Subsidiary Guarantor pursuant to this Agreement.

          "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

          "Security Documents" shall mean and include each Security Agreement, each Mortgage and each Additional Security Document, if any.

          "Shareholders' Agreements" shall have the meaning set forth in Section 5.13.

          "Singapore Credit Supplement Date" shall have the meaning provided in
Section 7.19(d)

          "Singapore Dollars" and "S$" each means lawful money of Singapore.


          "Solvent" and "Solvency" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts of liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

          "Spinoff Transaction" shall have the meaning provided in the second paragraph of this Agreement.

          "Standby Letter of Credit" shall mean any Letter of Credit issued, other than a Trade Letter of Credit.

          "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

          "Stream" shall mean Stream International, Inc.

          "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

          "Subsidiary Grantor" shall mean each Subsidiary of a Borrower which executes a Security Agreement.

          "Subsidiary Guarantor" shall mean (i) with respect to MMI, each Domestic Subsidiary of MMI and, to the extent provided in Section 7.14, each Foreign Subsidiary of MMI that is or becomes a party to a Subsidiary Guaranty and (ii) with respect to any other Borrower, each Subsidiary of MMI which becomes a party to a Subsidiary Guaranty pursuant to which such Subsidiary guarantees the obligations of such Borrower.

          "Subsidiary Guaranty" shall have the meaning provided in Section 5.11.

          "Swingline Bank" shall mean NationsBank.

          "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Maturity Date.

          "Swingline Loan" shall have the meaning provided in Section 1.01(C).

          "Swingline Note" shall have the meaning provided in Section 1.05(a).

          "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Syndication Date" shall mean the date upon which the Administrative Agent determines (and notifies the Borrowers) that the primary syndication (and resultant addition of Persons as Banks pursuant to Section 12.04(b)) has been completed (it being understood and agreed that prior to the 180th day after the Initial Borrowing Date the Administrative Agent agrees to use its reasonable efforts to have the Syndication Date occur on the last day of an Interest Period applicable to outstanding Eurodollar Loans).

          "Tangible Net Worth" shall mean, at any time, an amount equal to the excess at such time of (i) the total tangible assets of MMI Holdings and its Subsidiaries at such time over (ii) the total liabilities of MMI Holdings and its Subsidiaries at such time, in each case determined on a consolidated basis.

          "Tax Allocation Agreements" shall have the meaning provided in Section 5.13.

          "Taxes" shall have the meaning provided in Section 4.04.

          "Test Period" shall mean (a) with respect to Sections 8.11 and 8.12
(i) for any determination made on and prior to June 30, 1998, the period from January 1, 1998 to the last day of the fiscal quarter of MMI Holdings then last ended (taken as one accounting period), and (ii) for any determination made thereafter, the four consecutive fiscal quarters of MMI Holdings then last ended (taken as one accounting period) and (b) with respect to Section 8.13, the four consecutive fiscal quarters of MMI Holdings then last ended (taken as one accounting period).

          "Total Borrowing Base" shall mean, as at any date on which the amount thereof is being determined, an amount equal to the sum of the US Borrowing Base and the aggregate Foreign Borrowing Base for all the Local Currency Borrowers.

          "Total Outstanding" shall mean, at any time, the sum of (i) the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus (ii) the aggregate amount of Letter of Credit Outstandings at such time.

          "Total Revolving Loan Commitment" shall mean the sum of the Revolving Loan Commitments of each of the Banks.

          "Total Unutilized Revolving Loan Commitment" shall mean, at any time,
(i) the Total Revolving Loan Commitment at such time less (ii) the sum of the aggregate principal amount of all Revolving Loans outstanding at such time plus the Letter of Credit Outstandings at such time.

          "Trade Letter of Credit" means any Letter of Credit that is issued for the benefit of a supplier of inventory to any Borrower or any of its Subsidiaries to effect payment for such inventory.

          "Transaction" shall mean, collectively, (i) the Dropdown, (ii) the Spinoff Transaction, (iii) the incurrence of Loans on the Initial Borrowing Date and (iv) the payment of fees and expenses in connection with the foregoing.

          "Transaction Documents" shall mean each of the agreements listed on
Schedule V, and all other agreements and documents relating to the Transaction.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.
                                    ----

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

          "Unpaid Drawing" shall have the meaning provided in Section 2.03(a).

          "US Borrowing Base" shall mean as at any date on which the amount thereof is being determined, an amount equal to the sum of (i) up to 85% of Eligible US Receivables, (ii) up to 60% of Eligible US Inventory and (iii) up to 75% of Eligible US Fixed Assets (such amount of Eligible US Fixed Assets being reduced by up to 20% each fiscal year of MMI Holdings commencing on January 1,
1999), in each case, as such percentages shall be determined by the Agents in their sole discretion.

          "US Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in New York, New York or Dallas, Texas a legal holiday or a day on which banking institutions are authorized by law or other governmental action to close.

          "US Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

          "US Letter of Credit Issuer" shall mean NationsBank.

          "US Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding US Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of such Letters of Credit.

          "US Outstanding" shall mean at any time, the sum of (i) the aggregate principal amount of US Revolving Loans, and Swingline Loans then outstanding plus (ii) the aggregate amount of US Letter of Credit Outstandings at such time.

          "US Revolving Loan" shall have the meaning provided in Section
1.01(B).

          "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          "Working Capital" shall mean the excess of Consolidated Current Assets over Consolidated Current Liabilities.

          "Written" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

          "Yen" and "[_]" each means lawful money of Japan.

          SECTION 11.  The Agents.
                       ----------


          11.01  Appointment. Each Bank hereby irrevocably designates and
                 -----------
appoints NationsBank as Administrative Agent of such Bank (such term to include for purposes of this Section 11, NationsBanc Montgomery Securities, Inc. acting as Syndication Agent) and Citicorp as Collateral Agent, Multi-Currency Agent and Documentation Agent, in each case to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes NationsBank as the Administrative Agent, and Citicorp as the Collateral Agent (and agrees that the Collateral Agent shall act as trustee of the security, rights and benefits constituted by Security Documents executed or to be executed by MMI-Ireland and its subsidiaries and the Collateral Agent hereby declares that it will hold such security and such rights and benefits in trust for the benefit of each Bank subject to the terms of these presents), to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Among other things, the Collateral Agent shall act on behalf of the Banks in order to fully effectuate a right of pledge in favor of the Banks on approximately 66% of the issued shares of MMI-Netherlands by executing a notarial deed (the [_]Netherlands Share Pledge Deed[_]) to that effect. The Collateral Agent shall act on behalf of the Banks in all matters in connection with or in relation to or concerning the Netherlands Share Pledge Deed and all transactions, matters and things contemplated thereby. The Collateral Agent shall therefore be authorized to exercise on behalf of the Banks all such rights as are granted to the Banks under the laws of the Netherlands, and all such rights as are granted to them in the Netherlands Share Pledge Deed. Each Agent agrees to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against such Agent. The provisions of this Section 11 are solely for the benefit of the Agents and the Banks, and neither MMI nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Credit Documents, each Agent shall act solely as agent of the Banks and shall not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for MMI or any of its Subsidiaries. The Banks hereby acknowledge and agree that NationsBanc Montgomery Securities, Inc. shall have no duties or obligations (and shall have no liability to the Banks) under this Agreement or any other Credit Document.

          11.02  Delegation of Duties.  Each Agent may execute any of its duties
                 --------------------
under this Agreement or any other Credit Document by or through affiliates, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any affiliates, agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by
Section 11.03.

          11.03  Exculpatory Provisions.  Neither of the Agents nor any of its
                 ----------------------
officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or
(ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by MMI, any of its Subsidiaries or any of their respective officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Document or for any failure of MMI or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of MMI or any of its Subsidiaries. No Agent shall be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Agent to the Banks or by or on behalf of MMI or any of its Subsidiaries to any Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          11.04  Reliance by Agents.  The Agents shall be entitled to rely, and
                 ------------------
shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to MMI or any of its Subsidiaries), independent accountants and other experts selected by any Agent. The Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless they shall first receive such advice or concurrence of the Required Banks as they deem appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          11.05  Notice of Default.  No Agent shall be deemed to have knowledge
                 -----------------
or notice of the occurrence of any Default or Event of Default unless such Agent has actually received notice from a Bank or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Banks. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that, unless and until
                                              --------
the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          11.06  Nonreliance on Agents and Other Banks.  Each Bank expressly
                 -------------------------------------
acknowledges that neither of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of MMI or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by such Agent to any Bank. Each Bank represents to each Agent that it has, independently and without reliance upon such Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of MMI and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of MMI and its Subsidiaries. No Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of MMI or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          11.07  Indemnification. The Banks agree to indemnify each Agent in its
                 ---------------
capacity as such ratably according to their respective "percentages" as used in determining the Required Banks at such time (with such "percentages" to be determined as if there are no Defaulting Banks), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against any Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by MMI or any of its Subsidiaries; provided that no Bank shall be liable to such Agent for the payment of any
--------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of such Agent. To the extent any Bank would be required to indemnify any Agent pursuant to the immediately preceding sentence but for the fact that it is a Defaulting Bank, such Defaulting Bank shall not be entitled to receive any portion of any payment or other distribution hereunder until each other Bank shall have been reimbursed for the excess, if any, of the aggregate amount paid by such Bank under this Section
11.07 over the aggregate amount such Bank would have been obligated to pay had such first Bank not been a Defaulting Bank. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 11.07 shall survive the payment of all Obligations.

          11.08  Agents in Their Individual Capacity.  The Agents and their
                 -----------------------------------
affiliates may make loans to, accept deposits from and generally engage in any kind of business with MMI and its Subsidiaries and Affiliates as though such Agents were not the Administrative Agent, Collateral Agent and Multi-Currency Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not an Agent and the terms "Bank" and "Banks" shall include the Agents in their individual capacity.

          11.09  Holders.  The Agents may deem and treat the payee of any Note
                 -------
as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          11.10  Resignation of any Agent; Successor Agents.  (a) Any Agent may
                 ------------------------------------------
resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 20 Business Days' prior written notice to the Borrowers and the Banks. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation by any Agent, the Required Banks shall appoint a successor Agent hereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrowers.

          (c) If a successor Agent shall not have been so appointed within such 20 Business Day period, such retiring Agent, with the consent of the Borrowers, which consent shall not be unreasonably withheld, shall then appoint a successor Agent who shall serve as Agent hereunder until such time, if any, as the Required Banks appoint a successor Agent as provided above.

          (d) If no successor Agent has been appointed pursuant to clause (b) or
(c) above by the 25th Business Day after the date such notice of resignation was given by the retiring Agent, the retiring Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of the retiring Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Agent as provided above.

          (e) After the resignation of any Agent hereunder, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

          SECTION 12.  Miscellaneous.
                       -------------

          12.01  Payment of Expenses, Etc. MMI, jointly and severally, agrees,
                 ------------------------
and each other Borrower severally agrees with respect to its obligations hereunder to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Syndication Agent, the Documentation Agent and the Collateral Agent (including, without limitation, the reasonable fees and disbursements of Shearman & Sterling and local counsel) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein, advising the Administrative Agent of its rights and responsibilities under this Agreement and any amendment, waiver or consent relating thereto and in connection with the Administrative Agent's and the Syndication Agent's syndication efforts with respect to this Agreement; (ii) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Syndication Agent, the Collateral Agent and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein and, after an Event of Default shall have occurred and be continuing, the protection of the rights of the Administrative Agent, the Syndication Agent, the Collateral Agent and each of the Banks thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for the Administrative Agent, the Syndication Agent, the Collateral Agent and for each of the Banks); (iii) pay on demand by the Administrative Agent all stamp, loan, transaction, registration and similar taxes or duties, and all duties or other imposts arising in respects of the debits from or credit to any bank account in connection with the payment or receipt of any moneys hereunder (including New South Wales financial institutions duty and debits tax) and all stamp duty in respect of any purchase, sale or assignment pursuant to
Section 1.01B of any Multi-Currency Revolving Loan or Unpaid Drawing or of any interest in any Multi-Currency Revolving Loan or Unpaid Drawing which may be payable (whether by a Credit Party or by the Administrative Agent, the Syndication Agent, the Collateral Agent or any Bank) to, or may be required to be paid by, any appropriate authority or is determined to be payable in connection with the execution, delivery, performance or enforcement of any Credit Document or any transaction contemplated by any of them, and will indemnify and keep indemnified the Administrative Agent, the Syndication Agent, the Collateral Agent and each Bank against any loss or liability incurred or suffered by any of them as a result of the delay or failure of any Borrower to pay any such duties, taxes or imposts; and (iv) indemnify the Administrative Agent, the Syndication Agent, the Collateral Agent and each Bank, their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, the Syndication Agent, the Collateral Agent or any Bank is a party thereto, whether or not any such investigation, litigation or other proceeding is between or among the Administrative Agent, the Syndication Agent the Collateral Agent, any Bank, any Credit Party or any third Person or otherwise and whether or not such investigation, litigation or other proceeding is brought by any Credit Party or any other Person) related to the entering into and/or performance of this Agreement or any other Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated in any Document (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property or any Environmental Claim, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding.

          12.02  Right of Setoff.  In addition to any rights now or hereafter
                 ---------------
granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Administrative Agent and each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Borrower or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Bank (including, without limitation, by branches and agencies of the Administrative Agent and such Bank wherever located) to or for the credit or the account such Borrower or any of its Subsidiaries against and on account of the Obligations of such Borrower and liabilities of MMI or any of its Subsidiaries to the Administrative Agent or such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Borrower or any of its Subsidiaries purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          12.03  Notices.  Except as otherwise expressly provided herein, all
                 -------
notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Borrower, at the address specified opposite its signature below or in the applicable Credit Agreement Supplement or in the other relevant Credit Documents, as the case may be; if to the Administrative Agent, at the Appropriate Notice Office; if to any Bank, at its address specified for such Bank on Annex II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

          12.04  Benefit of Agreement.  (a)  This Agreement shall be binding
                 --------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrowers may not
                                   --------  -------
assign or transfer any of their rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, provided further that, although any Bank may grant participations in its
     -------- -------
rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 12.04(b)) and the participant shall not constitute a "Bank" hereunder and provided further that no Bank shall grant any
                       -------- -------
participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Revolving Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation.

          (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank, of such Revolving Loan Commitments hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i)
                                                             --------
at such time Annex I shall be deemed modified to reflect the Revolving Loan Commitments of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Revolving Loan Commitments, (iii) the consent of the Administrative Agent and the Borrowers shall be required in connection with any such assignment pursuant to clause (y) of this Section 12.04(b) (which consent shall not be unreasonably withheld or delayed) and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a nonrefundable assignment fee of $3,500 and provided further that such transfer or assignment will not be
           -------- -------
effective until recorded by the Administrative Agent on the Register pursuant to
Section 7.13. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrowers and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitment and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then no Borrower shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

          12.05  No Waiver; Remedies Cumulative.  No failure or delay on the
                 ------------------------------
part of the Administrative Agent, the Collateral Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Administrative Agent, the Collateral Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, the Collateral Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Collateral Agent or the Banks to any other or further action in any circumstances without notice or demand.

          12.06  Payments Pro Rata.  (a)  The Administrative Agent agrees that
                 -----------------
promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share
                                                                --- ----
of such payment) pro rata based upon their respective shares, if any, of the
                 --- ----
Obligations with respect to which such payment was received.

          (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount; provided that if
                                                               --------
all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          12.07  Calculations; Computations.  (a)  The financial statements to
                 --------------------------
be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by any Borrower to the Banks); provided that
                                                                 --------
except as otherwise specifically provided herein, all computations determining compliance with Sections 4.02 and 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1996 financial statements of the MMI Business referred to in Section 6.10(b), but shall not give effect to purchase accounting adjustments required or permitted by APB 16 (including non-cash write-ups and non-cash charges relating to inventory, fixed assets and in-process research and development, in each case arising in connection with the Acquisition) and APB 17 (including non-cash charges relating to intangibles and goodwill arising in connection with the Transaction).

          (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

          12.08  Governing Law; Submission to Jurisdiction; Venue.  (a)  THIS
                 ------------------------------------------------
AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Solely for the purposes of this Agreement, to the full extent permitted by law each Credit Party organized under the laws of a jurisdiction outside of the United States hereby irrevocably appoints CT Corporation System with an office on the date hereof at 1633 Broadway, New York, New York 1019 (the "Process Agent"), as its agent to receive on behalf of such Credit Party and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Each Credit Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party, at its address for notices pursuant to Section 12.03, such service to become effective 30 days after such mailing. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Administrative Agent, the Collateral Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) To the extent that any Credit Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Credit Party to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (c) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, or any other similarly applicable foreign law and are intended to be irrevocable for purposes of such Act or any other similarly applicable foreign law.

          12.09  Counterparts.  This Agreement may be executed in any number
                 ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with MMI, the Borrowers and the Administrative Agent.

          12.10  Effectiveness.  This Agreement shall become effective on the
                 -------------
date (the "Effective Date") on which each of the Borrowers, the Administrative Agent and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrowers and each Bank prompt written notice of the occurrence of the Effective Date.

          12.11  Headings Descriptive.  The headings of the several sections and
                 --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          12.12  Amendment or Waiver; Etc.  Neither this Agreement nor any other
                 ------------------------
Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without
--------
the consent of each Bank (other than a Defaulting Bank), (i) waive any of the conditions specified in Section 5, (ii) change the number of Banks or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Loans or (z) the aggregate Stated Amount of outstanding Letters of Credit that, in each case, shall be required for the Banks or any of them to take any action hereunder, (iii) reduce or limit the obligations of any Guarantor under
Section 1 of the Guaranty to which such Guarantor is a party or otherwise limit such Guarantor's liability with respect to the obligations owing to the Administrative Agent and the Banks, (iv) release any portion of the Collateral (other than assets permitted to be sold pursuant to the terms of this Agreement) in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any portion of Collateral in any transaction or series of related transactions to secure any obligations other than obligations owing to the Secured Creditors under the Credit Documents and other than Indebtedness owing to any other Person, provided that, in the
                                                       --------
case of any Lien (other than Permitted Liens) on any item of Collateral to secure Indebtedness owing to any other Person, (A) the Borrowers shall, on the date such Indebtedness shall be incurred or issued, prepay the Loans pursuant to, and in the order of priority set forth in, Section 4.02(c) in an aggregate principal amount equal to the amount of such Net Cash Proceeds to the extent required to do so under Section 3.03 and (B) the Required Banks shall otherwise permit the creation, incurrence, assumption or existence of such Lien and of such Indebtedness, (v) amend this Section 12.12, (vi) increase the Commitments of the Banks or subject the Banks to any additional obligations, (vii) reduce the principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, (viii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any Fees or other amounts payable hereunder or amend
Section 4.02, (ix) limit the liability of any Credit Party under any of the Credit Documents; provided further that no amendment, waiver or consent shall,
                  -------- -------
unless in writing and signed by the Swingline Bank or each Letter of Credit Issuer, as the case may be, in addition to the Banks required above to take such action, affect the rights or obligations of the Swingline Banks or of the Letter of Credit Issuers, as the case may be, under this Agreement; and provided
                                                                 --------
further that no amendment, waiver or consent shall, unless in writing and signed
-------
by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under this Agreement, (x) increase the Multi-Currency Sublimit to an amount in excess of U.S. $70,000,000 and (xi) to increase the maximum percentages set forth in the definitions of each of [_]Foreign Borrowing Base[_] and [_]U.S. Borrowing Base.[_]

          12.13  Survival.  All indemnities set forth herein including, without
                 --------
limitation, in Section 1.10, 1.11, 2.05, 4.04, 11.07 or 12.01, shall survive the execution and delivery of this Agreement and the making and repayment of the Loans. The agreements and obligations of each Borrower contained in Section 4.04 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

          12.14  Domicile of Loans.  Each Bank may transfer and carry its Loans
                 -----------------
at, to or for the account of any branch office, subsidiary or affiliate of such Bank; provided that the Borrowers shall not be responsible for costs arising
      --------
under Section 1.10, 1.11, 2.05 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent such costs would not otherwise be applicable to such Bank in the absence of such transfer.

          12.15  Confidentiality.  (a)  Each of the Banks agrees that it will
                 ---------------
use its reasonable efforts not to disclose without the prior consent of the Borrowers (other than to its employees, auditors, counsel or other professional advisors, to affiliates (in accordance with Section 12.15(b)) or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to their information) any information with respect to the Borrowers or any of their Subsidiaries which is furnished pursuant to this Agreement; provided that any Bank may disclose any
                                      --------
such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to comply with any law, order, regulation or ruling applicable to such Bank, and
(e) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank; provided that such
                                                          --------
prospective transferee executes an agreement with such Bank, for the benefit of such Bank and the Borrowers, containing provisions substantially identical to those contained in this Section.

          (b) Each of the Borrowers hereby acknowledges and agrees that each Bank may share with any of its affiliates for the purposes of this Agreement and the transactions contemplated hereby any information related to MMI Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of MMI and its Subsidiaries, provided that such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Bank).

          12.16  Interest.  (a)  It is the intention of the parties hereto that
                 --------
each Bank shall conform strictly to usury laws applicable to it. Accordingly, the parties hereto stipulate and agree that none of the terms and provisions contained in the Notes, this Agreement or any of the other Credit Documents shall ever be construed to create a contract to pay to any Bank for the use, forbearance or detention of money at a rate in excess of the Highest Lawful Rate applicable to such Bank, and that for purposes hereof, "interest" shall include the aggregate of all charges or other consideration which constitute interest under applicable laws and are contracted for, taken, reserved, charged or received under any of this Agreement, the Notes or any of the other Credit Documents or otherwise in connection with the transactions contemplated by this Agreement. Further, if the transactions contemplated hereby would be usurious as to any Bank under laws applicable to it then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any of the other Credit Documents or agreements entered into in connection with or as security for the Notes, it is agreed as follows: the aggregate of all consideration which constitutes interest under law applicable to each such Bank that is contracted for, taken, reserved, charged or received by such Bank under the Notes, this Agreement or under any of the other aforesaid Credit Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by the law applicable to such Bank and any excess shall be credited by such Bank on the principal amount of the Indebtedness of the Borrower owed to such Bank (or, if the principal amount of such Indebtedness shall have been paid in full, to the extent such interest has been received by a Bank it shall be refunded by such Bank to the Borrower). The provisions of this Section 12.16(a) shall control over all other provisions of this Agreement, the Notes and the other Credit Documents which may be in apparent conflict herewith. The parties hereto further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, taken, reserved, charged or received under any of this Agreement, the Notes and the other Credit Documents which are made for the purpose of determining whether such rate or amount exceed the Highest Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Indebtedness, and if longer and if permitted by applicable law, until payment in full, all interest at any time so contracted for, taken, reserved, charged or received.

          (b) If at any time the effective rate of interest which would otherwise apply to any Indebtedness evidenced by any Bank's Notes would exceed the Highest Lawful Rate applicable to such Bank (taking into account the interest rate applicable to such Indebtedness pursuant to the other provisions of this Agreement, plus all additional charges and consideration which have been contracted for, taken, reserved, charged or received under this Agreement, such Bank's Notes and the other Credit Documents, or any of them, and which additional charges or consideration (the "Additional Charges") constitute interest with respect to such Indebtedness), the effective interest rate to apply to such Indebtedness made by a Bank shall be limited to the Highest Lawful Rate, but any subsequent reductions in the interest rate applicable to such Indebtedness owed to such Bank shall not reduce the effective interest rate to apply to such Indebtedness owed to such Bank below the Highest Lawful Rate applicable to such Bank until the total amount of interest accrued on such Indebtedness equals the amount of interest which would have accrued if the Interest Rate from time to time applicable to such Indebtedness owed to such Bank had at all times been in effect with respect to such Indebtedness pursuant to the other provisions of this Agreement and if the Banks had collected all Additional Charges called for under this Agreement, the Notes and the other Credit Documents. If at maturity or final payment of such Bank's Notes the total amount of interest accrued on such Bank's Notes (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Bank's Notes, and taking into account the limitations of the first sentence of this Section 12.16(b)) is less that the total amount of interest which would have accrued if the interest rate or interest rates applicable to the Indebtedness from time to time outstanding under such Bank's Notes had at all times been in effect pursuant to the other provisions of this Agreement, then the Borrower agrees, to the fullest extent permitted by the laws applicable to such Bank, to pay to such Bank an amount equal to the difference between (i) the lesser of (1) the amount of interest which would have accrued on such Bank's Notes if the Highest Lawful Rate had at all times been in effect (but excluding, for purposes of calculating such amount of interest, any Additional Charges which constitute interest with respect to such Bank's Notes), or (2) the amount of interest which would have accrued on such Bank's Notes if the interest rate or interest rates applicable to the Indebtedness from time to time outstanding under such Bank's Notes had at all times been in effect pursuant to the other provisions of this Agreement (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Bank's Notes) less (ii) the amount of interest actually accrued on such Bank's Notes (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Bank's Notes).

          12.17A  Judgment Currency.  (a)  If, for the purposes of obtaining
                  -----------------
judgment in any court, it is necessary to convert a sum due hereunder or under the Notes in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Multi-Currency Agent or each Multi-Currency Bank, as the case may be, could purchase U.S. Dollars with such other currency at New York City on the U.S. Business Day preceding that on which final, nonappealable judgment is given.

          (b) The obligations of the Borrowers in respect of any sum due to any Agent or any of the Banks hereunder or under the Notes shall, notwithstanding any judgment in a currency other than U.S. Dollars, be discharged only to the extent that on the Business Day following receipt by any Agent or such Bank, as the case may be, of any sum adjudged to be so due in such other currency, any Agent or any Bank, as the case may be, may, in accordance with normal, reasonable banking procedures, purchase U.S. Dollars with such other currency. If the amount of U.S. Dollars so purchased is less than the sum originally due to such Agent or such Bank, in U.S. Dollars, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Bank, as the case may be, against such loss.

          12.17B  Substitution of Currency.  If any countries parties to the
                  ------------------------
Treaty on the European Economic and Monetary Union adopts the Euro in substitution for its national currency in effect on the date hereof, the regulations of the European Commission relating to the Euro shall apply to this Agreement and the Notes. The circumstances and consequences described in this
Section 12.18 entitle none of the Borrowers, any Agent or any Bank to recission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Agreement or the Notes or to raise other defenses or to request any compensation claim, nor will they affect any of the other obligations of any Borrower under this Agreement and the Notes.

          12.17C Interpretation.  Any reference in this Agreement to U.S. legal
                 --------------
concepts shall be interpreted to mean the closest equivalent in the non-U.S. jurisdiction where such term or condition is required to be enforced.

          12.18  Waiver of July Trial.  EACH OF THE PARTIES TO THIS AGREEMENT
                 --------------------
HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:
-------
690 Canton Street                   MODUS MEDIA
Westwood, MA 02090                  INTERNATIONAL, INC.


                                    By ___________________________________
                                       Title:

28-7, Kamiochio chiai 2-chome       MODUS MEDIA INTERNATIONAL
Shinjuku, Tokyo 161, Japan          KABUSHIKI KAISHA


                                    By ___________________________________
                                       Title:

                                    MODUS MEDIA INTERNATIONAL
                                    HOLDINGS, INC.


                                    By ___________________________________
                                       Title:



                                    NATIONSBANK OF TEXAS, N.A.,
                                       individually and as
                                       Administrative Agent

                                    By ___________________________________
                                       Title:


                                    NATIONSBANC MONTGOMERY
                                    SECURITIES, INC.,
                                       as Arranger and Syndication Agent


                                    By ___________________________________
                                       Title:


                                    CITICORP USA, INC.
                                       individually and as Collateral Agent,
                                       Documentation Agent and Multi-
                                       Currency Agent


                                    By ___________________________________
                                       Title:

                                                                       EXHIBIT A

FORM OF NOTICE OF BORROWING





[NationsBank of Texas, N.A., as
   Administrative Agent for the
   Banks party to the Credit Agreement
   referred to below
901 Main Street, 14th Floor
Dallas, Texas 75202
Attention: ______________]/1/

[Citicorp USA, Inc., as
   Multi-Currency Agent for the
   Banks party to the Credit Agreement
   referred to below

_________________________
_________________________
Attention: ______________]/2/


                                    [Date]


Ladies and Gentlemen:

          The undersigned, [Name of Borrower], refers to the Credit Agreement dated as of December 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, [Modus Media International, Inc.], [Modus Media International Kabushiki Kaisha], [Modus Media International Holdings, Inc.], various banks party thereto, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, Citicorp USA, Inc., as Multi-Currency Agent, Documentation Agent and Collateral Agent, and NationsBank of Texas, N.A., as Administrative Agent for said Banks, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

          (i)   The Business Day of the Proposed Borrowing is _______ __,____.

          (ii) The Currency of the Proposed Borrowing is [US Dollars][Japanese Yen][Singaporean Dollars][South Korean Won][Pounds Sterling][Irish Pounds][Australian Dollars].


-------------------
/1/  Insert for Loans denomination in US Dollars.

/2/  Insert for Multi-Currency Revolving Loans

          (iii)  The Type of Loans comprising the Proposed Borrowing is [Base
Rate   Loans] [Eurodollar Loans].

          (iv) The aggregate principal amount of the Proposed Borrowing is [US$___][Y___][S$___][SKW___][pounds___][A$___].

          [(v)   The initial Interest Period for each Eurodollar Loan made as part of the Proposed Borrowing is ______ month[s].]

          [(vi) We request _____________, a Multi-Currency Bank, to make the Multi-Currency Revolving Loan.]

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true at the time of the Proposed Borrowing and also after giving effect thereto and to the application of the proceeds therefrom:

          (A) all representations and warranties contained in each Credit Document in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the Proposed Borrowing, unless stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; and.

          (B) on the date of the Proposed Borrowing and after giving effect thereto, the aggregate Total Outstanding will not exceed an amount equal to the lesser of (i) the Total Revolving Loan Commitment at such time and (ii) the Total Borrowing Base at such time and $

          (C) no event shall have occurred and be continuing which constitutes a Default.

                                         Very truly yours,


                                         [NAME OF BORROWER]


                                         By ______________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT B-1

                             FORM OF REVOLVING NOTE



US  $_____________                                    Dated:  _________ __, 199_


          FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER] (the "Borrower"), HEREBY PROMISES TO PAY_________________________ or its registered assigns (the "Bank") the aggregate principal amount of the Revolving Loans (as defined below) owing to the Bank by the Borrower pursuant to the Credit Agreement dated as of December 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the undersigned, [Modus Media International, Inc.], [Modus Media International Kabushiki Kaisha], [Modus Media International Holdings, Inc.], the Bank and certain other banks party thereto, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, Citicorp USA, Inc., as Multi-Currency Agent, Documentation Agent and Collateral Agent, and NationsBank of Texas, N.A., as Administrative Agent for the Bank and such other Banks on the Revolving Loan Maturity Date.

          The Borrower promises to pay to the Bank interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest in respect of each Revolving Loan made to it (a) US Dollars are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Administrative Agent, at 901 Main Street, 14th Floor, Dallas, Texas 75202, in same day funds and (b) in any Approved Foreign Currency are payable in such currency at the Appropriate Payment Office of the Multi-Currency Agent specified in the Credit Agreement for payments in such currency in same day funds. Each Revolving Loan owing to the Bank by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Revolving Note.

          This Revolving Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the "Revolving Loans") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned (or the equivalent in other currencies), the indebtedness of the Borrower resulting from each such Revolving Loan being evidenced by this Revolving Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Note, and under the Credit Documents, are secured by the Collateral as provided in the Credit Documents.


                                    [NAME OF BORROWER]


                                    By _____________________________________
                                       Name:
                                       Title:

                   REVOLVING LOANS AND PAYMENTS OF PRINCIPAL

======================================================================================================
                                            Amount of              Unpaid
                      Amount of          Principal Paid           Principal             Notation
     Date          Revolving Loan          or Prepaid              Balance               Made By
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

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

                                                                     EXHIBIT B-2

                            FORM OF SWINGLINE NOTE



US $5,000,000                                         Dated:  _________ __, 199_


          FOR VALUE RECEIVED, the undersigned, MODUS MEDIA INTERNATIONAL, INC. (the "Borrower"), HEREBY PROMISES TO PAY to NationsBank of Texas, N.A. or its registered assigns (the "Swingline Bank") the aggregate principal amount of the Swingline Loans (as defined below) owing to the Swingline Bank by the Borrower pursuant to the Credit Agreement dated as of December 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the undersigned, Modus Media International Kabushiki Kaisha, Modus Media International Holdings, Inc., the Bank and certain other banks party thereto, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, Citicorp USA, Inc., as Multi-Currency Agent, Documentation Agent and Collateral Agent, and NationsBank of Texas, N.A., as Administrative Agent for the Swingline Bank and the other Banks on the Revolving Loan Maturity Date.

          The Borrower promises to pay to the Swingline Bank or its registered assigns interest on the unpaid principal amount of each Swingline Loan from the date of such Swingline Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Administrative Agent, at 901 Main Street, 14th Floor, Dallas, Texas 75202, in same day funds. Each Swingline Loan owing to the Swingline Bank by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Swingline Bank and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Swingline Note.

          This Swingline Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the "Swingline Loans") by the Swingline Bank to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding when combined with the aggregate principal amount of all Revolving Loans then outstanding and the aggregate amount of all Letter of Credit Outstandings (exclusive of unpaid drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, an amount equal to the lesser of (x) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (y) an amount equal to the Total Revolving Loan Commitment then in effect and (z) shall not exceed the aggregate principal amount at any time outstanding, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Swingline Note, and under the Credit Documents, are secured by the Collateral as provided in the Credit Documents.


                                    MODUS MEDIA INTERNATIONAL, INC.


                                    By ________________________________________
                                       Name:
                                       Title:

                   SWINGLINE LOANS AND PAYMENTS OF PRINCIPAL

======================================================================================================
                                            Amount of              Unpaid
                      Amount of          Principal Paid           Principal             Notation
     Date          Swingline Loan          or Prepaid              Balance               Made By
------------------------------------------------------------------------------------------------------

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======================================================================================================

                              SECURITY AGREEMENT


     SECURITY AGREEMENT dated ________ __, 1997 made by the Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 25(b)) (such Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to Citicorp USA, Inc. ("Citibank"), as collateral agent (the "Collateral Agent") for itself, the Administrative Agent, the Syndication Agent, Citibank, N.A., as Multi-Currency Agent and Documentation Agent, the Banks and the [Hedge Banks] (in each case as defined in the Credit Agreement referred to below) (each being a "Secured Creditor", and collectively, the "Secured Creditors").

     PRELIMINARY STATEMENTS.

     (1) Modus Media International, Inc., a Delaware corporation ("MMI"), [Name of Borrowing Subsidiary] (the "Borrowing Subsidiary"), [Modus Media International Ireland, an Irish company ("MMI-Ireland")], [Modus Media International Kabushiki Kaisha, a Japanese company ("MMI-KK")], [Modus Media International Limited, an English company ("MMI-UK")], [Modus Media International Pte. Ltd., a Singapore company ("MMI-Singapore")], [Modus Media International Pty. Ltd., an Australian company ("MMI-Australia")], [Modus Media International Korea Ltd., a Korean company ("MMI-Korea")], [Modus Media International B.V., a Netherlands company ("MMI-Netherlands")]and [Modus Media International S.A., a French company ("MMI-France"] and, together with MMI-Ireland, MMI-KK, MMI-UK, MMI-Singapore, MMI-Australia and MMI-Netherlands, the "Local Currency Borrowers"; MMI and the Local Currency Borrowers are referred to herein collectively as the "Borrowers"), have entered into a Credit Agreement dated as of ___________, 1997 (such Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with NationsBank of Texas, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, Citicorp USA, Inc., as Multi-Currency Agent and Documentation Agent, the Collateral Agent and the Banks party thereto.

     (2) Each Grantor is the owner of the shares of stock set forth opposite such Grantor's name in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness set forth opposite such Grantor's name in Part II of Schedule I hereto and issued by the obligors named therein.

     (3) The Borrowing Subsidiary has opened a non-interest bearing cash concentration account (the "Cash Concentration Account") with Citibank at its office at _______________, ________, ________ _____, Account No. __________, in
the name of such Grantor but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

     (4) It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Banks under the Credit Agreement that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     (5) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Loans and to issue Letters of Credit under the Credit Agreement each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Creditors as follows:

     Section 1.  Grant of Security.  Each Grantor hereby assigns and pledges to
                 -----------------
the Collateral Agent for the ratable benefit of the Secured Creditors, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Creditors a security interest in, the following (collectively, the "Collateral"):

     (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all (i) furniture, furnishings, trade fixtures, machinery and appliances, (ii) production, manufacturing, distribution, selling, data processing, computer and office equipment, (iii) all Proprietary Works (as defined in Section 1(g) below) in the form of equipment and all physical representations of or media containing Proprietary Works or other information (including, without limitation, notebooks, drawings, diagrams, plans, manuals, computer peripherals, hardware, firmware, software, data storage tapes, disks, diskettes and other computerized information and (iv) all [name other specific items or types of equipment]), all fixtures and all parts thereof and all accessions and additions thereto, appurtenances thereof, substitutions therefor and replacements thereof (any and all such equipment, fixtures, parts, accessions, additions, appurtenances, substitutions and replacements being the "Equipment");

     (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all [name specific items or types of inventory] and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production or preparation thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

          (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and all other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance (including, without limitation, any rights with respect to workers' compensation or other deposits made by such Grantor and any rights to receive tax refunds or other refunds, reimbursements and payments from any federal, state or local government or any political subdivision, agency or instrumentality thereof), and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d),
     (e), (f) or (g) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

          (d) all of the following (the "Security Collateral"):

              [(i) the shares of stock set forth opposite such Grantor's name in Part I of Schedule I hereto and issued by the corporations indicated therein (collectively referred to herein as the "Initial Pledged Shares", and together with the shares referred to in clause
          (iii) below, the "Pledged Shares"), together with the certificates representing such Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares;]

              (ii) the indebtedness (whether or not evidenced by instruments) set forth opposite such Grantor's name in Part II of Schedule I hereto and issued by the obligors indicated therein (collectively referred to herein as the "Initial Pledged Debt", and together with the indebtedness referred to in clause (iv) below, the "Pledged Debt") and the instruments (if any) evidencing such initial Pledged Debt, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such initial Pledged Debt (the Initial Pledged Shares and the Initial Pledged Debt together being the "Pledged Securities");

               (iii) all additional shares of stock from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

               (iv) all additional indebtedness from time to time owed to such Grantor and the instruments evidencing such indebtedness, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     [provided, however, that none of the Grantors shall be required to pledge
      -----------------
     any shares of stock in any Foreign Corporation owned or otherwise held thereby which, when aggregated with all of the other shares of stock in such Foreign Corporation pledged by such Grantor and the other Grantors, would result in more than 66% of the shares of stock in such Foreign Corporation entitled to vote (within the meaning of Treasury Regulation
     Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "Voting Shares") (on a fully diluted basis) being pledged to the Collateral Agent, on behalf of the Secured Creditors, under this Agreement and the other Collateral Documents (although all of the shares of stock in such Foreign Corporation not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue
     Code) (the "Non-Voting Shares") shall be pledged by each of the Grantors that owns or otherwise holds any such Non-Voting Shares therein); provided
                                                                       --------
     that, if, as a result of any change in the tax laws of the United States of America after the date of this Agreement, the pledge by such Grantor of any additional shares of stock in any such Foreign Corporation to the Collateral Agent, on behalf of the Secured Creditors, under this Agreement or any of the other Collateral Documents would not result in an increase in the aggregate net consolidated tax liabilities of the Borrower and its Subsidiaries, then, promptly after the change in such laws, all such additional shares of stock shall be so pledged under this Agreement or such other Collateral Document, as applicable;]

          (e) all of such Grantor's right, title and interest in and to each of the agreements listed on Schedule II, as such agreements may be amended, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

          (f)  all of the following (collectively, the "Account Collateral"):

               (i) the Cash Concentration Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Concentration Account;

               (ii) all Blocked Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Blocked Accounts;

               (iii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

               (iv) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

               (v) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

          (g) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all general intangibles, now or hereafter existing (other than general intangibles for money due or to become due, which are covered by Section 1(c) above), including, but not limited to, (i) all partnership, corporate and other interests in and to any Person (other than any Security Collateral and subject to the limitations set forth in the provisos to Section 1(d)), (ii) all governmental permits, licenses (and any subsequent renewals thereof), franchises, registrations, authorizations and approvals, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, throughout the world, and all rights and interests associated with the foregoing, (iv) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interest associated with the foregoing, (v) all United States and foreign patents and patent applications, and licenses and rights in, and the right to sue for all past, present and future infringements of, any and all such patents and patent applications, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (vi) all certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, purchasing records and other rights, privileges and goodwill obtained or used in connection with the Collateral and (vii) all sales literature, promotional literature, processes, practices, techniques, procedures, trade secrets, know-how and other information and data, including, without limitation, designs, drawings, compilations of data, specifications, assembly procedures, software and firmware (all such Collateral being the "Proprietary Works"); and

          (h) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          Section 2. Security for Obligations. This Agreement secures the
                     ------------------------
payment of all Obligations of the Grantors now or hereafter existing under the Credit Documents, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations of the Grantors and that would be owed by any Grantor to the Secured Creditors under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.

          Section 3. Grantors Remain Liable. Anything herein to the contrary
                     ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the

     Collateral and (c) no Secured Creditor shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Credit Document, nor shall any Secured Creditor be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4.  Delivery of Security Collateral and Account Collateral.
                      ------------------------------------------------------
All certificates or instruments representing or evidencing Security Collateral or Account Collateral (and, to the extent requested by the Collateral Agent, any other Collateral) shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in Section 14(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          Section 5.  Maintaining the Cash Concentration Account. So long as any
                      ------------------------------------------
Loan shall remain unpaid, any Letter of Credit shall be outstanding or any Bank shall have any Commitment under the Credit Agreement:

          (a) The Borrowing Subsidiary will maintain the Cash Concentration Account with Citibank.

          (b) It shall be a term and condition of the Cash Concentration Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Concentration Account, and except as otherwise provided by the provisions of Section 8 and Section 21, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrowing Subsidiary or any other Person from the Cash Concentration Account.

The Cash Concentration Account shall be subject to such applicable laws, and such applicable regulations of the [Board of Governors of the Federal Reserve System and of any other] appropriate banking or governmental authority, as may now or hereafter be in effect.

          Section 6.  Maintaining the Blocked Accounts. So long as any Loan
                      --------------------------------
shall remain unpaid, any Letter of Credit shall be outstanding or any Bank shall have any Commitment under the Credit Agreement:

          (a) Each Grantor shall maintain blocked deposit accounts ("Blocked

     Accounts") only with banks ("Blocked Account Banks") that have entered into letter agreements in substantially the form of Exhibit A with such Grantor and the Collateral Agent ("Blocked Account Letters").

          (b) Each Grantor shall immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make such payment to a Blocked Account or to the Cash Concentration Account and shall pay to the Collateral Agent for deposit in the Cash Concentration Account all proceeds of Collateral.

          (c) [Upon the occurrence of a Default, and the demand of the Collateral Agent,] each Grantor shall instruct each Blocked Account Bank to transfer to the Cash Concentration Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Blocked Account in such Blocked Account Bank.

          (d) Upon any termination of any Blocked Account Letter or other agreement with respect to the maintenance of a Blocked Account by any Grantor or any Blocked Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Blocked Account to make all future payments to another Blocked Account or to the Cash Concentration Account. Each Grantor agrees to terminate any or all Blocked Accounts and Blocked Account Letters upon request by the Collateral Agent.

          Section 7.  Investing of Amounts in the Cash Concentration Account and
                      ----------------------------------------------------------
the L/C Cash Concentration Account. If requested by the Borrowing Subsidiary,
----------------------------------
the Collateral Agent will, subject to the provisions of Section 8 and Section 21, from time to time (a) invest amounts on deposit in the Cash Concentration Account in such Cash Equivalents in the name of the Collateral Agent as the Borrowing Subsidiary may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Collateral Agent as the Borrowing Subsidiary may select and the Collateral Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Cash Concentration Account.

          Section 8.  Release of Amounts. If in its sole discretion it elects to
                      ------------------
do so, the Collateral Agent may pay and release to the Borrowing Subsidiary or at its order and at the request of the Borrowing Subsidiary, the amount, if any, by which the credit balance of the Cash Concentration Account exceeds all amounts then due and payable by the Borrowing Subsidiary under the Credit Documents together with all accrued and unpaid interest and fees under the Credit Agreement.

          Section 9. Representations and Warranties. Each Grantor represents and
                     ------------------------------
warrants as follows:

          (a) All of the Equipment and Inventory of such Grantor are located at the places specified in Schedule III hereto. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all Related Contracts and all chattel paper that evidence Receivables (other than those delivered to the Collateral Agent), are located at the address set forth below such Grantor's name on the signature pages hereof. Such Grantor has delivered to the Collateral Agent the originals of all agreements, certificates or instruments representing or evidencing any Collateral and all security therefor and guaranties thereof, in each case to the extent that the delivery thereof to the Collateral Agent is required under Section 4 or Section 10. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument.

          (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others except for the security interest created by this Agreement and except as permitted under Section 8.03 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral (including, without limitation, accounts and general intangibles relating to the Collateral) or listing such Grantor or any of its Subsidiaries or any trade name of such Grantor or any of its Subsidiaries as debtor is on file in any recording office, except such as may have been filed (i) in favor of the Collateral Agent relating to the Credit Documents or (ii) in connection with Liens permitted under Section 8.03 of the Credit Agreement.

          (c) Such Grantor has exclusive possession and control of the Equipment and Inventory of such Grantor.

          (d) The Pledged Shares owned or otherwise held by such Grantor constitute the type and percentage of the issued and outstanding shares of stock in the issuers thereof set forth opposite the name of such Grantor in
     Part I of Schedule I hereto, and such Grantor does not own or otherwise hold any shares of stock of any kind in any Person other than [(i)] the issued and outstanding shares of stock set forth opposite the name of such Grantor in Part I of Schedule I hereto[, and (ii) Voting Shares in one or more of the Foreign Corporations that, when aggregated with all of the other Voting Shares in each such Foreign Corporation owned by such Grantor and the other Grantors, do not exceed 34% of the issued and outstanding Voting Shares in such Foreign Corporation (on a fully diluted basis).] All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (e) The Pledged Debt held by such Grantor has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default. The Initial Pledged Debt constitutes all of the outstanding indebtedness for money borrowed or for the deferred purchase price of property owed to such Grantor by the issuers thereof.

          (f) The Assigned Agreements to which such Grantor is a party, true and complete copies of which have been furnished to each Bank, have been duly authorized, executed and delivered by all parties thereto, have not been amended or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement to which such Grantor is a party by such Grantor, and to the best of such Grantor's knowledge, there exists no default under any such Assigned Agreement by any party thereto. Each party to any Assigned Agreement to which such Grantor is a party (other than such Grantor) has executed and delivered to such Grantor a consent, in substantially the form of Exhibit B hereto, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement.

          (g) Such Grantor has no Blocked Accounts or other deposit accounts other than the Blocked Accounts listed on Schedule IV hereto. Each Grantor has instructed all existing Obligors to make all payments to either a Blocked Account or the Cash Concentration Account.

          (h) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto create in favor of the Collateral Agent a valid and perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations of such Grantor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (i) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the

     Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (j) Such Grantor has no trade names except as set forth on Schedule V hereto; such trade names were adopted in good faith; and, to the best of such Grantor's knowledge, there exist no adverse claims against such trade names.

          (k) The execution, delivery and performance by such Grantor of this Agreement is within such Grantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Grantor's memorandum and articles of incorporation or equivalent corporate documents, or (ii) any law or any contractual restriction binding on or affecting such Grantor;

          (l) This Agreement is the legal, valid and binding obligation of such Grantor enforceable against such Grantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.)

          (m) Such Grantor is, and, after giving effect to the transactions contemplated hereby, individually and together with its Subsidiaries, will be, Solvent.

          (n) Neither such Grantor nor the Pledged Shares of such Grantor has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise);

          (o) There is no tax, levy, impost, deduction, charge or withholding imposed by the jurisdiction of its incorporation or organization or any political subdivision thereof on or by virtue of the execution or delivery of this Agreement; and

          (p) To ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in the jurisdiction of its incorporation or organization, it is not necessary that this Agreement or any other document be filed or recorded with any court or other authority in such jurisdiction or that any stamp or similar tax be paid on or in respect of this Agreement.

          Section 10. Further Assurances. (a) Each Grantor agrees that from time
                      ------------------
to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) mark conspicuously each document included in the Inventory of such Grantor and each chattel paper included in the Receivables, Related Contracts, and Assigned Agreements of such Grantor and, at the request of the Collateral Agent, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or other Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) deliver and pledge to the Collateral Agent hereunder certificates representing the Pledged Shares accompanied by undated stock powers executed in blank and promissory notes representing the Pledged Debt and accompanied by undated note powers and evidence that all other action that the Collateral Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under this Agreement has been taken; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

     (c) Each Grantor will furnish to the Collateral Agent, biennially on or before _________ __ of each odd year (commencing _________ __, 1999), an opinion of counsel acceptable to the Required Banks to the effect that all financing or continuation statements have been filed, and all other action has been taken, to perfect and validate continuously from the date hereof the assignment and security interest granted hereby.

     Section 11.  As to Equipment and Inventory.  (a)  Each Grantor shall keep
                  -----------------------------
the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 10 shall have been taken with respect to the Equipment and Inventory.

     (b) Each Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual therefor, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Equipment.

     (c) Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, to the extent required under Section 7.04 of the Credit Agreement.

     Section 12.  Insurance.  (a)  Each Grantor shall, at its own expense,
                  ---------
maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $__________ per occurrence) to be paid directly to the Collateral Agent. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Collateral Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

     (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory of any Grantor when subsection (c) of this
Section 12 is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds to such Grantor of insurance maintained by such Grantor pursuant to this Section 12 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements or shall be applied to preparing Loans, in each case to the extent required under the Credit Agreement.

     (c) Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $__________ per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Collateral Agent as specified in Section 21(b) except to the extent otherwise required in the Credit Agreement.

     Section 13.  Place of Perfection; Records; Collection of Receivables.  (a)
                  -------------------------------------------------------
Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral of such Grantor, and the original copies of the Assigned Agreements, Related Contracts and all chattel paper that evidence Receivables (to the extent not required to be delivered to the Collateral Agent hereunder), at the location therefor specified in Section 9(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, Assigned Agreements, Related Contracts and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records, Assigned Agreements, Related Contracts and chattel paper.

     (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, shall take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Receivables and Related Contracts; provided, however, that the Collateral Agent shall have the right at
           --------  -------
any time, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables and Related Contracts of the assignment of such Receivables to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and Related Contracts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Cash Concentration Account and either (A) released to the Borrowing Subsidiary on the terms set forth in Section 8 so long as no Default shall have occurred and be continuing or (B) if any Default shall have occurred and be continuing, applied as provided under Section 21(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. Anything contained herein to the contrary notwithstanding, such Grantor shall not permit or agree to subordination of its rights to payment under any of the Receivables to any other indebtedness or obligations of the Obligor thereof.

          Section 14. Voting Rights; Dividends; Etc. (a) So long as no Default
                      -----------------------------
shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Credit Documents; provided, however, that no
                                                      --------  -------
     Grantor shall exercise or refrain from exercising any such right if, in the Collateral Agent's judgment, such action would have a material adverse effect on the value of the Security Collateral of such Grantor or any part thereof; and, provided further that such Grantor shall give the Collateral Agent at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral of such Grantor; provided, however, that any and all

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuance of a Default:

          (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

          (ii) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          Section 15.  As to the Assigned Agreements. (a) Each Grantor shall at
                       -----------------------------
its expense:

          (i) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Collateral Agent; and

          (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

          (b)  Each Grantor agrees that it shall not:

          (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

          (ii) amend or otherwise modify any Assigned Agreement to which it is a party or give any consent, waiver or approval thereunder;

          (iii) waive any default under or breach of any Assigned Agreement to which it is a party;

          (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement to which it is a party, except as expressly provided therein; or

          (v) take any other action in connection with any Assigned Agreement to which it is a party that would impair the value of the interest or rights of such Grantor thereunder or that would impair the interest or rights of any Secured Creditor.

          (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for the ratable benefit of the Banks of each Assigned Agreement to which it is a party by any other Grantor hereunder.

          Section 16.  Payments Under the Assigned Agreements. (a) Each Grantor
                       --------------------------------------
agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement shall be made directly to the Cash Concentration Account.

          (b) Except as set forth in Section 21, all moneys received or collected pursuant to subsection (a) above shall be applied as set forth in
Section 8.

          Section 17.  Transfers and Other Liens; Additional Shares. (a) Except
                       --------------------------------------------
to the extent permitted by the Credit Agreement, no Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Grantor, except sales of Inventory in the ordinary course of business, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created by this Agreement.

          (b) Each Grantor shall (i) cause each issuer of the Pledged Shares of such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, subject to the provisos set forth in Section 1(d), any and all additional shares of stock or other securities.

          Section 18.  Collateral Agent Appointed Attorney-in-Fact.  Each
                       -------------------------------------------
Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 12,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

          Section 19.  Collateral Agent May Perform.  If any Grantor fails to
                       ----------------------------
perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under
Section 23(b).

          Section 20.  The Collateral Agent's Duties.  The powers conferred on
                       -----------------------------
the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Collateral Agent or any other Secured Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

          Section 21.  Remedies.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. Uniform Commercial Code") (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable, (iii) occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation, and (iv) exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 23) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Creditors against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Collateral Agent may exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

          (d) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

          (e) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Cash Concentration Account or the L/C Cash Concentration Account or any part thereof.

          Section 22.  Registration Rights.  If the Collateral Agent shall
                       -------------------
determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 21, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Security Collateral of such Grantor contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Security Collateral of such Grantor under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral of such Grantor, as requested by the

     Collateral Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

          (d) provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral of such Grantor; and

          (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral of such Grantor or any part thereof valid and binding and in compliance with applicable law.

The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 21, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to the Security Collateral.

          Section 23.  Indemnity and Expenses.  (a)  Each Grantor agrees to
                       ----------------------
defend, protect, indemnify and hold harmless each Secured Creditor from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Secured Creditor's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Creditor hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          Section 24.  Security Interest Absolute.  The Obligations of each
                       --------------------------
Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Credit Party or whether any other Credit Party is joined in any such action or actions. All rights of the Collateral Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any Credit Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Credit Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its subsidiaries; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor of a security interest.

          Section 25.  Amendments; Waivers; Etc.  (a)  No amendment or waiver
                       ------------------------
of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a "Security Agreement Supplement") pursuant to Section 7.11 of the Credit Agreement, (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the annexes attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV and V hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

          Section 26.  Addresses for Notices.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, if to any Grantor, mailed, telegraphed, telecopied, telexed, cabled or delivered to it addressed to it at the address set forth on the signature pages hereto beneath such Grantor's name and, if to the Collateral Agent, mailed, telegraphed, telecopied or delivered to it addressed to it at its address specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 26. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph or cable company or confirmed by telex answerback, respectively, addressed as aforesaid.

          Section 27.  Continuing Security Interest; Assignments.  This
                       -----------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of the Secured Obligations and the Maturity Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and the Note or Notes held by it to any other Person, and such other Person shall thereupon become vested with all the obligations and benefits in respect thereof granted to such Bank herein or otherwise, in each case as provided in Section 12.04(b) of the Credit Agreement.

          Section 28.  Release and Termination.  (a)  Upon any sale, lease,
                       -----------------------
transfer or other disposition of any item of Collateral in accordance with the terms of the Credit Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that
                                                     --------  -------
(i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certification by the Borrower to the effect that the transaction is in compliance with the Credit Documents and as to such other matters as the Collateral Agent may request, (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 4 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Collateral Agent at the closing and
(iv) the Collateral Agent shall have approved such sale, lease, transfer or other disposition in writing.

          (b) Upon the latest of the payment in full in cash of the Secured Obligations and the Maturity Date, the pledge, assignment and security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

          [Section 29. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.]

          Section 30.  Execution in Counterparts.  This Agreement may be
                       -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          Section 31.  Governing Law; Terms; Submission to Jurisdiction.  (a)
                       ------------------------------------------------
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 8 or Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

          (b) Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Grantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Grantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Grantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this

Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Grantor. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Solely for the purposes of this Agreement, to the full extent permitted by law each Grantor hereby irrevocably appoints [CT Corporation System] with an office on the date hereof at [1633 Broadway, New York, New York 1019] (the "Process Agent"), as its agent to receive on behalf of the such Grantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Each Grantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Process Agent, such service to become effective 30 days after such mailing. Each Grantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any Secured Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

          (c) Each Grantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (d) To the extent that any Grantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Grantor to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (d) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

          (e) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase the Original Currency with the Other Currency at 11:00 A.M. on the second Business Day preceding that on which final judgment is given.

          (f) The obligation of each Grantor in respect to any sum due in the Original Currency from it to any Secured Creditor hereunder or held by such Secured Creditor shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that, on the Business Day following receipt by such Secured Creditor of any sum adjudged to be so due in such Other Currency, such Secured Creditor may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Secured Creditor in the Original Currency, such Grantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Secured Creditor against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Secured Creditor in the Original Currency, such Secured Creditor agrees to remit to the Grantor such excess.

          (g) Each Grantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of this Agreement or any of the other Credit Documents, the transactions contemplated thereby or the actions of the Collateral Agent or any other Secured Creditor in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   [NAME OF BORROWING SUBSIDIARY]


                                   By
                                     -------------------------------------------
                                        Name:
                                        Title:
                                        Address of Chief Executive Office and
                                        for Notices:


                                   [NAME OF EACH SUBSIDIARY OF
                                        THE BORROWING SUBSIDIARY]


                                   By
                                     -------------------------------------------
                                        Name:
                                        Title:
                                        Address of Chief Executive Office and
                                        for Notices:


                                   [ETC.]

                                  Schedule I


                         PLEDGED SHARES AND PLEDGED DEBT


                                     Part I

================================================================================================================
Name of Grantor   Stock Issuer    Class of Stock      Par        Stock       Number of Shares      Percentage
                                                     Value    Certificate                        of Outstanding
                                                                 No(s)                               Shares
================================================================================================================
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================




                                     Part II

================================================================================================================
Name of Grantor    Debt Issuer     Description of Debt     Debt Certificate    Final Maturity     Original
                                                                No(s).                            Principal
                                                                                                   Amount
================================================================================================================
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

                                   Schedule II



                               ASSIGNED AGREEMENTS

                                  Schedule III



                      LOCATIONS OF EQUIPMENT AND INVENTORY



Locations of Equipment:



Locations of Inventory:

                                   Schedule IV


                                BLOCKED ACCOUNTS


================================================================================
    Name and Address of Bank    Mailing Address of Blocked    Account Number
    ------------------------    --------------------------    --------------
                                         Account
                                         -------
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                  Schedule V



                                  TRADE NAMES

                                   EXHIBIT A


                        FORM OF BLOCKED ACCOUNT LETTER



                                           _______________, 19__

[Name and address of
Blocked Account Bank]

                              [Name of the Grantor]
                               -------------------


Ladies and Gentlemen:

          Reference is made to deposit account no. __________ into which certain monies, instruments and other properties are deposited from time to time and deposit account no. __________ (collectively, the "Blocked Account") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Agreement dated ________ __, 1997 (the "Security Agreement"), the Grantor has granted to Citibank, N.A., as collateral agent (the "Collateral Agent") for the Secured Creditors referred to in the Credit Agreement dated as of ________ __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with _________________ (the "Borrowing Subsidiary") and the other borrowers parties thereto, a security interest in certain property of the Grantor, including, among other things, the following (the "Account Collateral"): the Blocked Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Blocked Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Blocked Account with you that you agree to this letter agreement.

          By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Agreement and confirm to the Collateral Agent that the description of the Blocked Account set forth on
Schedule IV of the Security Agreement is correct and that you have received no notice of any other pledge or assignment of the Blocked Account. Further, you hereby agree with the Collateral Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to the Blocked Account, the Blocked Account is and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Collateral Agent, will be entitled "Citibank, N.A., as Collateral Agent, Re: [name of the Grantor]" and will be subject to written instructions only from an officer of the Collateral Agent.

          (b) You will collect mail from the Blocked Account on each of your business days at times that coincide with the delivery of mail thereto.

          (c) You will follow your usual operating procedures for the handling of any remittance received in the Blocked Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

          (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Blocked Account.

          (e) You will maintain a record of all checks and other remittance items received in the Blocked Account and, in addition to providing the Borrowing Subsidiary with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Collateral Agent (i) a monthly statement of the Blocked Account and (ii) a daily collection and check float report, to be transmitted electronically to the Collateral Agent at: _______________.

          (f) You will transfer, in same day funds, on each of your business days, all amounts collected from the Blocked Account on such day to the following account (the "Cash Concentration Account"):

              [Name of the Grantor]
              Account No. ____________
              ________________________
              ________________________,
              _________, _______ _____
              Attention:  ____________

or to such other account as may be notified to you by the Collateral Agent in writing from time to time.

Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (g) All transfers referred to in paragraph (f) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Agent for any reason any such payment once made.

          (h) All service charges and fees with respect to the Blocked Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the Blocked Account, but may be charged to another account maintained by the Grantor with you.

          (i) The Collateral Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Blocked Account in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Collateral Agent, the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Grantor and the Collateral Agent. Upon such termination you shall close the Blocked Account and transfer all funds in the Blocked Account to the Cash Concentration Account or such other account as may be notified to you in writing by the Collateral Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Concentration Account all funds and other property received in respect of the Blocked Account.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF GRANTOR]


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                       CITIBANK, N.A., as Collateral Agent


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


Acknowledged and agreed to as of
the date first above written:

[NAME OF BLOCKED ACCOUNT BANK]


By:
   ----------------------
    Name:
    Title:

                                   EXHIBIT B

                         FORM OF CONSENT AND AGREEMENT

          The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated ________ __, 1997 (the "Security Agreement", the terms defined therein being used herein as therein defined) from ________________________, a ______________ corporation (the
"Borrowing Subsidiary") and certain other parties thereto (together with the Borrower, the "Grantors") to Citibank, N.A. as collateral agent (the "Collateral Agent") for the Secured Creditors referred to therein, and hereby agrees with the Collateral Agent that:

          (a) The undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, ____ (the "Assigned Agreement") between the undersigned and the applicable Grantor directly to the Cash Concentration Account or otherwise in accordance with the instructions of the Collateral Agent.

          (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Agent or any Secured Creditor for any reason any such payment once made.

          (c) The Collateral Agent shall be entitled to exercise any and all rights and remedies of such Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          (d) The undersigned will not, without the prior written consent of the Collateral Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify the Assigned Agreement, or (iii) make any prepayment of amounts to become due under or in connection with the Assigned Agreement, except as expressly provided therein.

          [In order to induce the Banks to make Loans and to issue Letters of Credit under the Credit Agreement, the undersigned repeats and reaffirms for the benefit of the Secured Creditors and the Collateral Agent the representations and warranties made in Section _____ of the Assigned Agreement.]

          This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Creditors and their successors, transferees and assigns.

          This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:  _______________, ____          [NAME OF OBLIGOR]


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT C

                      FORM OF SECURITY AGREEMENT SUPPLEMENT





NationsBank, N.A., as Administrative
 Agent under the Credit Agreement
 referred to below and

Citibank, N.A. as Collateral
 Agent under the Security Agreement
 referred to below
 [Address]

                                                      [Date]


Attention: ___________


     Security Agreement dated ________ __, 1997
     made by Modus Media International, Inc.
     and the other Grantors to Citibank, N.A., as Collateral Agent
     -------------------------------------------------------------

Ladies and Gentlemen:

          Reference is made to the above-captioned Security Agreement (such Security Agreement, as in effect on the date hereof and as it may hereafter be amended, modified or otherwise supplemented from time to time, being the "Security Agreement"). The terms defined in the Security Agreement (or in the Credit Agreement referred to therein) and not otherwise defined herein are used herein as therein defined.

          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to "Grantor" shall also mean and be a reference to the undersigned.

          The undersigned hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Creditors, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Creditors as security for the Secured Obligations a lien on and security interest in, all of the right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the Collateral owned by the undersigned, including, but not limited to, the property listed on Annex I hereto. Schedules I, II, III, IV and V to the Security Agreement are hereby supplemented by Annexes I, II, III, IV and V hereto, respectively. The undersigned hereby certifies that such Annexes have been prepared by the undersigned in substantially the form of Schedules I, II, III, IV and V to the Security Agreement and are accurate and complete as of the date hereof.

          The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached Annexes) to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each other Grantor.

          This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF ADDITIONAL GRANTOR]


                                       By_______________________________________
                                          Name:
                                          Title:
                                          Address of Chief Executive
                                          Office and for Notices:

                                                              S&S DRAFT 11/18/97

                                                                     EXHIBIT F-2



                 FORM OF FOREIGN SUBSIDIARY SECURITY AGREEMENT

                           Dated _________ __, 1997

                                     From

               THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                                  as Grantors
                                  -----------

                                      to

                              CITICORP USA, INC.

                              as Collateral Agent
                              -------------------

                       T A B L E   O F   C O N T E N T S
                       - - - - -   - -   - - - - - - - -


Section                                                                     Page


1.  Grant of Security .......................................................  2

2.  Security for Obligations ................................................  6

3.  Grantors Remain Liable ..................................................  6

4.  Delivery of Security Collateral and Account Collateral ..................  6

5.  Maintaining the Cash Concentration Account ..............................  7

6.  Maintaining the Blocked Accounts ........................................  7

7.  Investing of Amounts in the Cash Concentration Account and the L/C
      Cash Concentration Account ............................................  8

8.  Release of Amounts ......................................................  8

9.  Representations and Warranties ..........................................  8

10. Further Assurances ...................................................... 11

11. As to Equipment and Inventory ........................................... 12

12. Insurance ............................................................... 13

13. Place of Perfection; Records; Collection of Receivables ................. 14

14. Voting Rights; Dividends; Etc ........................................... 15

15. As to the Assigned Agreements ........................................... 16

16. Payments Under the Assigned Agreements .................................. 17

17. Transfers and Other Liens; Additional Shares ............................ 17

18. Collateral Agent Appointed Attorney-in-Fact ............................. 18

19. Collateral Agent May Perform ............................................ 18


Section                                                                     Page

20. The Collateral Agent's Duties ........................................... 18

21. Remedies ................................................................ 19

22. Registration Rights ..................................................... 20

23. Indemnity and Expenses .................................................. 21

24. Security Interest Absolute .............................................. 22

25. Amendments; Waivers; Etc ................................................ 22

26. Addresses for Notices ................................................... 23

27. Continuing Security Interest; Assignments ............................... 23

28. Release and Termination ................................................. 23

29. The Mortgages ........................................................... 24

30. Execution in Counterparts ............................................... 24

31. Governing Law; Terms; Submission to Jurisdiction ........................ 24


Schedules

Schedule I     -   Pledged Shares and Pledged Debt
Schedule II    -   Assigned Agreements
Schedule III   -   Locations of Equipment and Inventory
Schedule IV    -   Blocked Accounts
Schedule V     -   Trade Names


Exhibits

Exhibit A      -   Form of Blocked Account Letter
Exhibit B      -   Form of Consent and Agreement
Exhibit C      -   Form of Security Agreement Supplement

                                PARENT GUARANTY


                            Dated December __, 1997


                                      From

                          THE GUARANTORS NAMED HEREIN


                                 as Guarantors
                                 -- ----------


                                  in favor of


                    THE GUARANTEED CREDITORS REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                       T A B L E   O F   C O N T E N T S
                       - - - - -   - -   - - - - - - - -



Section                                      Page


 1.  Guaranty; Limitation of Liability         1

 2.  Guaranty Absolute                         2

 3.  Waivers and Acknowledgments               4

 4.  Subrogation                               4

 5.  Net Payments                              5

 6.  Representations and Warranties            7

 7.  Covenants                                 9

 8.  Amendments, Etc.                         10

 9.  Notices, Etc.                            10

10.  No Waiver; Remedies                      11

11.  Right of Set-off                         11

12.  Indemnification                          11

13.  Continuing Guaranty; Assignments
       under the Credit Agreement             11

14.  Governing Law; Jurisdiction;
       Waiver of Jury Trial, Etc.             12

   GUARANTY

     GUARANTY dated ________ __, 1997 made by the Persons listed on the signature pages hereof (each a "Guarantor", and collectively the "Guarantors"), in favor of the Guaranteed Creditors (as defined in the Credit Agreement referred to below).

     PRELIMINARY STATEMENT. Modus Media International, Inc., a Delaware corporation ("MMI"), Modus Media International Kabushiki Kaisha, a Japanese company ("MMI-KK" and together with MMI, the "Borrowers"), are parties to a Credit Agreement dated as of December __, 1997 (such Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Banks party thereto, Modus Media International Holdings, Inc. ("Holdings"), NationsBank of Texas, N.A. ("NationsBank"), as administrative agent (the "Administrative Agent") for the Banks, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent and Citicorp USA, Inc., as Documentation Agent, Collateral Agent and Multi-Currency Agent. It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Banks under the Credit Agreement from time to time that each Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Loans and to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

     Section 1.  Guaranty; Limitation of Liability.  (a)  Each Guarantor hereby
                 ---------------------------------
absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Credit Parties and each other Guarantor now or hereafter existing under the Credit Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and
                                                   ----------------------
agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent or any other Guaranteed Creditor in enforcing any rights under this Guaranty and the other Credit Documents.
Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Credit Party to the Administrative Agent or any other Guaranteed Creditor under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Credit Party.

     (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Guaranteed Creditor, hereby confirms that it is the intention of all such parties that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as defined below), the Uniform Fraudulent

Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty. To effectuate the foregoing intention, the Administrative Agent, the other Guaranteed Creditors and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors.

     (c) Each Guarantor agrees that in the event any payment shall be required to be made to the Guaranteed Creditors under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Guaranteed Creditors under the Credit Documents.

     Section 2.  Guaranty Absolute.  Each Guarantor guarantees that the
                 -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Guaranteed Creditor with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Credit Party or whether any Borrower or any other Credit Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, or any other amendment or waiver of or any consent to departure from any Credit
   Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit
   Documents or any other assets of any Credit Party or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

     (f) any failure of any Guaranteed Creditor to disclose to any Credit Party any information relating to the financial condition, operations, properties or prospects of any other Credit Party now or in the future known to any Guaranteed Creditor (each Guarantor waiving any duty on the part of the Guaranteed Creditor to disclose such information);

     (g) the failure of any other person to execute this Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other surety with respect to the Guaranteed Obligations; or

     (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Guaranteed Creditor that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Creditor or any other holder of a Note upon the insolvency, bankruptcy or reorganization of any Borrower or any other Credit Party or otherwise, all as though such payment had not been made.

     Section 3.  Waivers and Acknowledgments.  (a)  Each Guarantor hereby waives
                 ---------------------------
promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Creditor protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any Collateral.

     (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each Guarantor hereby waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Guaranteed Creditors which in any manner impairs, reduces, releases or otherwise adversely affects such Guarantor's subrogation, reimbursement, exoneration, contribution or indemnification rights or other rights to proceed against any Credit Party or any other person or any Collateral, and (ii) any defense based on any right of set-off or counterclaim (other than a compulsory counterclaim) against or in respect of such Guarantor's obligations hereunder.

     (d) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

     Section 4.  Subrogation.  No Guarantor will exercise any rights that it may
                 -----------
now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Guaranteed Creditor against any Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Maturity Date, such amount shall be held in trust for the benefit of the Guaranteed Creditors and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Administrative Agent or any other Guaranteed Creditor of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agent and the other Guaranteed Creditors will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

     Section 5.  Net Payments  (a)  All payments made by any Guarantor hereunder
                 ------------
will be made without setoff, counterclaim or other defense. Except as provided in Section 5(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, such Guarantor agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Guaranty, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, such Guarantor agrees to reimburse each Guaranteed Creditor, upon the written request of such Guaranteed Creditor, for Taxes imposed on or measured by the net income or net profits of such Guaranteed Creditor pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located and for any withholding of Taxes as such Guaranteed Creditor shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Guaranteed Creditor pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Guaranteed Creditor pursuant to this sentence. Each Guarantor will furnish to the Administrative Agent within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Guarantor. Each Guarantor agrees to indemnify and hold harmless each Guaranteed Creditor, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Guaranteed Creditor.

     (b) Each Guaranteed Creditor agrees to deliver to each Guarantor and the Administrative Agent on or prior to the Effective Date, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Section 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Guaranteed Creditor, any form or certificate that is required by any taxing authority to demonstrate such Guaranteed Creditor's entitlement to an exemption from or reduction in Home Jurisdiction Withholding Taxes (as defined below), if any, with respect to payments to be made under this Guaranty including, if applicable (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, or (ii) if the Guaranteed Creditor is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C to the Credit Agreement (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, provided, however,
                                --------  -------
that such Guaranteed Creditor shall have been advised in writing by each Guarantor of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and applicable lending office of such Guaranteed Creditor set forth on Annex I to the Credit Agreement, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Sections 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer) the jurisdiction of organization and Applicable Lending Office of such Guaranteed Creditor set forth in the Assignment and Assumption Agreement pursuant to which it became a Guaranteed Creditor, or such other branch or office of any Guaranteed Creditor designated by such Guaranteed Creditor from time to time. If any form or document referred to in this subsection (b) requires the disclosure of information greater than that required on the date hereof by Forms 1001 or 4224 and which a Guaranteed Creditor reasonably considers to be confidential, such Guaranteed Creditor shall give notice thereof to each Guarantor and shall not be obligated to include in such form or document such confidential information. In addition, each Guaranteed Creditor agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, upon the written request of any Guarantor (but only if the Guaranteed Creditor remains lawfully able to do so) it will deliver to such Guarantor and the Administrative Agent a new accurate and complete form or certificate that is required by any taxing authority including, if applicable, two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Guaranteed Creditor to a continued exemption from or reduction in Home Jurisdiction Withholding Taxes, if any, with respect to payments under this Guaranty, or it shall immediately notify such Guarantor and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Guaranteed Creditor shall not be required to deliver any such Form or Certificate pursuant to this Section 5(b). Notwithstanding anything to the contrary contained in Section 5(a), but subject to Section 12.04(b) of the Credit Agreement and the immediately succeeding sentence, (x) each Guarantor shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes from interest, fees or other amounts payable hereunder for the account of any Guaranteed Creditor to the extent that such Guaranteed Creditor has not provided to such Guarantor the form or certificate that establishes a complete exemption from, or entitlement to a reduction of, such deduction or withholding and (y) each Guarantor shall not be obligated pursuant to Section 5(a) to gross-up payments to be made to a Guaranteed Creditor in respect of income or similar taxes imposed if (I) such Guaranteed Creditor has not provided to such Guarantor the form or certificate required to be provided to such Guarantor pursuant to this Section 5(b) or (II) in the case of a payment, other than interest, to a Guaranteed Creditor described in clause
(ii) above, to the extent that such form or certificate does not establish a complete exemption from, or entitlement to a reduction of, withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5 and except as set forth in Section 12.04(b) of the Credit Agreement, each Guarantor agrees to pay additional amounts and to indemnify each Guaranteed Creditor in the manner set forth in
Section 5(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes. "Home Jurisdiction Withholding Taxes" means, in the case of each Guarantor, withholding taxes imposed by the jurisdiction or political subdivision or taxing authority thereof or therein in which such Guarantor is organized.

     (c) Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Credit Document, the agreements and obligations of each Guarantor contained in this Section 5 and in Section 12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

     Section 6.  Representations and Warranties.  Each Guarantor hereby
                 ------------------------------
represents and warrants as follows:

     (a) Such Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified or licensed.

     (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty nor compliance by such Guarantor with the terms and provisions thereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction, judgment, award, determination or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or any other material agreement or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries or
(iii) will violate any provision of the Certificate of Incorporation or By-Laws of such Guarantor or any of its Subsidiaries. Neither such Guarantor nor any of its Subsidiaries is in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or other material agreement or other instrument, the violation or breach of which could have a Material Adverse Effect.

     (d) There are no actions, investigations, litigations, suits or proceedings pending or, to the knowledge of such Guarantor or any of its Subsidiaries, threatened, before any court, governmental agency or arbitrator with respect to such Guarantor or any of its Subsidiaries (i) that could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Guaranty.

     (e) Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or notice to, any foreign or domestic governmental or public body or authority or any other third party, or any subdivision thereof, is required to authorize or is required in connection with (i) the due execution, delivery, recordation, filing and performance by such Guarantor of this Guaranty or for the consummation of the transactions contemplated hereby, or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

     (f) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (g) Each Guarantor has, independently and without reliance upon the Administrative Agent or any other Guaranteed Creditor and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Credit Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Credit Parties.

     (h) Each Guarantor is, and, after giving effect to the transactions contemplated hereby, individually and together with its Subsidiaries, will be Solvent.

     Section 7.  Covenants.  Each Guarantor covenants and agrees that, so long
                 ---------
as any part of the Guaranteed Obligations shall remain unpaid (other than indemnity and similar contingent obligations in respect of which no claim has been made and no amount remains outstanding), any Letter of Credit shall be outstanding or any Bank shall have any Commitment, such Guarantor will, unless the Required Banks shall otherwise consent in writing as follows:

     (a)  Payment of Taxes.  Each Guarantor will pay and discharge, and
          ----------------
  will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, when due and all lawful claims for sums that have become due and payable when due which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) of the Credit Agreement or charge upon any properties of such Guarantor or any of its Subsidiaries; provided that neither such Guarantor nor any of its Subsidiaries shall be
  --------
  required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

     (b)  Corporate Franchises.  Such Guarantor will do, and will cause each
          --------------------
  of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, legal structure, legal name, rights (charter or statutory), permits, licenses, approvals, privileges, franchises and authority to do business.

     (c)  Compliance with Statutes, Etc.    Each Guarantor will, and will cause
          -----------------------------
  each of its Subsidiaries to, comply with all applicable laws, statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where such noncompliance as would not have a Material Adverse Effect.

     Section 8.  Amendments, Etc.  No amendment or waiver of any provision of
                 ----------------
this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Banks or the Required Banks, as the case may be) and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing
--------  -------
and signed by all of the Guaranteed Creditors (other than any Bank that is, at such time, a Defaulting Bank), (a) reduce or limit the liability of any Guarantor hereunder or release any Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Guaranteed Creditors required to take any action hereunder.

     Section 9.  Notices, Etc.  All notices and other communications provided
                 -------------
for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at the address set forth below such Guarantor's name on the signature pages hereof, if to the Administrative Agent or any Bank, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Guaranty shall be effective as delivery of a manually executed counterpart thereof.

     Section 10.  No Waiver; Remedies.  No failure on the part of the
                  -------------------
Administrative Agent or any other Guaranteed Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11.  Right of Set-off.  Upon (a) the occurrence and during the
                  ----------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 9 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of such Section 9, each Guaranteed Creditor and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Creditor or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Guaranteed Creditor shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Guaranteed Creditor agrees promptly to notify each Guarantor after any such set-off and application; provided, however, that the failure to give such notice
                     --------  -------
shall not affect the validity of such set-off and application. The rights of each Guaranteed Creditor and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Guaranteed Creditor and its respective Affiliates may have.

     Section 12.  Indemnification.  Without limitation on any other Obligations
                  ---------------
of any Guarantor or remedies of the Guaranteed Creditors under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Creditor from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Guaranteed Creditor's legal counsel) suffered or incurred by such Guaranteed Creditor as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Credit Party enforceable against such Credit Party in accordance with their terms.

     Section 13.  Continuing Guaranty; Assignments under the Credit Agreement.
                  -----------------------------------------------------------
This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Guaranteed Creditors and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Guaranteed Creditor may assign or otherwise transfer all or any portion of its rights under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the obligations and benefits in respect thereof granted to such Guaranteed Creditor herein or otherwise, in each case as and to the extent provided in Section 12.04(b) of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Guaranteed Creditors.

     Section 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)
                  -------------------------------------------------------
This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Solely for the purposes of this Guaranty, to the full extent permitted by law each Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Each Guarantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Process Agent, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any Guaranteed Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

     (c) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (d) To the extent that such Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Guarantor to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (d) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

     (e) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at 11:00 A.M. on the second Business Day preceding that on which final judgment is given.

     (f) The obligation of each Guarantor in respect to any sum due in the Original Currency from it to any Guaranteed Creditor hereunder or held by such Guaranteed Creditor shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that, on the Business Day following receipt by such Guaranteed Creditor of any sum adjudged to be so due in such Other Currency such Guaranteed Creditor may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Guaranteed Creditor in the Original Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guaranteed Creditor against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Guaranteed Creditor in the Original Currency, such Guaranteed Creditor agrees to remit to such Guarantor such excess.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     (g) Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of this Guaranty, the transactions contemplated hereby or the actions of the Collateral Agent or any other Guaranteed Creditor in the negotiation, administration, performance or enforcement hereof.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


Address:             MODUS MEDIA INTERNATIONAL, INC.
________________

________________
                     By
Attention:              Name:
                        Title:


Address:             MODUS MEDIA INTERNATIONAL HOLDINGS INC.
________________

________________

Attention:           By
                        Name:
                        Title:



Acknowledged and Agreed:

NATIONSBANK OF TEXAS, N.A.
     as Administrative Agent

By_____________________________
  Name:
  Title:

                           U.S. SUBSIDIARY GUARANTY


                           Dated December ___, 1997


                                     From


                          THE GUARANTORS NAMED HEREIN


                                 as Guarantors
                                 -------------


                                  in favor of


                    THE GUARANTEED CREDITORS REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                       T A B L E   O F   C O N T E N T S
                       - - - - -   - -   - - - - - - - -



Section                                      Page


 1.  Guaranty; Limitation of Liability         1

 2.  Guaranty Absolute                         2

 3.  Waivers and Acknowledgments               4

 4.  Subrogation                               4

 5.  Net Payments                              5

 6.  Representations and Warranties            8

 7.  Covenants                                 9

 8.  Amendments, Etc.                         10

 9.  Notices, Etc.                            10

10.  No Waiver; Remedies                      11

11.  Right of Set-off                         11

12.  Indemnification                          11

13.  Continuing Guaranty; Assignments
       under the Credit Agreement             11

14.  Governing Law; Jurisdiction;
       Waiver of Jury Trial, Etc.             12

  GUARANTY

     GUARANTY dated ________ __, 1997 made by the Persons listed on the signature pages hereof (each a "Guarantor", and collectively the "Guarantors"), in favor of the Guaranteed Creditors (as defined in the Credit Agreement referred to below).

     PRELIMINARY STATEMENT. Modus Media International, Inc., a Delaware corporation ("MMI"), Modus Media International Kabushiki Kaisha, a Japanese company ("MMI-KK" and together with MMI, the "Borrowers"), are parties to a Credit Agreement dated as of December __, 1997 (such Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Banks party thereto, Modus Media International Holdings, Inc. ("Holdings"), NationsBank of Texas, N.A. ("NationsBank"), as administrative agent (the "Administrative Agent") for the Banks, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent and Citicorp USA, Inc., as Documentation Agent, Collateral Agent and Multi-Currency Agent. It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Banks under the Credit Agreement from time to time that each Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Loans and to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

     Section 1.  Guaranty; Limitation of Liability.  (a)  Each Guarantor hereby
                 ---------------------------------
absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Credit Parties and each other Guarantor now or hereafter existing under the Credit Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and
                                                   ----------------------
agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent or any other Guaranteed Creditor in enforcing any rights under this Guaranty and the other Credit Documents.
Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Credit Party to the Administrative Agent or any other Guaranteed Creditor under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Credit Party.

     (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Guaranteed Creditor, hereby confirms that it is the intention of all such parties that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as defined below), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty. To effectuate the foregoing intention, the Administrative Agent, the other Guaranteed Creditors and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors.

     (c) Each Guarantor agrees that in the event any payment shall be required to be made to the Guaranteed Creditors under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Guaranteed Creditors under the Credit Documents.

     Section 2.  Guaranty Absolute.  Each Guarantor guarantees that the
                 -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Guaranteed Creditor with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Credit Party or whether any Borrower or any other Credit Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, or any other amendment or waiver of or any consent to departure from any Credit
   Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit
   Documents or any other assets of any Credit Party or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

     (f) any failure of any Guaranteed Creditor to disclose to any Credit Party any information relating to the financial condition, operations, properties or prospects of any other Credit Party now or in the future known to any Guaranteed Creditor (each Guarantor waiving any duty on the part of the Guaranteed Creditor to disclose such information);

     (g) the failure of any other person to execute this Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other surety with respect to the Guaranteed Obligations; or

     (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Guaranteed Creditor that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Creditor or any other holder of a Note upon the insolvency, bankruptcy or reorganization of any Borrower or any other Credit Party or otherwise, all as though such payment had not been made.

     Section 3.  Waivers and Acknowledgments.  (a)  Each Guarantor hereby waives
                 ---------------------------
promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Creditor protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any Collateral.

     (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each Guarantor hereby waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Guaranteed Creditors which in any manner impairs, reduces, releases or otherwise adversely affects such Guarantor's subrogation, reimbursement, exoneration, contribution or indemnification rights or other rights to proceed against any Credit Party or any other person or any Collateral, and (ii) any defense based on any right of set-off or counterclaim (other than a compulsory counterclaim) against or in respect of such Guarantor's obligations hereunder.

     (d) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

     Section 4.  Subrogation.  No Guarantor will exercise any rights that it may
                 -----------
now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Guaranteed Creditor against any Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Maturity Date, such amount shall be held in trust for the benefit of the Guaranteed Creditors and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Administrative Agent or any other Guaranteed Creditor of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agent and the other Guaranteed Creditors will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

     Section 5.  Net Payments  (a)  All payments made by any Guarantor hereunder
                 ------------
will be made without setoff, counterclaim or other defense. Except as provided in Section 5(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, such Guarantor agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Guaranty, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, such Guarantor agrees to reimburse each Guaranteed Creditor, upon the written request of such Guaranteed Creditor, for Taxes imposed on or measured by the net income or net profits of such Guaranteed Creditor pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located and for any withholding of Taxes as such Guaranteed Creditor shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Guaranteed Creditor pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Guaranteed Creditor pursuant to this sentence. Each Guarantor will furnish to the Administrative Agent within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Guarantor. Each Guarantor agrees to indemnify and hold harmless each Guaranteed Creditor, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Guaranteed Creditor.

     (b) Each Guaranteed Creditor agrees to deliver to each Guarantor and the Administrative Agent on or prior to the Effective Date, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Section 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Guaranteed Creditor, any form or certificate that is required by any taxing authority to demonstrate such Guaranteed Creditor's entitlement to an exemption from or reduction in Home Jurisdiction Withholding Taxes (as defined below), if any, with respect to payments to be made under this Guaranty including, if applicable (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, or (ii) if the Guaranteed Creditor is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C to the Credit Agreement (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, provided, however,
                                --------  -------
that such Guaranteed Creditor shall have been advised in writing by each Guarantor of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and applicable lending office of such Guaranteed Creditor set forth on Annex I to the Credit Agreement, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Sections 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer) the jurisdiction of organization and Applicable Lending Office of such Guaranteed Creditor set forth in the Assignment and Assumption Agreement pursuant to which it became a Guaranteed Creditor, or such other branch or office of any Guaranteed Creditor designated by such Guaranteed Creditor from time to time. If any form or document referred to in this subsection (b) requires the disclosure of information greater than that required on the date hereof by Forms 1001 or 4224 and which a Guaranteed Creditor reasonably considers to be confidential, such Guaranteed Creditor shall give notice thereof to each Guarantor and shall not be obligated to include in such form or document such confidential information. In addition, each Guaranteed Creditor agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, upon the written request of any Guarantor (but only if the Guaranteed Creditor remains lawfully able to do so) it will deliver to such Guarantor and the Administrative Agent a new accurate and complete form or certificate that is required by any taxing authority including, if applicable, two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Guaranteed Creditor to a continued exemption from or reduction in Home Jurisdiction Withholding Taxes, if any, with respect to payments under this Guaranty, or it shall immediately notify such Guarantor and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Guaranteed Creditor shall not be required to deliver any such Form or Certificate pursuant to this Section 5(b). Notwithstanding anything to the contrary contained in Section 5(a), but subject to Section 12.04(b) of the Credit Agreement and the immediately succeeding sentence, (x) each Guarantor shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes from interest, fees or other amounts payable hereunder for the account of any Guaranteed Creditor to the extent that such Guaranteed Creditor has not provided to such Guarantor the form or certificate that establishes a complete exemption from, or entitlement to a reduction of, such deduction or withholding and (y) each Guarantor shall not be obligated pursuant to Section 5(a) to gross-up payments to be made to a Guaranteed Creditor in respect of income or similar taxes imposed if (I) such Guaranteed Creditor has not provided to such Guarantor the form or certificate required to be provided to such Guarantor pursuant to this Section 5(b) or (II) in the case of a payment, other than interest, to a Guaranteed Creditor described in clause
(ii) above, to the extent that such form or certificate does not establish a complete exemption from, or entitlement to a reduction of, withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5 and except as set forth in Section 12.04(b) of the Credit Agreement, each Guarantor agrees to pay additional amounts and to indemnify each Guaranteed Creditor in the manner set forth in
Section 5(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes. "Home Jurisdiction Withholding Taxes" means, in the case of each Guarantor, withholding taxes imposed by the jurisdiction or political subdivision or taxing authority thereof or therein in which such Guarantor is organized.

     (c) Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Credit Document, the agreements and obligations of each Guarantor contained in this Section 5 and in Section 12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

     Section 6.  Representations and Warranties.  Each Guarantor hereby
                 ------------------------------
represents and warrants as follows:

     (a) Such Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified or licensed.

     (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty nor compliance by such Guarantor with the terms and provisions thereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction, judgment, award, determination or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or any other material agreement or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries or
(iii) will
violate any provision of the Certificate of Incorporation or By-Laws of such Guarantor or any of its Subsidiaries. Neither such Guarantor nor any of its Subsidiaries is in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or other material agreement or other instrument, the violation or breach of which could have a Material Adverse Effect.

     (d) There are no actions, investigations, litigations, suits or proceedings pending or, to the knowledge of such Guarantor or any of its Subsidiaries, threatened, before any court, governmental agency or arbitrator with respect to such Guarantor or any of its Subsidiaries (i) that could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Guaranty.

     (e) Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or notice to, any foreign or domestic governmental or public body or authority or any other third party, or any subdivision thereof, is required to authorize or is required in connection with (i) the due execution, delivery, recordation, filing and performance by such Guarantor of this Guaranty or for the consummation of the transactions contemplated hereby, or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

     (f) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (g) Each Guarantor has, independently and without reliance upon the Administrative Agent or any other Guaranteed Creditor and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Credit Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Credit Parties.

     (h) Each Guarantor is, and, after giving effect to the transactions contemplated hereby, individually and together with its Subsidiaries, will be Solvent.

     Section 7.  Covenants.  Each Guarantor covenants and agrees that, so long
                 ---------
as any part of the Guaranteed Obligations shall remain unpaid (other than indemnity and similar contingent obligations in respect of which no claim has been made and no amount remains outstanding), any Letter of Credit shall be outstanding or any Bank shall have any Commitment, such Guarantor will, unless the Required Banks shall otherwise consent in writing as follows:

     (a)  Payment of Taxes.  Each Guarantor will pay and discharge, and
          ----------------
  will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, when due and all lawful claims for sums that have become due and payable when due which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) of the Credit Agreement or charge upon any properties of such Guarantor or any of its Subsidiaries; provided that neither such Guarantor nor any of its
                    --------
  Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

     (b)  Corporate Franchises.  Such Guarantor will do, and will cause each
          --------------------
  of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, legal structure, legal name, rights (charter or statutory), permits, licenses, approvals, privileges, franchises and authority to do business.

     (c)  Compliance with Statutes, Etc.  Each Guarantor will, and will cause
          -----------------------------
  each of its Subsidiaries to, comply with all applicable laws, statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where such noncompliance as would not have a Material Adverse Effect.

     Section 8.  Amendments, Etc.  No amendment or waiver of any provision of
                 ----------------
this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Banks or the Required Banks, as the case may be) and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing
--------  -------
and signed by all of the Guaranteed Creditors (other than any Bank that is, at such time, a Defaulting Bank), (a) reduce or limit the liability of any Guarantor hereunder or release any Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Guaranteed Creditors required to take any action hereunder.

     Section 9.  Notices, Etc.  All notices and other communications provided
                 -------------
for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at the address set forth below such Guarantor's name on the signature pages hereof, if to the Administrative Agent or any Bank, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Guaranty shall be effective as delivery of a manually executed counterpart thereof.

     Section 10.  No Waiver; Remedies.  No failure on the part of the
                  -------------------
Administrative Agent or any other Guaranteed Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11.  Right of Set-off.  Upon (a) the occurrence and during the
                  ----------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 9 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of such Section 9, each Guaranteed Creditor and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Creditor or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Guaranteed Creditor shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Guaranteed Creditor agrees promptly to notify each Guarantor after any such set-off and application; provided, however, that the failure to give such notice
                     --------  -------
shall not affect the validity of such set-off and application. The rights of each Guaranteed Creditor and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Guaranteed Creditor and its respective Affiliates may have.

     Section 12.  Indemnification.  Without limitation on any other Obligations
                  ---------------
of any Guarantor or remedies of the Guaranteed Creditors under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Creditor from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Guaranteed Creditor's legal counsel) suffered or incurred by such Guaranteed Creditor as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Credit Party enforceable against such Credit Party in accordance with their terms.

     Section 13.  Continuing Guaranty; Assignments under the Credit Agreement.
                  -----------------------------------------------------------
This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Guaranteed Creditors and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Guaranteed Creditor may assign or otherwise transfer all or any portion of its rights under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the obligations and benefits in respect thereof granted to such

Guaranteed Creditor herein or otherwise, in each case as and to the extent provided in Section 12.04(b) of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Guaranteed Creditors.

     Section 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)
                  -------------------------------------------------------
This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Solely for the purposes of this Guaranty, to the full extent permitted by law each Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Each Guarantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Process Agent, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any Guaranteed Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

     (c) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (d) To the extent that such Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Guarantor to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (d) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

     (e) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at 11:00 A.M. on the second Business Day preceding that on which final judgment is given.

     (f) The obligation of each Guarantor in respect to any sum due in the Original Currency from it to any Guaranteed Creditor hereunder or held by such Guaranteed Creditor shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that, on the Business Day following receipt by such Guaranteed Creditor of any sum adjudged to be so due in such Other Currency such Guaranteed Creditor may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Guaranteed Creditor in the Original Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guaranteed Creditor against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Guaranteed Creditor in the Original Currency, such Guaranteed Creditor agrees to remit to such Guarantor such excess.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     (g) Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of this Guaranty, the transactions contemplated hereby or the actions of the Collateral Agent or any other Guaranteed Creditor in the negotiation, administration, performance or enforcement hereof.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



Address:                       MODUS MEDIA INTERNATIONAL
                               DOCUMENTATION SERVICES
------------------------       LIMITED (IRELAND)

------------------------
                               By
                                 Name:
                                 Title:

Address:                       MODUS MEDIA INTERNATIONAL
                               (IRELAND) LIMITED
------------------------

------------------------


Attention:                     By
                                 Name:
                                 Title:


Address:                       MODUS MEDIA INTERNATIONAL
                               HOLDINGS (AUSTRALIA) LIMITED

------------------------

------------------------

Attention:                     By
                                 Name:
                                 Title:



Acknowledged and Agreed:

NATIONSBANK OF TEXAS, N.A.
     as Administrative Agent

By
  ----------------------
  Name:
  Title:

                          FOREIGN SUBSIDIARY GUARANTY


                            Dated December __, 1997


                                     From


                          THE GUARANTOR NAMED HEREIN


                                 as Guarantor
                                 ------------


                                  in favor of


                     THE GUARANTEED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                                   GUARANTY


     GUARANTY dated December 15, 1997 made by the Modus Media International Kabushiki Kaisha, a Japanese company (the "Guarantor"), in favor of the Guaranteed Creditors (as defined in the Credit Agreement referred to below).

     PRELIMINARY STATEMENT. Modus Media International, Inc., a Delaware corporation ("MMI") and the Guarantor (the Guarantor and MMI are referred to herein collectively as the "Borrowers"), are parties to a Credit Agreement dated as of December __, 1997 (such Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Banks party thereto, Modus Media International Holdings, Inc. (Holdings") NationsBank of Texas, N.A. ("NationsBank"), as Administrative Agent for the Banks, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, and Citicorp USA, Inc., as Documentation Agent, Collateral Agent and Multi-Currency Agent. The Guarantor may receive a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Banks under the Credit Agreement from time to time that the Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Loans and to issue Letters of Credit under the Credit Agreement from time to time, the Guarantor, hereby agrees as follows:

     Section 1. Guaranty; Limitation of Liability. The Guarantor hereby
                ---------------------------------
absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of MMI-Singapore (the "Relevant Credit Party") now or hereafter existing under the Credit Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent or any other Guaranteed Creditor in enforcing any rights under this Guaranty and the other Credit Documents. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Credit Party to the Administrative Agent or any other Guaranteed Creditor under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Credit Party.

     Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed
                -----------------
Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Guaranteed

Creditor with respect thereto. The Obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Credit Party or whether any Borrower or any other Credit Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

           (a) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto;

           (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, or any other amendment or waiver of or any consent to departure from any Credit Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

           (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

           (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents or any other assets of any Credit Party or any of its Subsidiaries;

           (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

           (f) any failure of any Guaranteed Creditor to disclose to any Credit Party any information relating to the financial condition, operations, properties or prospects of any other Credit Party now or in the future known to any Guaranteed Creditor (each Guarantor waiving any duty on the part of the Guaranteed Creditor to disclose such information);

           (g) the failure of any other person to execute this Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other surety with respect to the Guaranteed Obligations; or

           (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative

     Agent or any other Guaranteed Creditor that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Creditor or any other holder of a Note upon the insolvency, bankruptcy or reorganization of the Relevant Credit Party or otherwise, all as though such payment had not been made.

     Section 3. Waivers and Acknowledgments. (a) The Guarantor hereby waives
                ---------------------------
promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Creditor protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any Collateral.

     (b) The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) The Guarantor hereby waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Guaranteed Creditors which in any manner impairs, reduces, releases or otherwise adversely affects the Guarantor's subrogation, reimbursement, exoneration, contribution or indemnification rights or other rights to proceed against any Credit Party or any other Person or any Collateral, and (ii) any defense based on any right of set-off or counterclaim (other than a compulsory counterclaim) against or in respect of such Guarantor's obligations hereunder.

     (d) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

     Section 4. Subrogation. The Guarantor will not exercise any rights that it
                -----------
may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Guaranteed Creditor against any Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Maturity Date, such amount shall be held in trust for the benefit of the Guaranteed Creditors and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to the Administrative Agent or any other Guaranteed Creditor of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agent and the other Guaranteed Creditors will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

     Section 5. Net Payments. (a) All payments made by the Guarantor hereunder
                ------------
will be made without set-off, counterclaim or other defense. Except as provided in Section 5(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Guaranteed Creditor pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Guarantor agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Guaranty, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Guarantor agrees to reimburse each Guaranteed Creditor, upon the written request of such Guaranteed Creditor, for Taxes imposed on or measured by the net income or net profits of such Guaranteed Creditor pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located and for any withholding of Taxes as such Guaranteed Creditor shall determine are payable by, or withheld from, such Guaranteed Creditor in respect of such amounts so paid to or on behalf of such Guaranteed Creditor pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Guaranteed Creditor pursuant to this sentence. The Guarantor will furnish to the Administrative Agent within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Guarantor. The Guarantor agrees to indemnify and hold harmless each Guaranteed Creditor, and reimburse such Guaranteed Creditor upon its written request, for the amount of any Taxes so levied or imposed and paid by such Guaranteed Creditor.

     (b) Each Guaranteed Creditor agrees to deliver to the Guarantor and the Administrative Agent on or prior to the Effective Date, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Section 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Guaranteed Creditor, any form or certificate that is required by any taxing authority to demonstrate such Guaranteed Creditor's entitlement to an exemption from or reduction in Home Jurisdiction Withholding Taxes (as defined below), if any, with respect to payments to be made under this Guaranty including, if applicable (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, or (ii) if the Guaranteed Creditor is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C to the Credit Agreement (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, provided, however, that such Guaranteed Creditor
                                --------  -------
shall have been advised in writing by the Guarantor of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and applicable lending office of such Guaranteed Creditor set forth on Annex I to the Credit Agreement, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Sections 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer) the jurisdiction of organization and Applicable Lending Office of such Guaranteed Creditor set forth in the Assignment and Assumption Agreement pursuant to which it became a Guaranteed Creditor, or such other branch or office of any Guaranteed Creditor designated by such Guaranteed Creditor from time to time. If any form or document referred to in this subsection (b) requires the disclosure of information greater than that required on the date hereof by Forms 1001 or 4224 and which a Guaranteed Creditor reasonably considers to be confidential, such Guaranteed Creditor shall give notice thereof to the Guarantor and shall not be obligated to include in such form or document such confidential information. In addition, each Guaranteed Creditor agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, upon the written request of the Guarantor (but only if the Guaranteed Creditor remains lawfully able to do so) it will deliver to the Guarantor and the Administrative Agent a new accurate and complete form or certificate that is required by any taxing authority including, if applicable, two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Guaranteed Creditor to a continued exemption from or reduction in Home Jurisdiction Withholding Taxes, if any, with respect to payments under this Guaranty, or it shall immediately notify the Guarantor and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Guaranteed Creditor shall not be required to deliver any such Form or Certificate pursuant to this Section 5(b). Notwithstanding anything to the contrary contained in Section 5(a), but subject to Section 12.04(b) of the Credit Agreement and the immediately succeeding sentence, (x) the Guarantor shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes from interest, fees or other amounts payable hereunder for the account of any Guaranteed Creditor to the extent that such Guaranteed Creditor has not provided to the Guarantor the form or certificate that establishes a complete exemption from, or entitlement to a reduction of, such deduction or withholding and (y) the Guarantor shall not be obligated pursuant to Section 5(a) to gross-up payments to be made to a Guaranteed Creditor in respect of income or similar taxes imposed if (I) such Guaranteed Creditor has not provided to the Guarantor the form or certificate required to be provided to the Guarantor pursuant to this Section 5(b) or (II) in the case of a payment, other than interest, to a Guaranteed Creditor described in clause
(ii) above, to the extent that the form or certificate does not establish a complete exemption from, or entitlement to a reduction of, withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5 and except as set forth in Section 12.04(b) of the Credit Agreement, the Guarantor agrees to pay additional amounts and to indemnify each Guaranteed Creditor in the manner set forth in Section 5(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date or, in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Sections
1.13 or 12.04(b) of the Credit Agreement (unless the respective Guaranteed Creditor was already a Guaranteed Creditor immediately prior to such assignment or transfer), after the date of such assignment or transfer to such Guaranteed Creditor, in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes. "Home Jurisdiction Withholding Taxes" means, in the case of the Guarantor, withholding taxes imposed by the jurisdiction or political subdivision or taxing authority thereof or therein in which such Guarantor is organized.

     (c) Without prejudice to the survival of any other agreement of the Guarantor hereunder or under any other Credit Document, the agreements and obligations of the Guarantor contained in this Section 5 and in Section 12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

     Section 6. Representations and Warranties. The Guarantor hereby represents
                ------------------------------
and warrants as follows:

     (a) The Guarantor (i) is a duly organized and validly existing corporation under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and, if applicable, is in good standing in all jurisdictions where it is required to be so qualified or licensed except where a failure to be so qualified or authorized to do business would not have a Material Adverse Effect.

     (b) The Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable voidable preference, bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty nor compliance by the Guarantor with the terms and provisions thereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction, judgment, award, determination or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the material terms, covenants, conditions or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or any other material agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries or (iii) will violate any provision of the Articles of Association or equivalent constituent documents of the Guarantor. The Guarantor is not in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or other material agreement or other instrument, the violation or breach of which could have a Material Adverse Effect.

     (d) There are no actions, investigations, litigations, suits or proceedings pending or, to the knowledge of the Guarantor or any of its Subsidiaries, threatened, before any court, governmental agency or arbitrator with respect to the Guarantor or any of its Subsidiaries (i) that could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Guaranty.

     (e) Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or notice to, any foreign or domestic governmental or public body or authority or any other third party, or any subdivision thereof, is required to authorize or is required in connection with (i) the due execution, delivery, recordation, filing and performance by the Guarantor of this Guaranty or for the consummation of the transactions contemplated hereby or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

     (f) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (g) The Guarantor has, independently and without reliance upon the Administrative Agent or any other Guaranteed Creditor and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from any other Credit Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Credit Parties.

     (h) The Guarantor is, and, after giving effect to the transactions contemplated hereby, will be, Solvent.

     Section 7. Covenants. The Guarantor covenants and agrees that, so long as
                ---------
any part of the Guaranteed Obligations shall remain unpaid (other than indemnity and similar contingent obligations in respect of which no claim has been made and no amount remains outstanding), any Letter of Credit shall be outstanding or any Bank shall have any Commitment, unless the Required Banks shall otherwise consent in writing, as follows:

     (a)   Payment of Taxes. The Guarantor will pay and discharge all taxes,
           ----------------
assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, when due and all lawful claims for sums that have become due and payable when due which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) of the Credit Agreement or charge upon any properties of the Guarantor; provided that
                                                                 --------
the Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

     (b)   Corporate Franchises. The Guarantor will do, or cause to be done, all
           --------------------
things necessary to preserve and keep in full force and effect its existence, legal structure, legal name, rights (charter or statutory), permits, licenses, approvals, privileges, franchises and authority to do business.

     (c)   Compliance with Statutes, Etc. The Guarantor will comply with all
           ------------------------------
applicable laws, statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where such noncompliance would not have a Material Adverse Effect.

     Section 8. Amendments, Etc. No amendment or waiver of any provision of this
                ----------------
Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Banks or the Required Banks, as the case may be) and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing
--------  -------
and signed by all of the Guaranteed Creditors (other than any Bank that is, at such time, a Defaulting Bank), (a) reduce or limit the liability of the Guarantor hereunder or release the Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Guaranteed Creditors required to take any action hereunder.

     Section 9. Notices, Etc. All notices and other communications provided for
                -------------
hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to the Guarantor, addressed to it at the address set forth below the Guarantor's name on the signature pages hereof, if to the Administrative Agent or any Bank, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Guaranty shall be effective as delivery of a manually executed counterpart thereof.

     Section 10. No Waiver; Remedies. No failure on the part of the
                 -------------------
Administrative Agent or any other Guaranteed Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11. Right of Set-off. Upon (a) the occurrence and during the
                 ----------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 9 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of such Section 9, each Guaranteed Creditor and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Creditor or such Affiliate to or for the credit or the account of the Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Guaranteed Creditor shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Guaranteed Creditor agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application. The rights of each Guaranteed Creditor and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Guaranteed Creditor and its respective Affiliates may have.

     Section 12. Indemnification. Without limitation on any other Obligations of
                 ---------------
the Guarantor or remedies of the Guaranteed Creditors under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Creditor from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Guaranteed Creditor's legal counsel) suffered or incurred by such Guaranteed Creditor as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Relevant Credit Party enforceable against such Relevant Credit Party in accordance with their terms.

     Section 13. Continuing Guaranty; Assignments under the Credit Agreement.
                 -----------------------------------------------------------
This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) Maturity Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Guaranteed Creditors and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Guaranteed Creditor may assign or otherwise transfer all or any portion of its rights under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the obligations and benefits in respect thereof granted to such Guaranteed Creditor herein or otherwise, in each case as and to the extent provided in Section 12.04(b) of the Credit Agreement. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Guaranteed Creditors.

     Section 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a)
                 -------------------------------------------------------
This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) Any legal action or proceeding with respect to this Guaranty or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over the Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over the Guarantor. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Solely for the purposes of this Agreement, to the full extent permitted by law the Guarantor hereby appoints, as renewable invoices are paid in due course, CT Corporation System with an office on the date hereof at 1633 Broadway, New York, New York 10019 (the "Process Agent"), as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. The Guarantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Process Agent, such service to become effective 30 days after such mailing. The Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any Guaranteed Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

     (c) The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (d) To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (d) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

     (e) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at 11:00 A.M. on the second Business Day preceding that on which final judgment is given.

     (f) The obligation of the Guarantor in respect to any sum due in the Original Currency from it to any Guaranteed Creditor hereunder or held by such Guaranteed Creditor shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that, on the Business Day following receipt by such Guaranteed Creditor of any sum adjudged to be so due in such Other Currency, such Guaranteed Creditor may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Guaranteed Creditor in the Original Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guaranteed Creditor against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Guaranteed Creditor in the Original Currency, such Guaranteed Creditor agrees to remit to the Guarantor such excess.


     (g) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of this Agreement or any of the other Credit Documents, the transactions contemplated thereby or the actions of the Administrative Agent or any other Guaranteed Creditor in the negotiation, administration, performance or enforcement thereof.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address:                                             MODUS MEDIA INTERNATIONAL
________________                                     KABUSHIKI KAISHA
________________
                                                     By
Attention:                                               Name:
                                                         Title:






Acknowledged and Agreed:

NATIONSBANK OF TEXAS, N.A.
     as Administrative Agent

By_____________________________
  Name:
  Title:

MODUS MEDIA INTERNATIONAL
Borrowing Base Certificate
As of November 30, 1997
(Calculated on 12/15/97)
(U.S.$000s)

                                    U.S.        Japan      Singapore       Scotland         Total
Accounts Receivable
Eligible A/R                          --           --             --             --            --
Advance Rate                          85%          85%            85%            85%           85%
A/R Availability - sub total          --           --             --             --            --
Inventory
Total Inventory                   15,626           --             --             --        15,626
---------------

Eligible Inventory                13,288           --             --             --        13,288
Advance Rate                          60%          60%            60%            60%           60%
Inventory Availability             7,937           --             --             --         7,937
Fixed Assets
Eligible Fixed Assets (OLV)                       N/A                           N/A

Advance Rate                          75%                                        75%           75%
Fixed Asset Availability           5,000                                                    5,000
Other Assets
CST Guarantee                                  10,000                                      10,000

Total Availability                12,937       10,000             --             --        22,937



CITICORP North America
399 Park Avenue
New York, NY  10043

Attn.:

Pursuant to the provisions of the credit agreement, the undersigned officer of Modus Media International (the "Company") certifies the truth, accuracy and completeness of the attached information with respect to the accounts receivable and inventory of the company as of close of business on 11/30/97.

MODUS MEDIA INTERNATIONAL
Borrowing Base Certificate
As of November 30, 1997

(U.S.$000s)

                                     U.S.     Japan     Singapore       Scotland        Total
Accounts Receivable

Beginning A/R Balance:
Plus:          Sales
Minus:         Cash Collection
Plus/Minus:    Net Debits/Credits
Ending A/R Balance
Balance Sheet                                                                              --

Gross Accounts Receivable              --                                                  --
Less:  Past Due & Ineligibles                                                              --
-----------------------------
Past Dues greater than 60 Days                                                             --
Credit in Past Due                                                                         --
Total Past Dues                                                                            --

Ineligibles                                                                                --
-----------
Chargeback                                                                                 --
Contras                                                                                    --
Cross-age (50%)                                                                            --
Intercompany A/R                                                                           --
Non Trade A/R                                                                              --
Unbilled A/R                                                                               --
Other (estimated 5%)                             --            --             --           --
Total Ineligible                                 --            --             --           --

Total Past Dues & Ineligibles                    --            --             --           --

Eligible A/R                                     --            --             --           --

Advance Rate                           85%       85%           85%            85%          85%

A/R Availability - Sub Total                      --           --             --           --

MODUS MEDIA INTERNATIONAL
Borrowing Base Certificate
As of November 30, 1997
(Calculated on 12/15/97)
(U.S.$000s)

                                    U.S.      Japan     Singapore       Scotland         Total
Inventory
Balance Sheet:  Net               24,612                                                24,612

    Gross                         15,626                                                15,626
    -----
Less:  Ineligible                                                                           --
Unrealized Profit                                                                           --
Inventory in Transit                                                                        --
Inventory @ Third Party                                                                     --
Transfer Pricing                   1,147
Aged Inventory greater
  than Six Months                     --                                                    --
Obsolete & Slow Moving             1,251                                                 1,251
Other:  Not Pledgable                 --                                                    --
Retention of Titles                   --
Total Ineligible                   2,398                                                 2,398
Eligible Inventory                13,228                                                13,228

Advance Rate                          60%        60%           60%            60%           60%

Inventory Availability             7,937         --            --             --         7,937

MODUS MEDIA INTERNATIONAL
Borrowing Base Certificate
As of September 30, 1997
Calculated by NationsBank
-------------------------

(U.S.$000s)

                                                 U.S.

Accounts Receivable

Beginning A/R Balance:
Plus:             Sales
Minus:            Cash Collection
Plus/Minus:     Net Debits/Credits
Ending A/R Balance


                                 Amount        %          Aging        Difference
Gross Accounts Receivable        53,036      100.0%       66,494       13,458 Due to TLC write offs
Less:  Past Dues & Ineligibles
------------------------------
Past Dues greater than 60 Days    8,301       15.7%
Credit in Past Due                  260        0.5%
Total Past Dues                   8,561       16.1%

Ineligibles
-----------
Chargeback                                     0.0%
Contras                             765        1.4%
Cross-age (50%)                      51        0.1%
Intercompany A/R                               0.0%
Amts. Exceeding Customer Limit                 0.0%
Unbilled A/R                                   0.0%
Other:  Foreign                   1,474        2.8%
Total Ineligible                  2,290        4.3%

Total Past Dues & Ineligibles    10,851       20.5%

Eligible A/R                     42,185       79.5%

Advance Rate                         85%

A/R Availability - Sub Total     35,857       67.6%

Dilution                          5.9%                With TLC
                                  2.9%                Without TLC

Turnover                             69 days

                                                                       EXHIBIT H


                       FORM OF BORROWING BASE CERTIFICATE


MODUS MEDIA INTERNATIONAL
Borrowing Base Certificate
As of November 30, 1997
(Calculated on 12/15/97)
(U.S.$000s)

                                    U.S.       Japan      Singapore        Scotland        Total
Accounts Receivable
Eligible A/R                          --          --             --              --           --
Advance Rate                          85%         85%            85%             85%          85%
A/R Availability - sub total          --          --             --              --           --
Inventory
Total Inventory                   15,626          --             --              --       15,626
---------------

Eligible Inventory                13,288          --             --              --       13,288
Advance Rate                          60%         60%            60%             60%          60%
Inventory Availability             7,937          --             --              --        7,937
Fixed Assets
Eligible Fixed Assets (OLV)                      N/A                            N/A

Advance Rate                          75%                                        75%          75%
Fixed Asset Availability           5,000                                                   5,000
Other Assets
CST Guarantee                                 10,000                                      10,000

Total Availability                12,937      10,000             --              --       22,937



CITICORP North America
399 Park Avenue
New York, NY  10043

Attn.:

Pursuant to the provisions of the credit agreement, the undersigned officer of Modus Media International (the "Company") certifies the truth, accuracy and completeness of the attached information with respect to the accounts receivable and inventory of the company as of close of business on 11/30/97.

                                                                       EXHIBIT I


                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                           Date: _________ ___, ____


     Reference is made to the Credit Agreement dated as of December 15, 1997, among the Borrowers, the banks from time to time party thereto, NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, Citicorp USA, Inc., as Multi-Currency Agent, Documentation Agent and Collateral Agent, and NationsBank of Texas, N.A., as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. ____________ (the "Assignor") and ____________ (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 2 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facility listed in Item 2 of Annex 1, including, without limitation, all rights and obligations with respect to the Assigned Share of the Total Loan Commitment and of any outstanding Term Loans, Revolving Loans, Swingline Loans and Letters of Credit.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or the performance or observance by the Borrowers or any of their Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Annex I hereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and]
(v) agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank in accordance with such terms[; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty]./1/

     4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date on which (a) it is executed by the Assignor and the Assignee, (b) to the extent required by the Credit Agreement, the consent of the Administrative Agent and the Borrowers is received, (c) the Administrative Agent receives the assignment fee referred to in Section 12.04(b) of the Credit Agreement and (d) the registration of the transfer on the Register as provided in Section 7.12 of the Credit Agreement is made, or such later date as otherwise specified in Item 3 of Annex I (such date of effectiveness being the "Settlement Date").

     5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

     6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 4 of Annex I, (y) all Commitment Fees (if applicable) on the Assigned Share of the respective Commitments at the rate specified in Item 5 of Annex I and (z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 6 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fees and Letter of Credit Fees, to be paid by the Administrative Agent directly to the Assignee. It is further

-------------------------

1 Include if the Assignee is organized under the laws of a jurisdiction outside the United States.

agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

     7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Annex I to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.


                                             [NAME OF ASSIGNOR],
                                                  as Assignor


                                             By___________________________
                                                  Name:
                                                  Title:


                                             [NAME OF ASSIGNEE],
                                                  as Assignee


                                             By___________________________
                                                  Name:
                                                  Title:

[Acknowledged and Agreed:


NATIONSBANK OF TEXAS, N.A.,
as Administrative Agent


By_________________________
     Name:
     Title:


MODUS MEDIA INTERNATIONAL, INC.


By_________________________
     Name:
     Title:]/2/

--------------------
2 The consent of the Administrative Agent and the Borrowers is required only in connection

--------------------------------------------------------------------------------
     with assignments pursuant to clause (y) of Section 12.04(b) of the Credit Agreement (which consent shall not be unreasonably withheld or delayed).

                                                           ANNEX I TO ASSIGNMENT
                                                        AND ASSUMPTION AGREEMENT



                ANNEX I FOR ASSIGNMENT AND ASSUMPTION AGREEMENT


1.   Date of Assignment and Assumption Agreement:

2.   Amounts (as of the date set forth in item #1 above):



                                                             Total Revolving
                                                             Loan Commitment
                                                             ---------------

           a.  Aggregate Amount for all Banks                $_________

           b.  Assigned Share                                 _________%

           c.  Amount of Assigned Share                      $_________


3.  Settlement Date:

4.   Rate of Interest
     to the Assignee:    As set forth in Section 1.08 of the Credit Agreement
                         (unless otherwise agreed to by the Assignor and the Assignee)

5.   Commitment
     Fee Rate:           As set forth in Section 3.01 of the Credit Agreement
                         (unless otherwise agreed to by the Assignor and the Assignee)

-------------------
3 The Borrowers and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

4 The Borrowers and the Administrative Agent shall direct the entire amount of the interest

6. Letter of Credit








--------------------------------------------------------------------------------
     to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

            Fee Rate:          As set forth in Section 3.01(b) of the Credit
                               Agreement (unless otherwise agreed to by the Assignor and the Assignee)5

Effective Date (if other than date of acceptance by Agent):
6
________ __, 199_


                                        [NAME OF ASSIGNOR], as Assignor

                                        By__________________________________
                                          Name:
                                          Title:

                                        Dated: _________ __, 199_

                                        [NAME OF ASSIGNEE], as Assignee

                                        By__________________________________
                                          Name:


--------------------------
5 The Borrowers and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

6 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.




                                       5


                                         Dated:     , 199_

                                         Domestic Lending Office:


                                         Eurodollar Lending Office:

                                                                     EXHIBIT J-1



                     FORM OF INTERCOMPANY PROMISSORY NOTE

[Local Currency]___________

                                                             ________  ___, ____



                  FOR VALUE RECEIVED, ______________________, a ____________
corporation (the "Payor"), HEREBY PROMISES TO PAY ON DEMAND to the order of ____________, or its registered assigns (the "Payee"), [LOCAL CURRENCY IN WORDS] or such lesser principal amount as may from time to time be outstanding hereunder and be owing by the Payor to the Payee in lawful money of the [Applicable Jurisdiction] in immediately available funds, at such location in the [Applicable Jurisdiction] as the Payee shall from time to time designate.

                  1. The Payor promises also to pay interest on the unpaid principal amount from time to time outstanding hereunder in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Payor and Payee.

                  2. This Intercompany Promissory Note is one of the Intercompany Notes referred to in the Credit Agreement dated as of ________ __, 1997, among Modus Media International, Inc., a Delaware corporation ("MMI"), Modus Media International Limited, an English company ("MMI-UK"), Modus Media International Ireland (Holdings), an Irish company, ("Ireland Holdings"), Modus Media International Pte. Ltd., a Singapore company ("MMI-Singapore"), Modus Media International Pty. Ltd., an Australian company ("MMI-Australia") and Modus Media International B.V., a Netherlands company ("MMI-Netherlands" and, together with MMI-UK, Ireland Holdings, MMI-Singapore, MMI-Australia and MMI-Netherlands, the "Local Currency Borrowers"; MMI and the Local Currency Borrowers are referred to herein collectively as the "Borrowers"), Modus Media International Holdings, Inc., the lenders from time to time party thereto, NationsBanc Montgomery Securities, LLC, as Arranger and Syndication Agent, Citibank, N.A., as Multi-Currency Agent, Documentation Agent and Collateral Agent, and NationsBank, N.A., successor in interest by merger with NationsBank of Texas, N.A., as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined) and is subject to the terms thereof, and shall be pledged by the Payee pursuant to the Security Agreement. The Payor hereby acknowledges and agrees that the Collateral Agent pursuant to and as defined in the Security Agreement may exercise all rights provided therein with respect to this Intercompany Promissory Note.

                  3. The indebtedness evidenced by this Intercompany Promissory Note (together with any interest or other amounts payable hereunder or in connection herewith, the "Subordinated Indebtedness") is, and shall be, subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth and in accordance with the provisions of Section 8.14(i) of the Credit Agreement, as amended by that certain Seventh Amendment to Credit Agreement and Waiver dated as of June , 1999, to the prior payment in full in cash of all obligations of the Payor now or hereafter existing under or in respect of:

                  (a) the Credit Documents, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in paragraph 7 below, whether or not such interest accrues after the filing of such petition for purposes of the U.S. Federal Bankruptcy Code or is an allowed claim in such proceeding), fees, commissions, expenses or otherwise; and

                  (b) any and all amendments, modifications, extensions, refinancings, renewals and refundings of the obligations referred to in clause (a) of this paragraph 3 that are made in accordance with the applicable terms thereof (all such obligations under clauses (a) and (b) of this paragraph being, collectively, the "Senior Indebtedness").

For the purposes of the provisions hereof, the Senior Indebtedness shall not be deemed to have been paid in full until the date of payment in full in cash of the aggregate principal amount of all outstanding Loans and all interest accrued thereon, all fees and expenses then due and payable in connection therewith and all other Senior Indebtedness then due and payable.

                  4. So long as the Senior Indebtedness shall not have been paid in full, the Payee shall not (a) ask, demand, sue for, take or receive from the Payor, directly or indirectly, in cash or other property or by setoff or in any manner (including, without limitation, from or by way of collateral), payment of all or any of the Subordinated Indebtedness, except as and to the extent expressly permitted hereunder and under Section 8.14 of the Credit Agreement, as amended by that certain Seventh Amendment to Credit Agreement and Waiver dated as of June , 1999, or (b) commence, or join with any creditor other than the Administrative Agent or any Bank in commencing, or assist the Payor in commencing, any proceeding referred to in paragraph 7 below.

                  5. Upon the occurrence and during the continuance of a Default, no payment or distribution of any assets of the Payor of any kind or character (including, without limitation, any payment that may be payable by reason of any other indebtedness of the Payor being subordinated to payment of the Subordinated Indebtedness) shall be made by or on behalf of the Payor for or on account of any Subordinated Indebtedness, and the Payee shall not ask, demand, sue for, take or receive from the Payor, directly or indirectly, in cash or other property or by setoff or in any other manner (including, without limitation, from or by way of collateral), payment of all or any of the Subordinated Indebtedness, unless and until such Default shall have been cured or waived in writing or such Senior Indebtedness shall have been paid in full, after which the Payor may resume making any and all required payments in respect of the Subordinated Indebtedness (including any missed payments).

                  6. The Payee shall promptly notify the Administrative Agent of the occurrence of any default under the Subordinated Indebtedness.

                  7. In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Payor or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any federal (whether U.S. or otherwise) or state bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Payor or otherwise, the Banks shall be entitled to receive payment in full of all of the Senior Indebtedness before the Payee is entitled to receive any payment or distribution of any kind or character on account of all or any of the Subordinated Indebtedness, and, to that end, any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Indebtedness in any such dissolution, winding up, liquidation, case, proceeding, assignment, marshalling or otherwise (including, without limitation, any payment that may be payable by reason of any other indebtedness of the Payor being subordinated to payment of the Subordinated Indebtedness) shall be paid or delivered directly to the Administrative Agent for the account of the Banks for application (in the case of cash) to, or as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness until all of the Senior Indebtedness shall have been paid in full.

                  8. Subject to the provisions of Section 8.14(i) of the Credit Agreement, as amended by that certain Seventh Amendment to Credit Agreement and Waiver dated as of June , 1999, in the event that any Subordinated Indebtedness is declared due and payable before its stated maturity, if any, the Banks shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all of the Senior Indebtedness before the Payee is entitled to receive any payment (including, without limitation, any payment that may be payable by reason of the payment of any other indebtedness of the Payor being subordinated to the payment of the Subordinated Indebtedness) by the Payor on account of the Subordinated Indebtedness.

                  9. Until such time as the Senior Indebtedness has been paid in full, if any proceeding referred to in paragraph 7 above is commenced by or against the Payor:

                  (a) the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Payee or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in paragraph 7 above and give acquittance therefor, and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Indebtedness or enforcing any lien or any other security interest securing payment of the Subordinated Indebtedness) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent hereunder; and

                  (b) the Payee shall duly and promptly take such action as the Administrative Agent may request (i) to collect the Subordinated Indebtedness for the account of the Banks and to file appropriate claims or proofs of claim in respect of the Subordinated Indebtedness,
         (ii) to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any liens and any other security interests securing payment of, the Subordinated Indebtedness and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Subordinated Indebtedness.

                  10. The Payor agrees that it will not make any payment upon or with respect to any of the Subordinated Indebtedness, or take any other action, in contravention of the provisions of this Intercompany Promissory Note.

                  11. All payments or distributions upon or with respect to the Subordinated Indebtedness that are received by the Payee contrary to the provisions of this Intercompany Promissory Note shall be received in trust for the benefit of the Banks, shall be segregated from other property or funds held by the Payee and shall be forthwith paid over or delivered directly to the Administrative Agent for the account of the Banks in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness in accordance with the terms of the Credit Documents.

                  12. The Administrative Agent is hereby authorized to demand specific performance of these provisions, whether or not the Payor shall have complied with any of the provisions hereof applicable to it, at any time when the Payee shall have failed to comply with any of these provisions. The Payee hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                  13. Other than as and to the extent permitted in the Credit Agreement, the Payee will not:

                  (a) (i) cancel or otherwise discharge any of the Subordinated Indebtedness (except upon payment in full of the Senior Indebtedness); (ii) convert or exchange any of the Subordinated Indebtedness into or for any other indebtedness or equity interest; or
         (iii) subordinate any of the Subordinated Indebtedness to any indebtedness of the Payor other than the Senior Indebtedness;

                  (b) sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Indebtedness other than the pledge of the instruments evidencing the Subordinated Indebtedness to the Collateral Agent for its benefit and the benefit of the Banks; or

                  (c) permit the terms of any of the Subordinated Indebtedness to be changed in such a manner as could reasonably be expected to have an adverse effect upon the rights or interests of the Administrative Agent or any Bank hereunder.

                  14. No payment or distribution to the Administrative Agent pursuant to the provisions hereof shall entitle the Payee to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full provided however that the Payee shall not be precluded from exercising its rights to receive payment from the Payor hereunder until the payment in full of the debt evidenced by this Intercompany Promissory Note.

                  15. In accordance with the terms and conditions of the Credit Agreement, the holders of the Senior Indebtedness may, at any time and from time to time, without any consent of or notice to the Payee or any other holder of the Subordinated Indebtedness and without impairing or releasing the obligations of the Payee hereunder:

                  (a) change the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness (including any change in the rate of interest thereon) or any other obligations of the Payor or the Borrowers under the Credit Documents, or amend or waive or consent to any departure from any Credit Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrowers or any of their Subsidiaries or otherwise;

                  (b) take, exchange, release or not perfect any collateral, or take, release, amend, waive or consent to any departure from any other guaranty, or all or any of the Senior Indebtedness;

                  (c) apply collateral, or proceeds thereof, to all or any of the Obligations, or sell or otherwise dispose of any collateral for all or any of the Obligations or any other Obligations of the Borrowers or any of their Subsidiaries under the Credit Documents or any other assets of the Borrowers or any of their Subsidiaries;

                  (d) consent to the change, restructuring or termination of the corporate structure or existence of the Borrowers or any of their Subsidiaries;

                  (e) fail to disclose to the Borrowers any information relating to the financial condition, operations, properties or prospects of the Borrowers now or in the future known to any holder of Senior Indebtedness (the Payor waiving any duty on the part of each such holder of Senior Indebtedness to disclose such information);

                  (f) exercise or refrain from exercising any rights against the Payor or any other Person; and

                  (g) apply to the Senior Indebtedness any sums from time to time received.

                  16. The foregoing provisions regarding subordination are and are intended solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness, on the one hand, and the holders of the Subordinated Indebtedness, on the other hand. Such provisions are for the benefit of the holders of the Senior Indebtedness and shall inure to the benefit of, and shall be enforceable by, the Administrative Agent and the Banks, directly against the holders of the Subordinated Indebtedness, and no holder of the Senior Indebtedness shall be prejudiced in its right to enforce subordination of any of the Subordinated Indebtedness by any act or failure to act by the Payor or anyone in custody of its property or assets. Nothing contained in the foregoing provisions is intended to or shall impair, as between the Payor and the holders of the Subordinated Indebtedness, the obligations of the Payor to such holders.

                  17. The Payee is hereby authorized (but not required) to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Intercompany Promissory Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein provided, however, that the failure of the Payee to so record such information shall not affect the Payor's obligations hereunder.

                  18. The undersigned agrees to pay on demand all reasonable costs and expenses (including reasonable fees and expenses of counsel) incurred by the Payee in enforcing this Intercompany Promissory Note.

                  19. The Payor hereby waives presentment for payment, demands, notice of dishonor and protest of this Intercompany Promissory Note and further agrees that none of the terms or provisions hereof may be waived, altered, modified or amended, except as the Payee may consent in a writing duly signed for and on their behalf.

                  20. No amendment, waiver or modification of this Intercompany Promissory Note (including, without limitation, the subordination provisions hereof), and no consent to any departure herefrom, shall adversely affect the Administrative Agent or the Banks in any manner unless the same shall be in writing and signed by the Administrative Agent and the Banks, and then such waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  21. All rights and interests of the Administrative Agent and the Banks hereunder, and all agreements and obligations of the Payee and Payor under this Intercompany Promissory Note, shall remain in full force and effect irrespective of:

                        (a) any lack of validity or enforceability of the Credit Agreement, the Notes, and any other Credit Document or any other agreement or instrument relating thereto;

                        (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrowers under any Credit Document, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes or any other Credit Document, including, without limitation, any increase in such Obligations resulting from the extension of additional credit to the Borrowers or any of their Subsidiaries or otherwise;

                        (c) any taking, exchange, release or nonperfection of any other collateral or any taking, release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations of the Borrowers under any Credit Document;

                        (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations of the Borrowers under any Credit Document, or any manner of sale or other disposition of any collateral for all or any of such Obligations or any other assets of the Borrowers or any of their Subsidiaries;

                        (e) any change, restructuring or termination of the structure or existence of the Borrowers or any of their Subsidiaries;

                        (f) any other circumstances (including, without limitation, any statute of limitations to the fullest extent permitted by applicable law or any existence of or reliance on any representation by the Administrative Agent or any Bank) which might otherwise constitute a defense available to, or a discharge of, the Borrowers or any other guarantor or surety or the Payee.

This Intercompany Promissory Note shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations of the Borrowers under any Credit Document is rescinded or must otherwise be returned by the Borrowers, the Administrative Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Payor, the Borrowers or otherwise, all as though such payment had not been made.

                  22. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Payee, the Payor, the Administrative Agent or any Bank, at its address specified in the Credit Agreement, or as to each party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

                  23. This Intercompany Promissory Note is a continuing agreement and shall (i) remain in full force and effect until the payment in full of the debt evidenced hereby, (ii) be binding upon the Payee, the Payor and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loan and any Notes to be held by it) to any other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Section 11 (concerning the Agent) of the Credit Agreement.

                  24. No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  25. No failure or delay on the part of the Payee in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

                  26. All payments under this Intercompany Promissory Note shall be made without counterclaim or deduction of any kind.


                  27. THIS INTERCOMPANY PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

                  28. By its acceptance hereof in the space provided below, the Payee hereby (1) acknowledges and agrees that this Intercompany Promissory Note amends and restates in its entirety each and every other promissory note heretofore executed by the undersigned in favor of the Payee and (2) unconditionally and irrevocably waives, to the extent permitted by law, all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Intercompany Promissory Note, any other Credit Document or the transactions contemplated thereby.

                                               [NAME OF PAYOR]



                                               By
                                                 -----------------------------
                                                  Name:
                                                  Title:





Pay to the order of





[NAME OF PAYEE]



By
  ----------------------------
   Name:
     Title:

                        ADVANCE AND PAYMENTS OF PRINCIPAL


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         Date                  Amount of           Principal Paid        Unpaid Principal           Notation
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

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

                                                                       Exhibit K
 .
                         FORM OF PROCESS AGENT LETTER


                        [Letterhead of CT Corporation]



                                         December __, 1997



To:  Each of the Lenders party to the
     Credit Agreement referred to below
     and to NationsBank of Texas, N.A., as
     Administrative Agent for such Lenders


          Corporate Software and Technology Holdings, Inc., Corporate Software
          --------------------------------------------------------------------
          and Technology, Inc., Corporate Software and Technology GmbH, Topsoft
          ----------------------------------------------------------------------
          Mailorder GmgH, Corporate Software and Technology Limited and
          -------------------------------------------------------------
          International Software Limited
          ------------------------------
Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement dated as of December __, 1997 (as amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein being used herein
                 ----------------
with the same meaning) among Corporate Software and Technology Holdings, Inc. and Corporate Software and Technology, Inc. as the Borrowers, various banks party thereto (the [_]Lenders[_]), NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent and NationsBank of Texas, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

          Pursuant to [Section 5.23] of the Credit Agreement, the Borrowers have appointed the undersigned (with an office on the date hereof at 1633 Broadway, New York, New York 10019, United States) as Process Agent to receive on behalf of the Borrowers and their property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or federal court sitting in New York City arising out of or relating to the Credit Agreement, any of the Transaction Documents or any other documents contemplated by the Credit Agreement.

     The undersigned hereby accepts such appointment as Process Agent and agrees with each of you that (i) the undersigned will not terminate the undersigned's agency as such Process Agent prior to 2 years after termination of Credit Agreement (and hereby acknowledges that the undersigned has been paid in full by the Borrowers for its services as Process Agent through such date), (ii) the undersigned will maintain an office in New York City through such date and will give the Agent prompt notice of any change of address of the undersigned, (iii) the undersigned will perform its duties as Process Agent in accordance with [Section 5.23] of the Credit Agreement and (iv) the undersigned will forward forthwith to the Borrowers at the address specified opposite their respective signature in the Credit Agreement or in the other relevant Transaction Documents, as the case may be, copies of any summons, complaint and other process which the undersigned receives in connection with its appointment as Process Agent.

     This acceptance and agreement shall be binding upon the undersigned and all successors of the undersigned including all persons hereafter acting in the capacity of the undersigned or otherwise in charge of the office of the undersigned.

Very truly yours,

CT CORPORATION SYSTEM



By:__________________
  Name:
  Title:

                                                                  EXECUTION COPY



                                PARENT GUARANTY


                            Dated December 15, 1997


                                      From


                          THE GUARANTORS NAMED HEREIN


                                 as Guarantors
                                 -- ----------


                                  in favor of


                    THE GUARANTEED CREDITORS REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                       T A B L E   O F   C O N T E N T S
                       - - - - -   - -     - - - - - - -



Section                                                              Page

1.  Guaranty; Limitation of Liability                                  1

2.  Guaranty Absolute                                                  1

3.  Waivers and Acknowledgments                                        3

4.  Subrogation                                                        3

5.  Net Payments                                                       4

6.  Representations and Warranties                                     7

7.  Covenants                                                          8

8.  Amendments, Etc.                                                   9

9.  Notices, Etc.                                                      9

10.  No Waiver; Remedies                                              10

11.  Right of Set-off                                                 10

12.  Indemnification                                                  10

13.  Continuing Guaranty; Assignments under the Credit Agreement      11

14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.          11

GUARANTY


     GUARANTY dated December 15, 1997 made by Corporate Software & Technology Holdings, Inc. (the "Guarantor"), in favor of the Guaranteed Creditors (as defined in the Credit Agreement referred to below).

     PRELIMINARY STATEMENT. Corporate Software & Technology Holdings, Inc., a Delaware corporation ("Holdings"), Corporate Software & Technology, Inc., a Delaware Corporation (the "Borrower"), are parties to a Credit Agreement dated as of December 15, 1997 (such Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Banks party thereto, NationsBank, N.A. ("NationsBank"), as administrative agent (the "Administrative Agent") for the Banks and NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent. The Guarantor may receive a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Banks under the Credit Agreement from time to time that the Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Loans and to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

     Section 1.  Guaranty; Limitation of Liability.  The Guarantor hereby
                 ---------------------------------
absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Credit Parties now or hereafter existing under the Credit Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all
                       ----------------------
expenses (including counsel fees and expenses) incurred by the Administrative Agent or any other Guaranteed Creditor in enforcing any rights under this Guaranty and the other Credit Documents. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Credit Party to the Administrative Agent or any other Guaranteed Creditor under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Credit Party.

     Section 2.  Guaranty Absolute.  The Guarantor guarantees that the
                 -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Guaranteed Creditor with respect thereto. The Obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Credit Party or whether any Borrower or any other Credit Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents, or any other amendment or waiver of or any consent to departure from any Credit Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Credit Documents or any other assets of any Credit Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

          (f) any failure of any Guaranteed Creditor to disclose to any Credit Party any information relating to the financial condition, operations, properties or prospects of any other Credit Party now or in the future known to any Guaranteed Creditor (each Guarantor waiving any duty on the part of the Guaranteed Creditor to disclose such information);

          (g) the failure of any other person to execute this Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other surety with respect to the Guaranteed Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Guaranteed Creditor that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Creditor or any other holder of a Note upon the insolvency, bankruptcy or reorganization of any Borrower or any other Credit Party or otherwise, all as though such payment had not been made.

          Section 3.  Waivers and Acknowledgments.  (a)  The Guarantor hereby
                      ---------------------------
waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Creditor protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any Collateral.

          (b) The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c) The Guarantor hereby waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Guaranteed Creditors which in any manner impairs, reduces, releases or otherwise adversely affects the Guarantor's subrogation, reimbursement, exoneration, contribution or indemnification rights or other rights to proceed against any Credit Party or any other Person or any Collateral, and (ii) any defense based on any right of set-off or counterclaim (other than a compulsory counterclaim) against or in respect of such Guarantor's obligations hereunder.

          (d) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

          Section 4.  Subrogation.  The Guarantor will not exercise any rights
                      -----------
that it may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Guaranteed Creditor against any Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and
(ii) the Maturity Date, such amount shall be held in trust for the benefit of the Guaranteed Creditors and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to the Administrative Agent or any other Guaranteed Creditor of all or any part of the Guaranteed Obligations,
(ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agent and the other Guaranteed Creditors will, at the Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

          Section 5.  Net Payments  (a)  All payments made by the Guarantor
                      ------------
hereunder will be made without set off, counterclaim or other defense. Except as provided in Section 5(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Guaranteed Creditor pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Guarantor agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Guaranty, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Guarantor agrees to reimburse each Guaranteed Creditor, upon the written request of such Guaranteed Creditor, for Taxes imposed on or measured by the net income or net profits of such Guaranteed Creditor pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Guaranteed Creditor is located and for any withholding of Taxes as such Guaranteed Creditor shall determine are payable by, or withheld from, such Guaranteed Creditor in respect of such amounts so paid to or on behalf of such Guaranteed Creditor pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Guaranteed Creditor pursuant to this sentence. The Guarantor will furnish to the Administrative Agent within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Guarantor. The Guarantor agrees to indemnify and hold harmless each Guaranteed Creditor, and reimburse such Guaranteed Creditor upon its written request, for the amount of any Taxes so levied or imposed and paid by such Guaranteed Creditor.

          (b) Each Guaranteed Creditor agrees to deliver to the Guarantor and the Administrative Agent on or prior to the Effective Date, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Section 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Guaranteed Creditor, any form or certificate that is required by any taxing authority to demonstrate such Guaranteed Creditor's entitlement to an exemption from or reduction in Home Jurisdiction Withholding Taxes (as defined below), if any, with respect to payments to be made under this Guaranty including, if applicable (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, or (ii) if the Guaranteed Creditor is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C to the Credit Agreement (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Guaranteed Creditor's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Guaranty, provided, however, that such Guaranteed Creditor
                                --------  -------
shall have been advised in writing by the Guarantor of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and applicable lending office of such Guaranteed Creditor set forth on Annex I to the Credit Agreement, or in the case of a Guaranteed Creditor that is an assignee or transferee of an interest under the Credit Agreement pursuant to Sections 1.13 or 12.04 thereof (unless the respective Guaranteed Creditor was already a Guaranteed Creditor thereunder immediately prior to such assignment or transfer) the jurisdiction of organization and Applicable Lending Office of such Guaranteed Creditor set forth in the Assignment and Assumption Agreement pursuant to which it became a Guaranteed Creditor, or such other branch or office of any Guaranteed Creditor designated by such Guaranteed Creditor from time to time. If any form or document referred to in this subsection (b) requires the disclosure of information greater than that required on the date hereof by Forms 1001 or 4224 and which a Guaranteed Creditor reasonably considers to be confidential, such Guaranteed Creditor shall give notice thereof to the Guarantor and shall not be obligated to include in such form or document such confidential information. In addition, each Guaranteed Creditor agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, upon the written request of the Guarantor (but only if the Guaranteed Creditor remains lawfully able to do so) it will deliver to such Guarantor and the Administrative Agent a new accurate and complete form or certificate that is required by any taxing authority including, if applicable, two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Guaranteed Creditor to a continued exemption from or reduction in Home Jurisdiction Withholding Taxes, if any, with respect to payments under this Guaranty, or it shall immediately notify the Guarantor and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Guaranteed Creditor shall not be required to deliver any such Form or Certificate pursuant to this Section 5(b). Notwithstanding anything to the contrary contained in Section 5(a), but subject to Section 12.04(b) of the Credit Agreement and the immediately succeeding sentence, (x) each Guarantor shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes from interest, fees or other amounts payable hereunder for the account of any Guaranteed Creditor to the extent that such Guaranteed Creditor has not provided to the Guarantor the form or certificate that establishes a complete exemption from, or entitlement to a reduction of, such deduction or withholding and (y) the Guarantor shall not be obligated pursuant to Section 5(a) to gross-up payments to be made to a Guaranteed Creditor in respect of income or similar taxes imposed if (I) such Guaranteed Creditor has not provided to the Guarantor the form or certificate required to be provided to the Guarantor pursuant to this Section 5(b) or (II) in the case of a payment, other than interest, to a Guaranteed Creditor described in clause (ii) above, to the extent that such form or certificate does not establish a complete exemption from, or entitlement to a reduction of, withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5 and except as set forth in
Section 12.04(b) of the Credit Agreement, the Guarantor agrees to pay additional amounts and to indemnify each Guaranteed Creditor in the manner set forth in
Section 5(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes. "Home Jurisdiction Withholding Taxes" means, in the case of the Guarantor, withholding taxes imposed by the jurisdiction or political subdivision or taxing authority thereof or therein in which such Guarantor is organized.

          (c) Without prejudice to the survival of any other agreement of the Guarantor hereunder or under any other Credit Document, the agreements and obligations of the Guarantor contained in this Section 5 and in Section 12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

          Section 6.  Representations and Warranties.  The Guarantor hereby
                      ------------------------------
represents and warrants as follows:

          (a) The Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified or licensed.

          (b) The Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty nor compliance by the Guarantor with the terms and provisions thereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction, judgment, award, determination or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or any other material agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries or
(iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor or any of its Subsidiaries. Neither the Guarantor nor any of its Subsidiaries is in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease, loan agreement, credit agreement or other material agreement or other instrument, the violation or breach of which could have a Material Adverse Effect.

          (d) There are no actions, investigations, litigations, suits or proceedings pending or, to the knowledge of the Guarantor or any of its Subsidiaries, threatened, before any court, governmental agency or arbitrator with respect to such Guarantor or any of its Subsidiaries (i) that could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Guaranty.

          (e) Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or notice to, any foreign or domestic governmental or public body or authority or any other third party, or any subdivision thereof, is required to authorize or is required in connection with (i) the due execution, delivery, recordation, filing and performance by the Guarantor of this Guaranty or for the consummation of the transactions contemplated hereby, or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

          (f) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

          (g) The Guarantor has, independently and without reliance upon the Administrative Agent or any other Guaranteed Creditor and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from any other Credit Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Credit Parties.

          (h) The Guarantor is, and, after giving effect to the transactions contemplated hereby, individually and together with its Subsidiaries, will be Solvent.

          Section 7.  Covenants.  The Guarantor covenants and agrees that, so
                      ---------
long as any part of the Guaranteed Obligations shall remain unpaid (other than indemnity and similar contingent obligations in respect of which no claim has been made and no amount remains outstanding), any Letter of Credit shall be outstanding or any Bank shall have any Commitment, the Guarantor will, unless the Required Banks shall otherwise consent in writing as follows:

               (a) Payment of Taxes.  The Guarantor will pay and discharge, and
                   ----------------
     will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, when due and all lawful claims for sums that have become due and payable when due which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) of the Credit Agreement or charge upon any properties of the Guarantor or any of its Subsidiaries; provided that neither the Guarantor nor any of its
                              --------
     Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

               (b) Corporate Franchises.  Such Guarantor will do, and will cause
                   --------------------
     each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, legal structure, legal name, rights (charter or statutory), permits, licenses, approvals, privileges, franchises and authority to do business.

               (c) Compliance with Statutes, Etc.  Each Guarantor will, and will
                   -----------------------------
     cause each of its Subsidiaries to, comply with all applicable laws, statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where such noncompliance would not have a Material Adverse Effect.

          Section 8.  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Banks or the Required Banks, as the case may be) and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in
       --------  -------
writing and signed by all of the Guaranteed Creditors (other than any Bank that is, at such time, a Defaulting Bank), (a) reduce or limit the liability of the Guarantor hereunder or release the Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Guaranteed Creditors required to take any action hereunder.

          Section 9.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to the Guarantor, addressed to it at the address set forth below the Guarantor's name on the signature pages hereof, if to the Administrative Agent or any Bank, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Guaranty shall be effective as delivery of a manually executed counterpart thereof.

          Section 10.  No Waiver; Remedies.  No failure on the part of the
                       -------------------
Administrative Agent or any other Guaranteed Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 11.  Right of Set-off.  Upon (a) the occurrence and during the
                       ----------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 9 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of such Section 9, each Guaranteed Creditor and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Creditor or such Affiliate to or for the credit or the account of the Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Guaranteed Creditor shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Guaranteed Creditor agrees promptly to notify the Guarantor after any such set-off and application; provided, however, that the failure to
                                        --------  -------
give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Creditor and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Guaranteed Creditor and its respective Affiliates may have.

          Section 12.  Indemnification.  Without limitation on any other
                       ---------------
Obligations of the Guarantor or remedies of the Guaranteed Creditors under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Creditor from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Guaranteed Creditor's legal counsel) suffered or incurred by such Guaranteed Creditor as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Relevant Credit Party enforceable against such Relevant Credit Party in accordance with their terms.

          Section 13.  Continuing Guaranty; Assignments under the Credit
                       -------------------------------------------------
Agreement.  This Guaranty is a continuing guaranty and shall (a) remain in full
---------
force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and
(ii) Maturity Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Guaranteed Creditors and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Guaranteed Creditor may assign or otherwise transfer all or any portion of its rights under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by
it) to any other Person, and such other Person shall thereupon become vested with all the obligations and benefits in respect thereof granted to such Guaranteed Creditor herein or otherwise, in each case as and to the extent provided in Section 12.04(b) of the Credit Agreement. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Guaranteed Creditors.

          Section 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
                       -------------------------------------------------------
(a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over the Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Solely for the purposes of this Guaranty, to the full extent permitted by law the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. The Guarantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Process Agent, such service to become effective 30 days after such mailing. The Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any Guaranteed Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

          (c) The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (d) To the extent that such Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Guarantor to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (d) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

          (e) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at 11:00 A.M. on the second Business Day preceding that on which final judgment is given.

          (f) The obligation of the Guarantor in respect to any sum due in the Original Currency from it to any Guaranteed Creditor hereunder or held by such Guaranteed Creditor shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that, on the Business Day following receipt by such Guaranteed Creditor of any sum adjudged to be so due in such Other Currency such Guaranteed Creditor may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Guaranteed Creditor in the Original Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guaranteed Creditor against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Guaranteed Creditor in the Original Currency, such Guaranteed Creditor agrees to remit to the Guarantor such excess.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          (g) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of this Guaranty, the transactions contemplated hereby or the actions of the Collateral Agent or any other Guaranteed Creditor in the negotiation, administration, performance or enforcement hereof.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


Address:                      CORPORATE SOFTWARE & TECHNOLOGY
                              HOLDINGS, INC.
________________
________________
                              By
Attention:                      Name:
                                Title:



Acknowledged and Agreed:

NATIONSBANK OF TEXAS, N.A.
     as Administrative Agent


By_____________________________
  Name:
  Title:

                                                             EXHIBIT M - FORM OF
                                                             CREDIT AGREEMENT
                                                             SUPPLEMENT


                                                                          [DATE]


To each of the Banks under the Credit
   Agreement referred to below


Ladies and Gentlemen:

          Reference is made to the Credit Agreement dated as of December ___, 1997 (as amended or modified from time to time, the "Credit Agreement") among
                                                     ----------------
Modus Media International, Inc., a Delaware company and Modus Media International Kabushiki Kaisha, a Japanese company, and the other Borrowers (as defined in the Credit Agreement) party thereto, Modus Media International Holdings, Inc., a Delaware company, the Banks (as defined in the Credit Agreement), NationsBanc Montgomery Securities, Inc., as Arranger and Syndication Agent, Citicorp USA, Inc., as Documentation Agent, Collateral Agent and Multi-Currency Agent, and NationsBank of Texas N.A., Inc., as Administrative Agent (the "Administrative Agent"). Terms defined in the Credit Agreement are used
      --------------------
herein with the same meaning.

          [NAME AND JURISDICTION OF INCORPORATION OF ADDITIONAL BORROWER] (the "Additional Borrower"), in consideration of the agreement of each Bank to extend
--------------------
credit to it from time to time under, and on the terms and conditions set forth in, the Credit Agreement does hereby assume each of the obligations imposed upon a Borrower under the Credit Agreement and agrees to be bound by all of the terms and conditions of the Credit Agreement.

     The Additional Borrower hereby agrees as follows:

          1. The Additional Borrower hereby agrees, as of the date first above written, to be bound as a Borrower by all of the terms and conditions of the Credit Agreement to the same extent as each of the other Borrowers as if it had been a party thereto as a Borrower. The Additional Borrower further agrees, as of the date first above written, that each reference in the Credit Agreement to a "Borrower" shall, as and where the context
                                --------
     requires also mean and be a reference to the Additional Borrower, and each reference in any other Credit Document to a "Borrower" or a "Credit Party"
                                                  --------        ------------
     shall also mean, as and where the context requires and be a reference to the Additional Borrower.

          2. The Additional Borrower hereby represents and warrants to the Administrative Agent and each of the Banks that the representations and warranties contained in each Credit Document are correct on and as of the date hereof as though made on and as of such date other than any such representations and warranties that, by their terms, refer to a date other than the date hereof, in which case as of such specific date (provided that the
                                                     --------
     representations and warranties referred to therein may be qualified, to the reasonable satisfaction of the Administrative Agent, to take into account requirements of the local laws of the foreign jurisdiction in which the Additional Borrower is incorporated or conducts its business).

          3. Pursuant to the terms of the Credit Agreement, the Administrative Agent hereby indicates its approval of the Additional Borrower.

          4. (a) THIS CREDIT AGREEMENT SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement Supplement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Credit Agreement Supplement, the Additional Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Additional Borrower hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Additional Borrower, and agrees not to plead or claim, in any legal action or proceeding with respect to this Credit Agreement Supplement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over the Additional Borrower. The Additional Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Additional Borrower hereby irrevocably appoints CT Corporation System with an office on the date hereof at 1633 Broadway, New York, New York 10019 (the "Process Agent"), as its agent to receive on behalf of the Additional Borrower and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. The Additional Borrower irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Additional Borrower at its address set forth on the signature pages hereof, such service to become effective 30 days after such mailing. The Additional Borrower hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Administrative Agent, the Collateral Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Additional Borrower in any other jurisdiction.

          (b) The Additional Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement Supplement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) To the extent that the Additional Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Additional Borrower to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Credit Agreement Supplement or any other Credit Document and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (c) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, or any other similarly applicable foreign law and are intended to be irrevocable for purposes of such Act or any other similarly applicable foreign law.


          5. The Additional Borrower hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Credit Agreement Supplement or any of the other Credit Documents to which it is a party, or the actions of the Administrative Agent or any Bank in the negotiation, administration, performance or enforcement thereof.


                                    Very truly yours,

                                    [NAME OF ADDITIONAL BORROWER]



                                    By _______________________________
                                      Name:
                                      Title:
                                      Address:

                                    Accepted and Agreed:

                                    NATIONSBANK OF TEXAS N.A., INC.
                                     as Administrative Agent


                                   By______________________________________
                                     Title:


                                    CITICORP USA, INC.,
                                     as Documentation Agent and Collateral Agent
Agent

                                    By_____________________________________
                                      Title:

                              SHEARMAN & STERLING


                               November 10, 1999


Memorandum to:  All Persons on the Attached Distribution List


             Financing for Modus Media International, Inc. ("MMI")
                Ninth Amendment to Credit Agreement and Waiver
             -----------------------------------------------------


          I refer to the letter dated November 1, 1999 from Modus Media International forwarded to you by Bank of America, N.A. on November 8, 1999 in connection with the above captioned transaction.

          Attached please find one execution copy of the Ninth Amendment to Credit Agreement and Waiver dated as of November 12, 1999, to be executed by each of the parties thereto,

          Please note that the fee referred to in Section 5 is in blank. MMI will be writing to you separately to confirm the amount to be included there.

          Please make a copy of the relevant signature page of the attached document and arrange for an authorized officer of your institution to execute the attached amendment and waiver on behalf of your institution in duplicate and send me a copy of such executed pages by fax at (212) 848-7179 to reach me no later than 3:00 PM. (New York time), Friday, November 12, 1999, with two original executed hard copies to follow by courier delivery at Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, marked for my attention. Thank you.

          If you have any questions of a business nature relating to the attached please telephone Jouni Korhonen at Bank of America at (415) 622-7293 or if you have any other questions please do not hesitate to contact me at (212) 848-8672. Kind regards.

                                          Sarah M. Messana


Attachments

                            DISTRIBUTION LIST

MODUS MEDIA INTERNATIONAL, INC.
Leo Vannoni
Joseph Maloney
Mary Wilson

BANK OF AMERICA
Matthew Gabel
Jouni Korhonen
Alex Samek

BANKBOSTON, N.A.
Marwan Isbaih

CITIBANK, N.A.
Miles McManus
John O'Connor

FIRST NATIONAL BANK OF CHICAGO
Christine Jamieson
Kevin Christensen

FIRST UNION NATIONAL BANK
Richard Preskenis

FLEET BANK
Steve Curran

FLEET CAPITAL CORPORATION
Dan Hughes

HELLER FINANCIAL, INC.
Dennis Graham

IBJ WHITEHALL BUSINESS CREDIT CORP.
Russell Kasow

NATIONAL CITY COMMERCIAL FINANCE, INC.
Kathy Ellero

PNC BUSINESS CREDIT
James Steffy

TRANSAMERICA BUSINESS CREDIT
Karen Francabandera

BAKER & MCKENZIE
Eli Cohen

PALMER AND DODGE
David Rudeiger

SHEARMAN & STERLING
Denise Grant

                                                                 EXECUTION COPY


                NINTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER


     NINTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment and
                                                           -------------
Waiver") dated as of November 12, 1999 by and among MODUS MEDIA INTERNATIONAL,
------
INC., a Delaware corporation ("MMI"), MODUS MEDIA INTERNATIONAL LIMITED, an
                               ---
English company, MODUS MEDIA INTERNATIONAL PTE. LTD., a Singaporean company ("MMI-Singapore"), MODUS MEDIA INTERNATIONAL IRELAND (HOLDINGS), an Irish
  -------------
company ("Ireland Holdings"), MODUS MEDIA INTERNATIONAL PTY. LTD, an Australian
          ----------------
company, MODUS MEDIA INTERNATIONAL B.V., a Netherlands company (collectively the "Borrowers"), MODUS MEDIA INTERNATIONAL HOLDINGS, INC., a Delaware corporation
 ---------
("MMI Holdings"), the lenders from time to time party hereto, BANK OF AMERICA
  ------------
SECURITIES LLC, successor in interest by merger with NationsBank, Montgomery Securities, Inc., as Arranger and Syndication Agent, CITICORP USA, INC. ("Citicorp"), as Multi-Currency Agent, Documentation Agent and Collateral Agent,
  --------
and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., successor in interest by merger with NationsBank of Texas, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").
                    --------------------

     PRELIMINARY STATEMENTS:

     (1) The Borrowers entered into a Credit Agreement dated as of December 15, 1997 (as amended by the First Amendment to Credit Agreement dated as of February 18, 1998, the Second Amendment to Credit Agreement dated as of February 27, 1998, the Third Amendment to Credit Agreement dated as of August 10, 1998, the Fourth Amendment to Credit Agreement and Waiver dated as of November 6, 1998, the Fifth Amendment to Credit Agreement dated as of December 31, 1998, the Sixth Amendment to Credit Agreement and Waiver dated as of May 10, 1999, the Seventh Amendment to Credit Agreement and Waiver dated as of June 25, 1999 and the Eighth Amendment to Credit Agreement and Waiver dated as of September 30, 1999, in each case among the parties thereto, and as otherwise supplemented from time to time, the "Credit Agreement"; terms defined therein being used herein as
              ----------------
therein defined unless otherwise defined herein) with MMI Holdings, the Banks, the Syndication Agent, Citicorp and the Administrative Agent.

     (2)  In accordance with the letter dated November 1, 1999, from MMI to the Administrative Agent MMI Holdings intends to make a tender offer to purchase, retire or redeem up to 4.1 million of its common shares at a price of $10.35 per share and any options to purchase any capital stock of MMI, issued to and held by certain current and former employees and members of management, of Stream International Inc. ("Stream International"), Corporate Software &
                            --------------------
Technologies, Inc. ("CST") and MMI, respectively, pursuant to employee stock
                     ---
option plans (the "Employee Stock Option Redemption"). In order to consummate
                   --------------------------------
the Employee Stock Option Redemption, MMI Holdings may be unable to comply with certain of its obligations set forth in the Credit Agreement.

     (3) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. Amendment to Section 8.10
                ---------------------------------------------------------
of Credit Agreement. Section 8.10 of the Credit Agreement is hereby amended by
-------------------
deleting it in its entirety and replacing therefor a new Section to read as follows:

          "8.10 Minimum Tangible Net Worth. MMI Holdings will not permit its
                --------------------------
     Tangible Net Worth at the end of each fiscal quarter to be less than an amount equal to the sum of (i) 85% of the Tangible Net Worth of MMI as of December 31, 1999 plus (ii) 75% of cumulative Consolidated Net Income of MMI Holdings without deduction for losses for all fiscal quarters ending after December 31, 1999 plus (iii) 100% of the Net Cash Proceeds from the issuance or sale by MMI Holdings or any of its Subsidiaries to any Person other than MMI Holdings or any of its Subsidiaries of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest (other than equity issued in connection with the exercise by employees of any Credit Party or any of its Subsidiaries of employee stock option); provided, however, that in no event shall MMI Holdings
                    -----------------
     permit its Tangible Net Worth at any time to be less than $5,500,000."

     SECTION 2. Waivers. Sections of Credit Agreement. The Borrowers hereby
                -------------------------------------
request that the Required Banks and the Administrative Agent waive, and each of the Required Banks and the Administrative Agent hereby agrees to waive, the provisions of (a) Section 8.02 of the Credit Agreement with respect to the purchase or acquisition of any part of the property or assets of any Person solely to permit the Employee Stock Option Redemption, (b) Section 8.06 of the Credit Agreement with respect to the purchase or acquisition of any capital stock solely to permit the Employee Stock Option Redemption, and (c) Section
8.07 of the Credit Agreement with respect to the purchase, redemption, defeasance or retirement of shares of MMI and of any options to purchase any capital stock of MMI issued and held by employees of MMI, Stream International and CST solely to permit the Employee Stock Option Redemption, provided, however, that in the case of each of clauses (a), (b) and (c) the aggregate purchase, retirement or redemption price of all the shares of MMI and all the stock options held by employees does not exceed $41,845,868 or a pro rata share thereof calculated on the basis of a redemption price of $10.35 per share with a maximum number of shares which may be so purchased, retired or redeemed of 4,043,079.

     With respect to the waiver provided for hereunder, the Banks hereby waive any Event of Default arising under the Credit Agreement resulting from the failure of any Credit Party to comply with the obligations set forth in Sections 8.02, 8.06 and 8.07 of the Credit Agreement referred to above solely with respect to and to permit the Employee Stock Option Redemption and subject to the limitations set forth in this Section 2.

     SECTION 3. Representations and Warranties. The Borrowers represent and
                ------------------------------
warrant that the representations and warranties contained in each of the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of the date hereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

     SECTION 4. Reference to and Effect on the Credit Agreement. (a) Upon
                -----------------------------------------------
the effectiveness of this Amendment and Waiver, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby. The Credit Agreement, as amended by this Amendment and Waiver, is and shall continue to be in full force and effect and is hereby ratified and confirmed.

     (b) The Credit Agreement, the Notes and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Amendment and Waiver.

     (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

     SECTION 5. Effectiveness of this Amendment and Waiver. This Amendment
                ------------------------------------------
and Waiver shall become effective as of the date first above written when and if the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrowers and the Required Banks and the consent attached hereto executed by each of the Guarantors parties thereto and the Borrower shall have paid to the Administrative Agent a fee equal to ___ bps. on the Total Revolving Loan Commitment arising in connection with this Amendment and Waiver. SUCH FEE SHALL BE PAID ON A PRO RATA BASIS TO EACH OF THE BANKS THAT SHALL HAVE EXECUTED AND DELIVERED THIS AMENDMENT AND WAIVER TO THE ADMINISTRATIVE AGENT'S LEGAL COUNSEL AT OR BEFORE 3:00 P.M. (EASTERN TIME) ON FRIDAY, NOVEMBER 12, 1999. This Amendment and Waiver is subject to the provisions of Section 12.12 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment and Waiver may be
                -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 7. Governing Law. This Amendment and Waiver and the rights and
                -------------
obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                        MODUS MEDIA
                                        INTERNATIONAL INC.

                                        By: /s/ Richard M. Darer
                                           --------------------------------
                                           Name: Richard M. Darer
                                           Title: CFO and EVP


                                        MODUS MEDIA INTERNATIONAL
                                        LIMITED

                                        By: /s/ Paul Moore
                                           --------------------------------
                                           Name: Paul Moore
                                           Title: Director


                                        MODUS MEDIA INTERNATIONAL PTE. LTD.

                                        By: /s/ Richard M. Darer
                                           --------------------------------
                                           Name: Richard M. Darer
                                           Title: Director


                                        MODUS MEDIA INTERNATIONAL
                                        IRELAND (HOLDINGS)

                                        By: /s/ Terry Leahy
                                           --------------------------------
                                           Name: Terry Leahy
                                           Title: Director


                                        MODUS MEDIA INTERNATIONAL PTY. LTD.

                                        By: /s/ Terry Leahy
                                           --------------------------------
                                           Name: Terry Leahy
                                           Title: Director

                                        MODUS MEDIA INTERNATIONAL B.V.

                                        By: /s/ Hewk Bartels
                                           --------------------------------
                                           Name: Hewk Bartels
                                           Title: Director


                                        MODUS MEDIA INTERNATIONAL
                                        HOLDINGS INC.

                                        By: /s/ Richard M. Darer
                                           --------------------------------
                                           Name: Richard M. Darer
                                           Title: CFO and EVP


                                        BANK OF AMERICA, N.A.,
                                          individually and as
                                          Administrative Agent

                                        By:
                                           --------------------------------
                                           Title:


                                        CITICORP USA, INC.,
                                          individually and as Collateral Agent,
                                          Documentation Agent and Multi-Currency
                                          Agent

                                        By:
                                           --------------------------------
                                           Title:


                                        BANKBOSTON, N.A.

                                        By:
                                           --------------------------------
                                           Title:

                                  FIRST UNION NATIONAL BANK

                                  By:_____________________________
                                     Title:


                                  THE FIRST NATIONAL BANK OF
                                     CHICAGO

                                  By:_____________________________
                                     Title:


                                  HELLER FINANCIAL, INC.

                                  By:_____________________________
                                     Title:


                                  FLEET NATIONAL BANK

                                  By:_____________________________
                                     Title:


                                  IBJ WHITEHALL BUSINESS
                                  CREDIT CORPORATION

                                  By:_____________________________
                                     Title:

                                  NATIONAL CITY
                                     COMMERCIAL FINANCE

                                  By:_____________________________
                                     Title:


                                  PNC BANK NATIONAL ASSOCIATION

                                  By:_____________________________
                                     Title:


                                  TRANSAMERICA BUSINESS
                                  CREDIT CORPORATION

                                  By:_____________________________
                                     Title:


                                  FLEET CAPITAL CORPORATION

                                  By:_____________________________
                                     Title:

                                    CONSENT


                                                  Dated as of November 12, 1999

     Each of the undersigned, Modus Media International Documentation Services (Ireland) Limited, Modus Media International (Ireland) Limited and Modus Media International (Australia) Limited, each as a Guarantor (the "US Guarantors"), under the U.S. Subsidiary Guaranty dated December 15, 1997 (the "US Guaranty") by each of the US Guarantors in favor of the Guaranteed Creditors (as defined in the Credit Agreement dated as of December 15, 1997 (as heretofore amended by the First Amendment to Credit Agreement dated as of February 18, 1998, the Second Amendment to Credit Agreement dated as of February 27, 1998, the Third Amendment to Credit Agreement dated as of August 10, 1998, the Fourth Amendment to Credit Agreement and Waiver dated as of November 6, 1998, the Fifth Amendment to
Credit Agreement dated as of December 31, 1998, the Sixth Amendment to Credit Agreement and Waiver dated as of May 10, 1999, the Seventh Amendment to Credit Agreement and Waiver dated as of June 25, 1999 and the Eighth Amendment to Credit Agreement and Waiver dated as of September 30, 1999 in each case among the parties thereto, as further amended by the foregoing Ninth Amendment to Credit Agreement and Waiver dated as of November 12, 1999, and as otherwise supplemented from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined unless otherwise defined herein) among Modus Media International Inc., and the other borrowers party thereto (the "Borrowers"), Modus Media International Holdings Inc., the lenders from time to time party thereto (the "Banks"), NationsBanc Montgomery Securities LLC, as Arranger and Syndication Agent, Citicorp USA, Inc. ("Citicorp"), as Multi-Currency Agent, Documentation Agent and Collateral Agent, and Bank of America, N.A., formerly known as NationsBank, N.A., successor in interest by merger with NationsBank of Texas, N.A., as Administrative Agent (in such capacity, the "Administrative Agent")), and Modus Media International (Ireland) Holdings, Modus Media International Fulfillment Services Europe, Modus Media International Dublin and Modus Media International Kildare, each as a Guarantor (the "Irish Guarantors"), under the Foreign Subsidiary Guaranty dated January 30, 1998 (the "Irish Guaranty") by each of the Irish Guarantors in favor of the Guaranteed Creditors (as defined in the Credit Agreement) hereby consents to the foregoing Eighth Amendment to Credit Agreement and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment, each of the US Guaranty and the Irish Guaranty and each other Credit Document to which the undersigned is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the foregoing Amendment, each reference in the US Guaranty and the Irish Guaranty and each other Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by the foregoing Amendment or otherwise supplemented from time to time, and (b) the Security Documents to which such Guarantor is a party and all of the Collateral and the Security Agreement Collateral, as the case may be, described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                        MODUS MEDIA INTERNATIONAL
                                        DOCUMENTATION SERVICES
                                        (IRELAND) LIMITED

                                        By: /s/ Richard M. Darer
                                           ---------------------
                                           Name: Richard M. Darer
                                           Title: CFO and EVP


                                        MODUS MEDIA INTERNATIONAL
                                        (IRELAND) LIMITED

                                        By: /s/ Richard M. Darer
                                           ---------------------
                                           Name: Richard M. Darer
                                           Title: CFO and EVP


                                        MODUS MEDIA INTERNATIONAL
                                        HOLDINGS (AUSTRALIA) LIMITED

                                        By: /s/ Richard M. Darer
                                           ---------------------
                                           Name: Richard M. Darer
                                           Title: CFO and EVP


                                        MODUS MEDIA INTERNATIONAL
                                        IRELAND (HOLDINGS)

                                        By: /s/ Terry Leahy
                                           ---------------------
                                           Name: Terry Leahy
                                           Title: Director

                                        MODUS MEDIA INTERNATIONAL
                                        KILDARE

                                        By: /s/ Paul Moore
                                           ---------------------
                                           Name: Paul Moore
                                           Title: Director


                                        MODUS MEDIA INTERNATIONAL
                                        DUBLIN

                                        By: /s/ Paul Moore
                                           ---------------------
                                           Name: Paul Moore
                                           Title: Director


                                        MODUS MEDIA INTERNATIONAL
                                        FULFILLMENT SERVICES EUROPE

                                        By: /s/ Paul Moore
                                           ---------------------
                                           Name: Paul Moore
                                           Title: Director